                                                                   EXHIBIT 10.14

********************************************************************************


                               CREDIT AGREEMENT

                         Dated as of October 15, 1997

                                 by and among

                             CELLSTAR CORPORATION,
                                 as Borrower,

                      THE FIRST NATIONAL BANK OF CHICAGO
                                      and
                              NATIONAL CITY BANK,
                                 as Co-Agents,

                                      and

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                   as Agent

                                 $135,000,000

                            MULTICURRENCY REVOLVING
                                CREDIT FACILITY

********************************************************************************

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
ARTICLE I - Definitions..........................................................   1
     Section 1.1.        Definitions.............................................   1
     Section 1.2.        Other Definitional Provisions...........................  19

ARTICLE II - Advances............................................................  20
     Section 2.1.        Advances................................................  20
     Section 2.2.        Swing Line..............................................  20
     Section 2.3.        Notes...................................................  23
     Section 2.4.        Repayment of Advances...................................  23
     Section 2.5.        Interest................................................  23
     Section 2.6.        Borrowing Procedure.....................................  23
     Section 2.7.        Conversions and Continuations...........................  24
     Section 2.8.        Use of Proceeds.........................................  25
     Section 2.9.        Commitment Fee..........................................  25
     Section 2.10.       Reduction or Termination of Commitments.................  26
     Section 2.11.       Administrative Fee......................................  26

ARTICLE III - Letters of Credit..................................................  26
     Section 3.1.        Letters of Credit.......................................  26
     Section 3.2.        Procedure for Issuing Letters of Credit.................  27
     Section 3.3.        Participation by Banks..................................  27
     Section 3.4.        Payments Constitute Advances............................  27
     Section 3.5.        Letter of Credit Fee....................................  27
     Section 3.6.        Agent's Responsibilities................................  28
     Section 3.7.        Letter of Credit Documents..............................  28

ARTICLE IV - Payments............................................................  28
     Section 4.1.        Method of Payment.......................................  28
     Section 4.2.        Voluntary Prepayment....................................  29
     Section 4.3.        Mandatory Prepayment....................................  29
     Section 4.4.        Pro Rata Treatment......................................  30
     Section 4.5.        Non-Receipt of Funds by the Agent.......................  30
     Section 4.6.        Withholding Taxes.......................................  30
     Section 4.7.        Withholding Tax Exemption...............................  31
     Section 4.8.        Judgment Currency.......................................  31

ARTICLE V - Yield Protection; Limitations on Advances; Capital Adequacy..........  32
     Section 5.1.        Additional Costs........................................  32
     Section 5.2.        Limitation on Types of Advances.........................  34

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                  Page
                                                                                  -----
     Section 5.3.        Illegality..............................................  34
     Section 5.4.        Substitute Floating Rate Advances.......................  35
     Section 5.5.        Compensation............................................  35
     Section 5.6.        Capital Adequacy........................................  36
     Section 5.7.        Additional Costs in Respect of Letters of Credit........  36

ARTICLE VI - Security............................................................  37
     Section 6.1.        Collateral..............................................  37
     Section 6.2.        Setoff..................................................  38
     Section 6.3.        Other Subsidiaries......................................  39

ARTICLE VII - Conditions Precedent...............................................  39
     Section 7.1.        Initial Extension of Credit.............................  39
     Section 7.2.        All Extensions of Credit................................  43

ARTICLE VIII - Representations and Warranties....................................  43
     Section 8.1.        Existence and Authority.................................  43
     Section 8.2.        Financial Statements....................................  44
     Section 8.3.        Corporate Action; No Breach.............................  44
     Section 8.4.        Operation of Business...................................  44
     Section 8.5.        Litigation and Judgments................................  45
     Section 8.6.        Rights in Properties; Liens.............................  45
     Section 8.7.        Enforceability..........................................  45
     Section 8.8.        Approvals...............................................  45
     Section 8.9.        Debt....................................................  45
     Section 8.10.       Taxes...................................................  45
     Section 8.11.       Use of Proceeds; Margin Securities......................  46
     Section 8.12.       ERISA...................................................  46
     Section 8.13.       Disclosure..............................................  46
     Section 8.14.       Subsidiaries; Foreign Affiliates........................  46
     Section 8.15.       Agreements..............................................  47
     Section 8.16.       Compliance with Laws....................................  47
     Section 8.17.       Investment Company Act..................................  47
     Section 8.18.       Public Utility Holding Company Act......................  47
     Section 8.19.       Environmental Matters...................................  47
     Section 8.20.       Patents, Trademarks and Copyrights......................  47
     Section 8.21.       Relationship to the Banks...............................  47
     Section 8.22.       Government Regulation...................................  48
     Section 8.23.       Foreign Employee Benefit Matters........................  48

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                   Page
                                                                                   ----
ARTICLE IX - Affirmative Covenants...............................................  48
     Section 9.1.        Reporting Requirements..................................  48
     Section 9.2.        Maintenance of Existence; Conduct of Business...........  50
     Section 9.3.        Maintenance of Properties...............................  50
     Section 9.4.        Taxes and Claims........................................  51
     Section 9.5.        Insurance...............................................  51
     Section 9.6.        Inspection Rights.......................................  51
     Section 9.7.        Keeping Books and Records...............................  51
     Section 9.8.        Compliance with Laws and Agreements.....................  51
     Section 9.9.        Further Assurances......................................  52
     Section 9.10.       ERISA...................................................  52
     Section 9.11.       Foreign Employee Benefit Compliance.....................  52

ARTICLE X - Negative Covenants...................................................  52
     Section 10.1.       Debt....................................................  52
     Section 10.2.       Limitation on Liens.....................................  53
     Section 10.3.       Mergers, Etc............................................  54
     Section 10.4.       Restricted Payments.....................................  54
     Section 10.5.       Loans and Investments...................................  54
     Section 10.6.       Transactions With Affiliates............................  56
     Section 10.7.       Disposition of Assets...................................  57
     Section 10.8.       Prepayment of Debt......................................  57
     Section 10.9.       Nature of Business......................................  57
     Section 10.10.      Environmental Protection................................  57
     Section 10.11.      Accounting..............................................  57

ARTICLE XI - Financial Covenants.................................................  58
     Section 11.1.       Consolidated Tangible Net Worth.........................  58
     Section 11.2.       Consolidated Interest Coverage Ratio....................  58
     Section 11.3.       Companies Interest Coverage Ratio.......................  58
     Section 11.4.       Minimum Turnover Ratio..................................  58
     Section 11.5.       Consolidated Funded Debt to Consolidated Cash Flow Ratio  59
     Section 11.6.       Consolidated Senior Debt to Consolidated Cash Flow Ratio  59

ARTICLE XII - Default............................................................  59
     Section 12.1.       Events of Default.......................................  59
     Section 12.2.       Remedies Upon Default...................................  61
     Section 12.3.       Cash Collateral.........................................  62
     Section 12.4.       Performance by the Agent................................  62

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                   Page
                                                                                   ----
ARTICLE XIII - The Agent.........................................................  62
     Section 13.1.       Appointment, Powers and Immunities......................  62
     Section 13.2.       Rights of Agent as a Bank...............................  64
     Section 13.3.       Sharing of Payments, Etc................................  64
     SECTION 13.4.       INDEMNIFICATION.........................................  65
     Section 13.5.       Independent Credit Decisions............................  65
     Section 13.6.       Several Commitments.....................................  65
     Section 13.7.       Successor Agent.........................................  66

ARTICLE XIV - Miscellaneous......................................................  66
     Section 14.1.       Expenses................................................  66
     SECTION 14.2.       INDEMNIFICATION.........................................  67
     Section 14.3.       Limitation of Liability.................................  67
     Section 14.4.       No Fiduciary Relationship...............................  67
     Section 14.5.       No Waiver; Cumulative Remedies..........................  68
     Section 14.6.       Successors and Assigns..................................  68
     Section 14.7.       Survival................................................  71
     Section 14.8.       ENTIRE AGREEMENT........................................  71
     Section 14.9.       Amendments, Etc.........................................  71
     Section 14.10.      Maximum Interest Rate...................................  72
     Section 14.11.      Notices.................................................  72
     SECTION 14.12.      GOVERNING LAW; VENUE; SERVICE OF PROCESS................  73
     Section 14.13.      Counterparts............................................  73
     Section 14.14.      Severability............................................  73
     Section 14.15.      Headings................................................  73
     Section 14.16.      Non-Application of Chapter 346 of Texas Finance Code....  73
     Section 14.17.      Construction............................................  74
     Section 14.18.      Independence of Covenants...............................  74
     Section 14.19.      WAIVER OF JURY TRIAL....................................  74

                               CREDIT AGREEMENT
                               ----------------


     THIS CREDIT AGREEMENT (this "Agreement"), dated as of October 15, 1997, is
                                  ---------
among CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), each of the
                                                         --------
banks or other lending institutions which is or may from time to time become a signatory hereto or any successor or permitted assignee thereof (each a "Bank"
                                                                         ----
and, collectively, the "Banks"), THE FIRST NATIONAL BANK OF CHICAGO and NATIONAL
                        -----
CITY BANK, as co-agents (the "Co-Agents"), and TEXAS COMMERCE BANK NATIONAL
                              ---------
ASSOCIATION, a national banking association ("TCB"), as agent for itself and the
                                              ---
other Banks, as issuer of Letters of Credit hereunder , and as the swing line lender (in such capacity, together with its successors in such capacity, the "Agent").
 -----

                               R E C I T A L S:
                               ---------------

     A. The Borrower has requested that the Banks, the Co-Agents and the Agent enter into this Agreement in order, among other things, to provide for a revolving credit facility not to exceed an aggregate principal amount of $135,000,000, including (i) a $10,000,000 sub-facility for the issuance of letters of credit, (ii) a $5,000,000 swing line facility and (iii) a $25,000,000 sub-facility for Alternate Currency Advances under the revolving credit facility, all on the terms and conditions set forth herein.

     B. The Banks are willing to extend credit to the Borrower, and TCB is willing to serve as Agent, upon and subject to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1.  Definitions.  As used in this Agreement, the following terms
                   -----------
have the following meanings:

          "A & S" means A & S Air Service, Inc., a Delaware corporation and a
           -----
     Subsidiary of CAS.

          "ACC" means ACC-CellStar, Inc., a Delaware corporation and a
           ---
     Subsidiary of CellStar SA.

          "Additional Costs" is defined in Section 5.1.
           ----------------                -----------

          "Administrative Questionnaire" means an administrative questionnaire
           ----------------------------
     in a form satisfactory to the Agent which each Bank shall complete and provide to the Agent, setting forth such relevant information as Agent may request regarding such Bank, including without limitation such Bank's Applicable Lending Office for each Type of Advance.

          "Advance" means an advance of funds by the Banks or any one of them to
           -------
     the Borrower pursuant to Article II or Section 3.4.
                              ----------    -----------

          "Advance Request Form" means a certificate, in substantially the form
           --------------------
     of Exhibit B hereto, properly completed and signed by the Borrower
        ---------
     requesting an Advance.

          "Affiliate" means, as to any Person, any other Person (a) that
           ---------
     directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent or more of any class of voting stock of such Person; or (c) five percent or more of the voting stock or other ownership, equity or voting interests of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Agent or any Bank be
                   --------  -------
     deemed an Affiliate of the Borrower, any of the Guarantors, any of the Subsidiaries, or any of the Foreign Affiliates.

          "Alternate Base Rate" means as of any date of determination, a rate
           -------------------
     per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to the greater of (a) the Prime Rate in effect on such day, or (b) the sum of the Federal Funds Effective Rate in effect on such day plus one-half of one percent. If for any reason the Agent shall have determined (which determination shall be prima facie correct) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure after diligent effort of the Agent to obtain sufficient quotations in accordance with the definition of Federal Funds Effective Rate, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively, without notice to the Borrower.

          "Alternate Currency" means the following so long as they are Eligible
           ------------------
     Currencies: British pounds sterling, Japanese yen, German deutsche marks, Italian lire, Canadian dollars, Hong Kong dollars, French francs and ECU's. For purposes of this definition of Alternate Currency, "Eligible Currency"
                                                             -----------------
     means any currency other than Dollars that is readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market and as to which an Equivalent Amount is available in Dollars in the London interbank market (or other market where the Agent's currency exchange operations in respect of the applicable currency are then being conducted).

          "Alternate Currency Advances" means Advances which are funded in
           ---------------------------
     Alternate Currency and bear interest based upon the Alternate Currency
     Rate.

          "Alternate Currency Rate" means, for any Alternate Currency Advance
           -----------------------
     for any Interest Period therefor, an interest rate per annum determined by the Agent by dividing: (i) the rate per annum determined by the Agent at or
                  --------
     before 10:00 A.M. (Dallas time) (or as soon thereafter as practicable) two Business Days before the first day of such Interest Period to be the rate per annum at which deposits in the relevant Alternate Currency are offered by the Principal Office of the Agent to first class banks in the interbank euro alternate currency market selected by the Agent for a period equal to such Interest Period and in an amount substantially equal to the amount of such Alternate Currency Advance during such Interest Period; by (ii) Statutory Reserves.

          "Applicable Lending Office" means for each Bank and each Type of
           -------------------------
     Advance, the lending office of such Bank (or of an Affiliate of such Bank) designated for such Type of Advance in the Administrative Questionnaire or such other office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Borrower and the Agent as the office by which its Advances of such Type are to be made and maintained.

          "Applicable Percentage" means, for any day, (a) with respect to
           ---------------------
     Eurodollar Advances, the margin of interest over the Eurodollar Rate that is applicable when any Applicable Rate based on the Eurodollar Rate is determined under this Agreement, (b) with respect to Floating Rate Advances, the margin of interest over the Alternate Base Rate that is applicable when any Applicable Rate based on the Alternate Base Rate is determined under this Agreement, (c) with respect to Alternate Currency Advances, the margin of interest over the Alternate Currency Rate that is applicable when any Applicable Rate based on the Alternate Currency Rate is determined under this Agreement, (d) with respect to commitment fees payable under Section 2.9, the commitment fee percentage that is applicable
                   -----------
     when any such commitment fee is determined under this Agreement, and (e) with respect to letter of credit fees payable under Section 3.5, the letter
                                                         -----------
     of credit fee percentage that is applicable when any such letter of credit fee is determined under this Agreement. The Applicable Percentage is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of Consolidated Funded Debt to Consolidated Cash Flow. On each date a Compliance Certificate is due under Section 9.1(d), the Applicable
                                           --------------
     Percentage shall be adjusted to reflect the Applicable Percentage prescribed below for the ratio of Consolidated Funded Debt to Consolidated Cash Flow as demonstrated by such Compliance Certificate. At all times the Applicable Percentage shall be as follows:

                                     APPLICABLE PERCENTAGE
                                         FOR EURODOLLAR
      RATIO OF CONSOLIDATED           ADVANCES, ALTERNATE    APPLICABLE MARGIN
         FUNDED DEBT TO              CURRENCY ADVANCES AND      FOR FLOATING        APPLICABLE
     CONSOLIDATED CASH FLOW          LETTER OF CREDIT FEES      RATE ADVANCES     COMMITMENT FEE
     ----------------------          ---------------------      -------------     --------------
     Less than 1.00 to 1.00                   0.875%                 0%               0.25%

     Greater than or equal to 1.00 to         1.000%                 0%               0.25%
      1.00, but less than 1.50 to 1.00

     Greater than or equal to 1.50 to         1.250%                 0%               0.30%
      1.00, but less than 2.25 to 1.00

     Greater than or equal to 2.25 to         1.500%                 0%              0.375%
      1.00, but less than 3.00 to 1.00

     Greater than or equal to 3.00 to         1.750%              0.25%              0.375%
      1.00 but less than 3.50 to 1.00

     Greater than or equal to 3.50 to         2.000%              0.50%              0.375%
      1.00

     After each adjustment of the Applicable Percentage in accordance herewith due to a change in the ratio of Consolidated Funded Debt to Consolidated Cash Flow as demonstrated by the Compliance Certificate, the new Applicable Percentage shall apply to all Advances made or outstanding thereafter until the next date that a Compliance Certificate is due under Section 9.1(d) and
                                                              --------------
     demonstrates a change in the ratio of Consolidated Funded Debt to Consolidated Cash Flow to an amount so that another Applicable Percentage shall be applied. Upon the request of the Agent, the Borrower must demonstrate to the reasonable satisfaction of the Agent the required applicable ratio in order to obtain an adjustment to a lower Applicable Percentage. If the Borrower fails to furnish to the Agent any Compliance Certificate by the date required by this Agreement, then the maximum Applicable Percentage shall apply at all times after such date for all Advances made or outstanding after such date until the Borrower furnishes the required Compliance Certificate to the Agent.

          "Applicable Rate" means:  (i) during the period that an Advance is a
           ---------------
     Floating Rate Advance (including, without limitation, the Swing Line Advances), the Alternate Base Rate plus the Applicable Percentage; (ii) during the period that an Advance is a Eurodollar Advance, the Eurodollar Rate plus the Applicable Percentage; and (iii) during the period that an Advance is an Alternate Currency Advance, the Alternate Currency Rate plus the Applicable Percentage.

          "Asset Coverage Amount" means at any time:
           ---------------------

               (1) an amount equal to 80% of the sum of (a) Eligible Accounts less (b) Foreign Accounts to the extent Foreign Accounts exceed $15,000,000 in the aggregate; plus
                                        ----

               (2) an amount equal to the lesser of (a) 50% of Eligible Inventory or (b) 60% of the aggregate amount of the Commitments.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
     into by a Bank and its assignee and accepted by the Agent pursuant to
     Section 14.6, in substantially the form of Exhibit I hereto.
     ------------                               ---------

          "Audiomex" means Audiomex Export Corp., a Texas corporation and a
           --------
     Subsidiary of NAC.

          "Average Inventory" means, as of the end of each fiscal quarter of the
           -----------------
     Borrower, the average inventory of the Borrower and the Subsidiaries on a consolidated basis for the period of the four fiscal quarters then ended, calculated as follows: (a) the sum obtained by adding together the Average Inventory Per Quarter for each of such four fiscal quarters, divided by (b) four.

          "Average Inventory Per Quarter" means, for any fiscal quarter of the
           -----------------------------
     Borrower, the following for the Borrower and the Subsidiaries on a consolidated basis: (a) the sum of (i) the beginning inventory amount for such quarter, plus (ii) the ending inventory amount for such quarter, divided by (b) two.

          "Borrower Security Agreement" means the Security Agreement of the
           ---------------------------
     Borrower in favor of the Agent in substantially the form of Exhibit E-1
                                                                 -----------
     hereto, as the same may be amended, supplemented, or modified from time to time.

          "Business Day" means (a) any day on which national banks in Dallas,
           ------------
     Texas are open for the conduct of commercial banking business, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with each Eurodollar Advance or Alternate Currency Advance, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar or
     ----------
     Alternate Currency deposits are carried out in the relevant interbank market referred to by the Agent to determine the Eurodollar Rate for such Eurodollar Advance or the Alternate Currency Rate for such Alternate Currency Advance and which is also a day on which banks and foreign exchange markets are open for business in London and (if applicable) for the purpose of payments in an Alternate Currency in the principal financial center of the country of such currency.

          "Capital Lease Obligations" means, as to any Person, the obligations
           -------------------------
     of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "CAS" means CellStar Air Services, Inc., a Delaware corporation and a
           ---
     Subsidiary of the Borrower.

          "CellStar Asia" means CellStar (Asia) Corporation LTD., a Hong Kong
           -------------
     corporation and a Subsidiary of CellStar International.

          "CellStar International" means CellStar International
           ----------------------
     Corporation/Asia, a Delaware corporation and a Subsidiary of NAC.

          "CellStar Ireland" means CellStar Ireland, a United Kingdom company
           ----------------
     resident in Ireland and a Subsidiary, if and when established.

          "CellStar SA" means CellStar International Corporation/SA, a Delaware
           -----------
     corporation and a Subsidiary of NAC.

          "Celular Express" means Celular Express S.A. de C.V., a Mexico
           ---------------
     corporation and a Subsidiary of Audiomex.

          "Change of Control" means any of the following:
           -----------------

               (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than an Excluded Person is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the combined voting stock of Borrower ordinarily having the right to vote at an election of directors; provided that no Change of
                                                     --------
          Control shall be deemed to have occurred from a transfer of the Borrower's voting securities by Mr. Alan H. Goldfield ("Goldfield") to
          (i) a member of Goldfield's immediate family (determined in accordance with Rule 16a-1(e) of the Securities Exchange Act of 1934, as amended) either during Goldfield's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which Goldfield or a member of (or members) of his immediate family is the sole beneficiary; (iii) any trust as to which Goldfield is the settlor and the sole trustee with sole power to revoke; (iv) any entity over which Goldfield has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Internal

          Revenue Code of 1986, as amended, that is funded and controlled by Goldfield; provided, further, that any further transfer by any of the
                     --------  -------
          foregoing Persons is not excluded from being deemed a Change of Control if such further transfer is to a person or group other than those specified in clauses (i) through (v) above;

               (b) during any period of 12 consecutive calendar months, individuals:

                    (i) who were directors of Borrower on the first day of such period, or

                    (ii) whose election or nomination for election to the board of directors of Borrower was recommended or approved by at least a majority of the directors then still in office who were directors of Borrower on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the board of directors of Borrower;

               (c) Both Alan H. Goldfield and Richard M. Gozia shall at any time cease to be involved in the management of the Borrower and NAC (other than temporary absences for any period of time not longer than 60 days); and

               (d) The occurrence of a Change of Control (as defined in the Subordinated Note Documents).

          "Code" means the Internal Revenue Code of 1986, as amended, and the
           ----
     regulations promulgated and rulings issued thereunder.

          "Collateral" is defined in Section 6.1.
           ----------                -----------

          "Commitment" means, as to each Bank, the obligation of such Bank to
           ----------
     make Advances pursuant to Sections 2.1 and 2.2 and issue or participate in
                               ------------     ---
     Letters of Credit pursuant to Sections 3.1 and 3.3 in an aggregate
                                   ------------     ---
     principal amount at any time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Commitment", as such amount may be reduced pursuant to
     Section 2.10 or terminated pursuant to Section 2.10 or Section 12.2.
     ------------                           ------------    ------------

          "Commitment Percentage" means, at any time for any Bank, the
           ---------------------
     proportion (stated as a percentage) that its Commitment under this Agreement bears to the Banks' total Commitments under this Agreement.

          "Companies" means, collectively, the Partnerships and NAC; and at all
           ---------
     times when the Agent has a first priority security interest in assets of CWI, "Companies" shall also include CWI.
           ---------

          "Companies Cash Flow" means, for any period, the sum of the following,
           -------------------
     calculated on a combined basis for the Companies, without duplication:

               (a) the amount of net income for such period (whether positive or negative) before interest expense, income taxes and extraordinary items, net of

               (b) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period; provided, however, that in calculating Companies Cash Flow, changes in
          --------  -------
          the allowance for doubtful accounts shall not be treated as a non-cash item for purposes of such calculation.

          "Compliance Certificate" means a certificate of the president, chief
           ----------------------
     executive officer, chief financial officer or corporate controller of the Borrower, in the form of Exhibit D hereto, with appropriate completions.
                              ---------

          "Consolidated Cash Flow" means, for any period, the sum of the
           ----------------------
     following, calculated on a consolidated basis for the Borrower and the Subsidiaries without duplication:

               (a) the amount of net income for such period (whether positive or negative) before interest expense, income taxes and extraordinary items, net of

               (b) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period; provided, however, that in calculating Consolidated Cash Flow, changes
          --------  -------
          in the allowance for doubtful accounts shall not be treated as a non-cash item for purposes of such calculation.

          "Consolidated Funded Debt" means, at any particular time, the sum of
           ------------------------
     the following, calculated on a consolidated basis for the Borrower and the Subsidiaries in accordance with GAAP:

               (a) all obligations for borrowed money (whether as a direct obligor on a promissory note, bond, debenture or other similar instrument, as a reimbursement obligor with respect to an issued letter of credit or similar instrument, as an obligor under a Guarantee of borrowed money, or as any other type of direct or contingent obligor), plus (but without duplication)
                               ----

               (b) all Capital Lease Obligations (other than the interest component of such obligations).

          "Consolidated Senior Debt" means Consolidated Funded Debt other than
           ------------------------
     Subordinated Debt.

          "Consolidated Tangible Net Worth" means, at any particular time, all
           -------------------------------
     amounts which, in conformity with GAAP, would be included as stockholders' or owners' equity on a consolidated balance sheet of the Borrower and the Subsidiaries; provided, however, there shall be excluded therefrom: (a)
                   --------  -------
     any amount at which shares of capital stock of any Person appear as an asset on the balance sheet of such Person, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) deferred expenses,
     (e) loans and advances to any stockholder, director, officer, partner, or employee of the Borrower, any Subsidiary, or any Affiliate of the Borrower or any Subsidiary, and (f) all other assets which are properly classified as intangible assets.

          "Continue", "Continuation", and "Continued" shall refer to the
           --------    ------------        ---------
     continuation pursuant to Section 2.7 of (a) a Eurodollar Advance as a
                              -----------
     Eurodollar Advance from one Interest Period to the next Interest Period and
     (b) an Alternate Currency Advance as an Alternate Currency Advance from one Interest Period to the next Interest Period.

          "Convert", "Conversion", and "Converted" shall refer to a conversion
           -------    ----------        ---------
     pursuant to Section 2.7 or Article V of one Type of Advance into another
                 -----------    ---------
     Type of Advance.

          "Cost of Goods Sold" means, as of the end of each fiscal quarter of
           ------------------
     the Borrower, the cost of goods sold for the Borrower and the Subsidiaries on a consolidated basis in the period of the four fiscal quarters then ended.

          "CWI" means CellStar West, Inc., a Delaware corporation and a
           ---
     Subsidiary of the NAC.

          "Debt" means as to any Person at any time (without duplication):  (a)
           ----
     all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business (including ordinary and customary duties related to purchases of inventory by Foreign Subsidiaries and Foreign Affiliates from or financed by the Companies, or any of them), (d) all Capital Lease Obligations of such Person, (e) all Debt or other obligations (other than trade payables for the purchase of goods or materials in the ordinary course of business) of others Guaranteed by such Person, (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, and (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan.

          "Default" means an Event of Default or the occurrence of an event or
           -------
     condition which with notice or lapse of time or both would become an Event of Default.

          "Default Rate" means the Maximum Rate or, if no Maximum Rate exists,
           ------------
     the sum of the Alternate Base Rate in effect from day to day plus four percent.

          "Dollars" and "$" mean lawful money of the United States of America.
           -------       -

          "Domestic Subsidiary" means any Subsidiary which is domiciled in the
           -------------------
     United States of America.

          "ECU" means that unit of account known as the ECU that is at present
           ---
     used in the European Monetary System, as defined from time to time by the European Community, including changes in the components of the ECU pursuant to the most recent council regulation.

          "Eligible Accounts" means, at any time, all accounts receivable of the
           -----------------
     Companies, or any of them, that satisfy the following conditions:

               (a) The account has not been outstanding for more than 90 days past the original date of invoice;

               (b) A Company has good and indefeasible title to the account, the account is not subject to any Lien except Liens in favor of the Agent, and the Agent has a valid, perfected first priority Lien in the account; and

               (c) The account is not owed by an employee, a Subsidiary or Affiliate of any Company.

          "Eligible Assignee" means any commercial bank, savings and loan
           -----------------
     association, savings bank, finance company, insurance company, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) acceptable to the Agent.

          "Eligible Inventory" means, at any time, all inventory then owned by
           ------------------
     (and in the possession or under the control of) the Companies, or any of them, and held for sale or disposition in the ordinary course of the Companies' business, in which the Agent has a perfected, first priority security interest, valued at the lower of (i) actual cost for the purchase of such inventory from the original wholesale supplier or (ii) fair market value. Eligible Inventory shall not include (a) the value of the obsolescence reserve, (b) inventory located at any location for which a landlord's waiver is required to be delivered under the Loan Documents and has not been received by the Agent, and (c) inventory located outside of the United States of America.

          "Engagement Letter" means that certain letter agreement dated
           -----------------
     September 8, 1997, among the Borrower, TCB, and Chase Securities, Inc.

          "Environmental Laws" means any and all United States of America
           ------------------
     federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment.

          "Environmental Liabilities" means all liabilities, obligations,
           -------------------------
     responsibilities, remedial actions, losses, damages, punitive damages, consequential damages, treble damages, costs, expenses, fines, penalties, sanctions, and interest arising from environmental, health or safety conditions or the release or threatened release of a Hazardous Material into the environment, resulting from the past, present, or future operations of the Borrower or any Subsidiary.

          "Equivalent Amount" means (a) the equivalent in Dollars of any
           -----------------
     Alternate Currency and (b) the equivalent in any Alternate Currency of Dollars. For purposes of this Agreement, each Equivalent Amount shall be determined by using the quoted spot rate at which TCB or any affiliate of TCB offers to exchange Dollars for such Alternate Currency at 11:00 A.M. Dallas, Texas time two Business Days prior to the date on which such equivalent is to be determined pursuant to the provisions of this Agreement. The Agent shall notify each affected Bank of such determination on such date. The Equivalent Amount of each Advance made in Alternate Currency shall be recalculated hereunder on each date it is necessary to determine the unused portion of each Bank's Commitment or any Advances outstanding on such date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and the regulations and published interpretations thereunder.

          "ERISA Affiliate" means any corporation or trade or business which is
           ---------------
     a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or any Guarantor or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower or any Guarantor.

          "Eurodollar Advances" means Advances which are funded in Dollars and
           -------------------
     bear interest at rates determined on the basis of the rates referred to in the definition of "Eurodollar Rate" in this Section 1.1.
                                                 -----------

          "Eurodollar Rate" means, for any Eurodollar Advance for any Interest
           ---------------
     Period therefor, an interest rate per annum determined by the Agent at or before 10:00 A.M. (Dallas time) (or as soon thereafter as practicable) two Business Days before the first day of such Interest Period, by dividing:
                                                                    --------
     (i) the rate per annum equal to the annual rate of interest shown on the appropriate reference page of Reuters America, Inc. for a period equal to such Interest Period, or if such page is not available, the annual rate of interest shown on the Bloomberg Screen British Banker's LIBOR Fixing for a period equal to such Interest Period, or if neither of the foregoing is available, the rate per annum determined by the Agent to be the rate per annum at which deposits of Dollars are offered by the Principal Office of the Agent to first class banks in the interbank Eurodollar market selected by the Agent for a period equal to such Interest Period and in an amount substantially equal to the amount of such Eurodollar Advance during such Interest Period; by (ii) Statutory Reserves.

          "Event of Default" is defined in Section 12.1.
           ----------------                ------------

          "Excluded Person" means (a) Alan H. Goldfield, (b) a trustee or other
           ---------------
     fiduciary holding securities under an employee benefit plan of the Borrower and acting in such capacity, and (c) a corporation owned, directly or indirectly, by the stockholders of the Borrower in substantially the same proportions as their ownership of voting securities of the Borrower.

          "Federal Funds Effective Rate" means, for any day, the rate per annum
           ----------------------------
     determined by the Agent to be equal to the weighted average of the rate on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, New York, or if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent in its sole discretion. The determination by the Agent of the rate of interest per annum provided above shall be conclusive absent manifest error.

          "Fee Letter" means that certain Fee Letter, dated September 8, 1997,
           ----------
     among the Borrower, TCB and Chase Securities, Inc.

          "Financo" means CellStar Financo, Inc., a Delaware corporation and a
           -------
     Subsidiary of Borrower.

          "FIRA" is defined in Section 8.21.
           ----                ------------

          "Floating Rate Advances" means Advances which are funded in Dollars
           ----------------------
     and bear interest based upon the Alternate Base Rate, including without limitation, Swing Line Advances.

          "Foreign Accounts" means all accounts receivable of the Companies, or
           ----------------
     any of them, with respect to which the account debtor is domiciled in any country other than the United States of America.

          "Foreign Affiliate" means any Person in which the Borrower or any
           -----------------
     Subsidiary has an equity or ownership interest equal to or less than 50% and which is organized or domiciled in any country other than the United States of America.

          "Foreign Employee Benefit Plan" means any employee benefit plan as
           -----------------------------
     defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of Borrower, any of its Subsidiaries or any Affiliates and is not covered by ERISA pursuant to ERISA Section 4(b)(4).

          "Foreign Pension Plan" means any employee benefit plan as described in
           --------------------
     Section 3(3) of ERISA which (a) is maintained or contributed to for the benefit of employees of Borrower, any of its Subsidiaries or any of its ERISA Affiliates, (b) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (c) under applicable local law, is required to be funded through a trust or other funding vehicle.

          "Foreign Subsidiary" means any Subsidiary which is organized or
           ------------------
     domiciled in any country other than the United States of America.

          "Fulfillment" means CellStar Fulfillment, Inc., a Delaware
           -----------
     corporation, a Subsidiary of the Borrower and general partner of CellStar Fulfillment, Ltd.

          "GAAP" means generally accepted accounting principles, applied on a
           ----
     consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
     political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

          "Guarantee" by any Person means any obligation, contingent or
           ---------
     otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guaranties" means the guaranties of Guarantors in favor of the Agent
           ----------
     and the Banks, each in substantially the form of Exhibit G hereto, as the
                                                      ---------
     same may be amended, supplemented or modified from time to time.

          "Guarantor Security Agreements" means the security agreements of the
           -----------------------------
     Guarantors in favor of the Agent, in substantially the form of Exhibit E-2
                                                                    -----------
     hereto, as the same may be amended, supplemented or modified from time to time.

          "Guarantors" means, collectively, the Partnerships, NAC, ACC, Financo,
           ----------
     CWI, Holdings, Fulfillment, CellStar International, Audiomex, CellStar SA, CAS, A & S and each other Subsidiary that at any time executes a Guaranty in favor of the Agents and the Banks.

          "Hazardous Material" means any substance, product, waste, pollutant,
           ------------------
     material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

          "Hedging Agreements" is defined in  Section 10.12.
           ------------------                 -------------

          "Hedging Obligations" of a Person means any and all obligations of
           -------------------
     such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collateral protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

          "Holdings" means NAC Holdings, Inc., a Nevada corporation, a
           --------
     Subsidiary of the Borrower and the limited partner of CellStar, Ltd. and CellStar Fulfillment, Ltd.

          "Interest Coverage Ratio" means the ratio of (a) Consolidated Cash
           -----------------------
     Flow to (b) interest expense of the Borrower and the Subsidiaries on a consolidated basis.

          "Interest Period" means with respect to any Eurodollar Advances or
           ---------------
     Alternate Currency Advances, each period commencing on the date such Advances are made or Converted from Floating Rate Advances or, in the case of each subsequent, successive Interest Period applicable to a Eurodollar Advance or an Alternate Currency Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the numerically corresponding day in the first, second, or third calendar month thereafter, as the Borrower may select as provided in Section 2.6 or 2.7
                                                           -----------    ---
     hereof, except
     that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than five Interest Periods for Eurodollar Advances shall be in effect at the same time; (d) no more than five Interest Periods for Alternate Currency Advances shall be in effect at the same time; and (e) no Interest Period for any Eurodollar Advances or any Alternate Currency Advances shall have a duration of less than one month and, if the Interest Period for any Eurodollar Advances or any Alternate Currency Advances would otherwise be a shorter period, such Advances shall not be available hereunder.

          "L/C Application" is defined in Section 3.1.
           ---------------                -----------

          "L/C Documents" is defined in Section 3.1.
           -------------                -----------

          "Letter of Credit" means any letter of credit issued by the Agent for
           ----------------
     the liability of the Borrower pursuant to Article III.
                                               -----------

          "Letter of Credit Liabilities" means, at any time, the aggregate face
           ----------------------------
     amounts of all outstanding Letters of Credit.

          "Letter of Credit Request Form" means a certificate, in substantially
           -----------------------------
     the form of Exhibit C hereto, properly completed and signed by the Borrower
                 ---------
     requesting issuance of a Letter of Credit.

          "Lien" means any lien, mortgage, security interest, tax lien,
           ----
     financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

          "Loan Documents" means this Agreement and all promissory notes,
           --------------
     security agreements, pledge agreements, assignments, letters of credit, guaranties, L/C Documents, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time; provided, however that "Loan Documents" shall not include the Subordinated Note Documents.
           --------------

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
     business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or the Subsidiaries and the Foreign Affiliates taken as a whole or the ability of the Borrower or any Guarantor to pay and perform the Obligations.

          "Maximum Rate" means, at any time, the maximum rate of interest under
           ------------
     applicable law that the Banks may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the applicable interest rate ceiling described in, and computed in accordance with, Article 5069-1D.001 et seq., Vernon's Texas Civil Statutes.

          "Multiemployer Plan" means a multiemployer plan defined as such in
           ------------------
     Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "NAC" means National Auto Center, Inc., a Delaware corporation, and a
           ---
     Subsidiary of the Borrower.

          "Net Proceeds" from any issuance, sale or other disposition of any
           ------------
     shares of equity securities (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares) means the amount equal to (a) the aggregate gross proceeds of such issuance, sale or other disposition, less (b) the following: (i) placement agent fees, (ii) underwriting discounts and commissions, (iii) bank and other lender fees, and (iv) legal fees and other expenses payable by the issuer in connection with such issuance, sale or other disposition.

          "Notes" means, collectively, the Revolving Credit Notes.
           -----

          "Obligated Party" means any Guarantor or any other Person who is or
           ---------------
     becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

          "Obligations" means all obligations, indebtedness, and liabilities of
           -----------
     the Borrower to the Agent and the Banks, or any of them, arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several (including, without limitation, all of the Borrower's contingent reimbursement obligations in respect of Letters of Credit and Hedging Obligations), and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

          "Partnerships" means, collectively, CellStar, Ltd. and CellStar
           ------------
     Fulfillment, Ltd., each a Texas limited partnership.

          "Payor" is defined in Section 4.5.
           -----                -----------

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
     succeeding to all or any of its functions under ERISA.

          "Person" means any individual, corporation, business trust,
           ------
     association, company, partnership, joint venture, Governmental Authority, or other entity.

          "Plan" means any employee benefit or other plan established or
           ----
     maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "Pledge Agreements" means the pledge agreements of the Borrower,
           -----------------
     Fulfillment, Holdings, Audiomex, NAC, CAS and CellStar International in favor of the Agent in substantially the form of Exhibit F hereto, as the
                                                     ---------
     same may be amended, supplemented or modified from time to time.

          "Prime Rate" means the Prime Rate as announced from time to time by
           ----------
     the Agent, automatically fluctuating upward or downward with each announcement without notice to the Borrower or any other Person. The Borrower understands that the Prime Rate may not be the Agent's best or lowest rate or a favored rate, and any statement, representation or warranty to that effect is expressly disclaimed by the Agent and the Banks.

          "Principal Office" means the principal office of the Agent, presently
           ----------------
     located at 1111 Fannin St., 9th Floor, MS46, Houston, Texas 77002 and, for purposes of interest rate determinations, at 707 Travis, Houston, Texas 77002.

          "Prohibited Transaction" means any transaction set forth in Section
           ----------------------
     406 of ERISA or Section 4975 of the Code.

          "Quarterly Payment Date" means the last day of each March, June,
           ----------------------
     September, and December of each year, the first of which shall be the first such day after the date of this Agreement.

          "Refunded Swing Line Advances" is defined in Section 2.2.
           ----------------------------                -----------

          "Register" is defined in Section 14.6(d).
           --------                ---------------

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
     Federal Reserve System as the same may be amended or supplemented from time to time.

          "Regulatory Change" means, with respect to any Bank, any
           -----------------
     implementation, adoption or change after the date of this Agreement of United States federal, state, or foreign laws, rules or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Reportable Event" means any of the events set forth in Section 4043
           ----------------
     of ERISA.

          "Required Banks" means (a) prior to termination of the Commitments, at
           --------------
     any time while no Advances are outstanding, the Banks having at least 50.1% of the aggregate amount of the Commitments and, at any time while Advances are outstanding, the Banks holding at least 50.1% of the outstanding aggregate principal amount of the Advances other than Swing Line Advances, and (b) after termination of the Commitments, the Banks holding at least 50.1% of the outstanding aggregate principal amount of the Advances, including Swing Line Advances.

          "Required Payment" is defined in Section 4.5.
           ----------------                -----------

          "Restricted Payment" means, as to any Person, (a) the declaration or
           ------------------
     payment of any dividends or any other payment or distribution (in cash, property, or obligations) by a Person on account of such Person's capital stock, (b) the redemption, purchase, retirement, or other acquisition by a Person of any of its capital stock, or (c) the setting apart of any money for a sinking fund or other analogous fund for any dividend or other distribution on such Person's capital stock or for any redemption, purchase, retirement, or other acquisition of any of such Person's capital stock.

          "Revolving Credit Note" means a promissory note of the Borrower
           ---------------------
     payable to the order of a Bank, in substantially the form of Exhibit A
                                                                  ---------
     hereto, and all extensions, renewals, and modifications thereof.

          "Significant Subsidiary" means at any time (a) each Domestic
           ----------------------
     Subsidiary, (b) CellStar Asia, (c) Celular Express, (d) CellStar International Telefonia Celular Ltda., a Brazilian corporation and a Subsidiary of CellStar SA, (e) CellStar Pacific Pte. Ltd., a Singapore corporation and a Subsidiary of CellStar International, and (f) each other Foreign Subsidiary that has assets, revenues or losses that are greater than 10% of the total assets, revenues or losses, respectively, of the Borrower and the Subsidiaries on a consolidated basis as of the end of Borrower's most recent fiscal quarter then ended.

          "Specified Currency" is defined in Section 4.8.
           ------------------                -----------

          "Statutory Reserves" means the difference (expressed as a decimal) of
           ------------------
     the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System and any other banking authority to which the Agent is subject for Eurocurrency Liabilities (as defined in Regulation D). Such reserve percentages shall include, without limitation, those imposed under Regulation D. Eurodollar Advances and Alternate Currency Advances shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to the Lender under Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subordinated Debt" means all Debt of the Borrower and the
           -----------------
     Subsidiaries subordinated in right of payment to the Obligations pursuant to documents containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Required Banks.

          "Subordinated Note Documents" means that certain Indenture dated as of
           ---------------------------
     October 14, 1997, relating to $150,000,000 of convertible subordinated notes due October 15, 2002 and all promissory notes and other documents and agreements executed and delivered pursuant to or in connection with such Indenture.

          "Subsidiary" means (a) any corporation of which at least a majority of
           ----------
     the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by one or more of the Borrower and the Subsidiaries, and (b) any other entity (i) of which at least a majority of the ownership, equity or voting interests is at the time directly or indirectly owned or controlled by one or more of the Borrower and the Subsidiaries and (ii) which is treated as a subsidiary in accordance with GAAP. Without in any way limiting the foregoing, the Subsidiaries shall include the Partnerships.

          "Swing Line" means the swing line facility provided by the Agent under
           ----------
     Section 2.2.
     -----------

          "Swing Line Advance" means, any Floating Rate Advance disbursed by the
           ------------------
     Agent to or on behalf of the Borrower under the Swing Line.

          "Swing Line Commitment" means, at any time, the Commitment of the
           ---------------------
     Agent under the Swing Line in the amount specified on the signature pages hereto.

          "Termination Date" means 11:00 A.M. Dallas, Texas time on June 1,
           ----------------
     2002, or such earlier date on which the Commitments terminate as provided in this Agreement.

          "Type" means any type of Advance (i.e., Floating Rate Advance,
           ----
     Eurodollar Advance, Swing Line Advance or Alternate Currency Advance).

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas.

     Section 1.2.  Other Definitional Provisions.  All definitions contained in
                   -----------------------------
this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this

Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. Unless indicated otherwise, all references to amounts expressed in Dollars shall be deemed to refer also to the Equivalent Amounts thereof.

                                  ARTICLE II

                                   Advances
                                   --------

     Section 2.1.  Advances.  Subject to the terms and conditions of this
                   --------
Agreement, each Bank severally agrees to make one or more Advances to the Borrower from time to time from the date hereof to and including the Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Commitment as then in effect, provided that:

                   (a) the aggregate amount of all Advances at any time outstanding shall not exceed, and the Banks shall not be obligated to make any Advance which would cause the aggregate amount of all outstanding Advances to exceed, the amount equal to (i) the lesser of (A) the aggregate amount of the Commitments or (B) the Asset Coverage Amount, minus (ii) the Letter of Credit Liabilities; and

                   (b) the aggregate amount of all Alternate Currency Advances at any time outstanding shall not exceed, and the Banks shall not be obligated to make any Alternate Currency Advances which would cause the aggregate amount of all outstanding Alternate Currency Advances to exceed the Equivalent Amount of $25,000,000.

Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder. The Borrower may borrow hereunder by means of Floating Rate Advances, Alternate Currency Advances or Eurodollar Advances and, until the Termination Date, the Borrower may Convert all or part of one Type of Advance into another Type of Advance or Continue all or part of any Eurodollar Advance or Alternate Currency Advance. Advances of each Type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Advances of such Type.

     Section 2.2.  Swing Line.
                   ----------

                   (a) Subject to the terms and conditions of this Agreement, the Agent agrees to make loans to the Borrower as Swing Line Advances from time to time until and including the Business Day immediately preceding the Termination Date and not thereafter, in an aggregate principal amount at any time outstanding not to exceed its Swing Line Commitment, provided that at any time, the sum of the aggregate amount of all outstanding Advances plus the Letter of Credit Liabilities shall not exceed the lesser of the Asset Coverage Amount or the aggregate amount of the Commitments (as such amount is reduced or cancelled in accordance with this Agreement). At any time until and including the Business Day immediately preceding the Termination Date, the Borrower may use the Swing Line by borrowing, prepaying the aggregate amount of all outstanding Advances under the Swing Line in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Swing Line Advance shall be used by the Borrower solely for its short-term cash needs for working capital and general business purposes.

          (b) Each Swing Line Advance shall be a Floating Rate Advance and shall bear interest prior to maturity at a rate per annum equal to the lesser of (a) the Applicable Rate, or (b) the Maximum Rate. The Borrower shall not be entitled to Convert Swing Line Advances into either Eurodollar Advances or Alternate Currency Advances.

          (c) The Borrower may request Swing Line Advances by giving written notice to the Agent. Such notice shall be irrevocable and must be received by the Agent prior to 2:00 P.M. Dallas, Texas time for Swing Line Advances to be made by crediting the account of Borrower maintained with the Agent and prior to 1:00 P.M. Dallas, Texas time for Swing Line Advances to be made by wire transfer, in either case on the same Business Day as the requested date of the Swing Line Advance (which shall be a Business Day). Such notice shall be given by means of an Advance Request Form, specifying
     (i) the requested date of such Swing Line Advance (which shall be a Business Day), and (ii) the amount of the requested Swing Line Advance, which shall be in a minimum amount of $100,000. The proceeds of such Swing Line Advance will be made available by the Agent to the Borrower at the Principal Office on the requested date of such Advance by crediting the account of the Borrower maintained with the Agent with such proceeds or by wire transfer in accordance with written instructions from the Borrower. Notwithstanding anything to the contrary contained herein, the Borrower may, at any time and from time to time, prepay the aggregate amount of outstanding Swing Line Advances, in whole or in part, without premium or penalty, by giving the Agent at least one Business Day advance irrevocable notice of the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

          (d) Notwithstanding anything herein to the contrary, the Agent shall not fund any Swing Line Advances if the conditions set forth in Article VII
                                                                     -----------
     have not been satisfied.

          (e) The Agent, at any time in its sole and absolute discretion, may, on behalf of the Borrower (which hereby irrevocably directs the Agent to act on its behalf) request each Bank (including TCB), by giving written notice to the Agent and each Bank, to make a Floating Rate Advance in an amount equal to such Bank's Commitment Percentage of the amount of the Swing Line Advances outstanding on the date such notice is given or such lesser amount as the Agent shall specify (the "Refunded Swing Line
                                                    -------------------
     Advances").  Unless any of the events described in Section 12.1(e) or
                                                        ---------------
     12.1(f) shall have occurred with respect to the Borrower (in which event
     -------
     the procedures specified in

     Section 2.2(f) shall apply) each Bank shall make the proceeds of its
     --------------
     Advance available to the Agent at the Principal Office prior to 12:00 noon (Dallas, Texas time) in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Floating Rate Advances shall be immediately applied to repay the Refunded Swing Line Advances. Effective on the day such Floating Rate Advances are made, the portion of the Swing Line Advances so paid shall no longer be outstanding as Swing Line Advances, and shall be due under the respective Revolving Credit Notes payable to the Banks in accordance with their respective Commitment Percentages.

          (f)  If prior to the making of an Advance pursuant to Section 2.2(e)
                                                               --------------
     one of the events described in Section 12.1(e) or 12.1(f) shall have
                                    ---------------    -------
     occurred and be continuing with respect to the Borrower, each Bank will, on the date such Advance was to have been made pursuant to Section 2.2(e),
                                                             --------------
     purchase an undivided participating interest in the Refunded Swing Line Advances in an amount equal to (i) its Commitment Percentage times (ii) the
                                                                  -----
     Refunded Swing Line Advances. Each Bank will immediately transfer to the Agent, in immediately available funds, the amount of its participation. Thereafter, all payments of principal and interest on the Refunded Swing Line Advances shall be made to and distributed to the Banks by the Agent.

          (g) Whenever, at any time after any Bank has purchased a participating interest in a Swing Line Advances, the Agent receives any payment on account thereof, the Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided,
                                                                --------
     however, that in the event that such payment received by the Agent is
     -------
     thereafter recovered from the Agent in connection with any bankruptcy or insolvency proceeding of the Borrower or otherwise, such Bank will return to the Agent any portion thereof previously distributed by the Agent to it.

          (h)  Each Bank's obligation to make the Advances referred to in
     Section 2.2(e) and to purchase participating interests pursuant to Section
     --------------                                                     -------
     2.2(f) shall be absolute and unconditional and shall not be affected by any
     ------
     circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right which such Bank or the Borrower may have against the Agent, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Documents by the Borrower, any Guarantor or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that (x) the Banks' obligations
                              --------  -------
     under Section 2.2(e) shall be subject to the minimum amounts specified in
           --------------
     Section 2.6 so long as no Default or Event of Default is continuing, and
     -----------
     (y) no Bank shall be required to make an Advance or purchase a participating interest in a Swing Line Advance that would cause the aggregate amount of such Lender's Advances, participations in Swing Line Advances and share of Letter of Credit Liabilities to exceed its Commitment under this Agreement.

     Section 2.3.  Notes.  The obligation of the Borrower to repay each Bank for
                   -----
Advances made by such Bank and interest thereon shall be evidenced by a Revolving Credit Note executed by the Borrower, payable to the order of such Bank, in the principal amount of such Bank's Commitment as in effect on the date hereof, and dated the date hereof.

     Section 2.4.  Repayment of Advances.  The Borrower shall repay the unpaid
                   ---------------------
principal amount of all Advances on the Termination Date.

     Section 2.5.  Interest.  The unpaid principal amount of the Advances shall
                   --------
bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate. Interest on the Eurodollar Advances and Alternate Currency Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed; provided that, in the case of Advances denominated in any Alternate Currency in respect of which the Agent has determined that a 365-day basis is standard market practice in the applicable interbank market, interest shall be calculated on the basis of a year of 365 days and the actual number of days elapsed. Interest on the Floating Rate Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed at all times when the Alternate Base Rate is based on the Federal Funds Effective Rate and a year of 365 or 366 days, as the case may be, and the actual number of days elapsed at all times when the Alternate Base Rate is the Prime Rate. If at any time the Applicable Rate for any Advance shall exceed the Maximum Rate, thereby causing the interest accruing on such Advance to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Advance shall not reduce the rate of interest on such Advance below the Maximum Rate until the aggregate amount of interest accrued on such Advance equals the aggregate amount of interest which would have accrued on such Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Advances shall be due and payable as follows:

          (i) in the case of Floating Rate Advances, on each Quarterly Payment Date;

          (ii) in the case of each Eurodollar Advance and each Alternate Currency Advance, on the last day of the Interest Period with respect thereto;

          (iii) upon the payment or prepayment of any Advance or the Conversion of any Advance to an Advance of another Type (but only on the principal amount so paid, prepaid, or Converted); and

          (iv)  on the Termination Date.

All past due principal and interest shall bear interest at the Default Rate. Interest payable at the Default Rate shall be payable from time to time on demand.

     Section 2.6.  Borrowing Procedure.  The Borrower shall give the Agent
                   -------------------
notice of each requested Advance (other than Swing Line Advances), by means of an Advance Request Form, before 11:00 A.M. Dallas, Texas time (a) on the same Business Day as the requested date of each

Floating Rate Advance, (b) at least three Business Days before the requested date of each Eurodollar Advance, and (c) at least four Business Days before the requested date of each Alternate Currency Advance, specifying: (i) the requested date of such Advance (which shall be a Business Day), (ii) the amount of such Advance, (iii) the Type of the Advance, (iv) in the case of Alternate Currency Advances, the requested Alternate Currency, it being agreed that Advances made on any one day shall be made in the same currency, and (v) in the case of a Eurodollar Advance or an Alternate Currency Advance, the duration of the Interest Period for such Advance. The Agent at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of the Agent's right to delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by the Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Agent. Each Advance (other than Swing Line Advances) shall be in a minimum principal amount of $1,000,000 or the Equivalent Amount thereof or such greater amount which is an integral multiple of $100,000 or the Equivalent Amount thereof. The aggregate principal amount of Eurodollar Advances having the same Interest Period shall be at least equal to $1,000,000. The aggregate principal amount of Alternate Currency Advances having the same Interest Period shall be at least equal to the Equivalent Amount of $1,000,000. The Agent shall notify each Bank of the contents of each such notice on the day such notice is received by the Agent if received by 11:00 A.M. Dallas, Texas time on a Business Day and otherwise on the next succeeding Business Day. Promptly on the date specified for each Advance hereunder, each Bank will make available to the Agent at the Principal Office or, as to Alternate Currency Advances, at the office designated by Agent for such Alternate Currency, in the specified Alternate Currency for Alternate Currency Advances and in Dollars for all other Advances and in immediately available funds, for the account of the Borrower, such Bank's pro rata share of each Advance. After the Agent's receipt of such funds and subject to the terms and conditions of this Agreement, the Agent will (a) make each Advance (other than Alternate Currency Advances) available to the Borrower by depositing the same, in Dollars in immediately available funds, in an account of the Borrower maintained with the Agent designated by the Borrower or by wire transfer in accordance with written instructions from the Borrower, and (b) will make each Alternate Currency Advance available to the Borrower by depositing the same, in the requested Alternate Currency in immediately available funds, in an account of the Borrower maintained with a financial institution in the country where such Alternate Currency is legal tender, designated by the Borrower by written notice to the Agent containing the information specified in Exhibit K hereto for such account,
                                              ---------
which notice shall be received by the Agent at least five Business Days before the requested date of such Alternate Currency Advance. All notices by the Borrower to the Agent under this Section shall be irrevocable and shall be given not later than the time specified above for such notice on the day which is not less than the number of Business Days specified above for such notice.

     Section 2.7.  Conversions and Continuations.  The Borrower shall have the
                   -----------------------------
right from time to time to Convert all or part of one Type of Advance (excluding Swing Line Advances) into another Type of Advance or to Continue all or part of any Eurodollar Advance or any Alternate Currency Advance by giving the Agent written notice (by means of an Advance Request Form) at least one Business Day before Conversion into a Floating Rate Advance, and at least three Business Days before Conversion into or Continuation of a Eurodollar Advance or an Alternate Currency Advance, specifying: (i) the Conversion or Continuation date, (ii) the amount of the Advance to be Converted or Continued, (iii) in the case of Conversions, the Type of Advance to be Converted into, (iv) in the case of Alternate Currency Advances, the requested Alternate Currency, and (v) in the case of a Continuation of or Conversion into a Eurodollar Advance or an Alternate Currency Advance, the duration of the Interest Period applicable thereto; provided that (a) Eurodollar Advances and Alternate Currency Advances may only be Converted on the last day of the Interest Period, (b) except for Conversions to Floating Rate Advances, no Conversions shall be made while a Default or Event of Default has occurred and is continuing and no Continuations of any Eurodollar Advances or any Alternate Currency Advances shall be made while a Default or an Event of Default has occurred and is continuing, unless such Conversion or Continuation has been approved by Required Banks, (c) the aggregate principal amount of Eurodollar Advances having the same Interest Period shall be at least equal to $1,000,000 and (d) the aggregate principal amount of Alternate Currency Advances having the same Interest Period shall be at least equal to the Equivalent Amount of $1,000,000. All notices given under this Section shall be irrevocable and shall be given not later than 11:00 A.M. Dallas, Texas time on the day which is not less than the number of Business Days specified above for such notice. If the Borrower shall fail to give the Agent the notice as specified above for Continuation or Conversion of a Eurodollar Advance prior to the end of the Interest Period with respect thereto, such Eurodollar Advance shall automatically be Converted into a Floating Rate Advance on the last day of the Interest Period for such Eurodollar Advance. If Borrower shall fail to give the Agent notice as specified above for the Continuation or Conversion of an Alternate Currency Advance prior to the end of the Interest Period with respect thereto, such Alternate Currency Advance shall be Continued for an Interest Period of one month; provided, however, that no Alternate Currency Advance shall be Continued as such if a Default or Event of Default has occurred and continuing but in such event shall instead be Converted to a Floating Rate Advance in Dollars at the end of the applicable Interest Period.

     Section 2.8.  Use of Proceeds.  The proceeds of Advances shall be used by
                   ---------------
the Borrower and the Subsidiaries (subject to the terms and provisions of this Agreement) for working capital in the ordinary course of business and general corporate purposes and to refinance existing Debt. All advances of loan proceeds by Borrower to any Guarantor shall be evidenced by a promissory note payable by such Guarantor to the order of the Borrower, and each such promissory note shall be endorsed to the order of the Agent and subject to a security interest in favor of the Agent pursuant to the Loan Documents.

     Section 2.9.  Commitment Fee.  The Borrower agrees to pay to the Agent for
                   --------------
the account of each Bank a commitment fee equal to the Applicable Percentage of the daily average unused amount of such Bank's Commitment. The commitment fee shall be in each case based on a 360 day year and the actual number of days elapsed. For the purpose of calculating the commitment fee hereunder, (a) the Commitments of the Banks other than the Agent shall be deemed utilized by the amount of all outstanding Advances of such Banks (which shall not include Swing Line Advances) and all Letter of Credit Liabilities of such Banks, and (b) the Commitments of the Agent shall be deemed utilized by the amount of all outstanding Advances of the Agent (which shall include outstanding Swing Line Advances) and all Letter of Credit Liabilities of the Agent. Accrued commitment fees shall be payable in arrears on each Quarterly Payment Date and on the Termination Date.

     Section 2.10.  Reduction or Termination of Commitments.  The Borrower shall
                    ---------------------------------------
have the right to terminate in whole or reduce in part the unused portion of the Commitments upon at least five Business Days prior notice (which notice shall be irrevocable) to the Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided that each partial reduction shall be in a minimum amount of $1,000,000 or Equivalent Amount or such greater amount which is an integral multiple of $100,000 or Equivalent Amount and the Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Advances exceeds the Commitments (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Commitments may not be reinstated after they have been terminated or reduced.

     Section 2.11.  Administrative Fee. The Borrower shall pay to the Agent,
     ------------------
solely for its own account, an administrative fee as provided in the Fee Letter.

                                  ARTICLE III

                               Letters of Credit
                               -----------------

     Section 3.1.  Letters of Credit.  Subject to the terms and conditions of
                   -----------------
this Agreement, the Agent agrees to issue one or more Letters of Credit denominated and payable in Dollars for the account of the Borrower from time to time from the date hereof to and including the Termination Date; provided,
                                                                 --------
however, that the outstanding Letter of Credit Liabilities shall not at any time
-------
exceed, and the Agent shall not be obligated to issue any Letter of Credit which would cause the outstanding Letter of Credit Liabilities to exceed, the lesser of (a) $10,000,000 or (b) an amount equal to (i) the lesser of the aggregate amount of the Commitments or the Asset Coverage Amount, minus (ii) the outstanding Advances. Each Letter of Credit may be issued for the account of or used by the Borrower or any Subsidiary of the Borrower (including the Partnerships), but the Borrower shall have full liability for each Letter of Credit. Each Letter of Credit shall have an expiration date not to exceed one year, shall not have an expiration date beyond the Termination Date, shall be payable in Dollars, shall have a minimum face amount of $50,000, must support a transaction that is entered into in the ordinary course of the Borrower's or its Subsidiaries' business, must be satisfactory in form and substance to the Agent, and shall be issued pursuant to such documents and instruments (including, without limitation, the Agent's standard application for issuance of standby or commercial letters of credit, as the case may be, as then in effect [each an "L/C Application"]) as the Agent may require (collectively, the "L/C
----------------                                                 ---
Documents").  A copy of the form of L/C Application which is in effect as of the
---------
date hereof for standby letters of credit is attached hereto as Exhibit H-1, and
                                                                -----------
a copy of the form of L/C Application which is in effect as of the date hereof for commercial letters of credit is attached hereto as Exhibit H-2. However,
                                                       -----------
the form of L/C Application may be changed by the Agent from time to time without notice to the Borrower or the Banks.

     Section 3.2.  Procedure for Issuing Letters of Credit.  Each Letter of
                   ---------------------------------------
Credit shall be issued on at least four Business Days prior notice from the Borrower to the Agent by means of a Letter of Credit Request Form describing the transaction proposed to be supported thereby and specifying (a) the requested date of issuance (which shall be a Business Day), (b) the face amount of the Letter of Credit, (c) the expiration date of the Letter of Credit, (d) the name and address of the beneficiary, and (e) the name and address of the account party (which shall be the Borrower or a Subsidiary of the Borrower), (f) the purpose for which such Letter of Credit will be used, and (g) the form of the draft and any other documents required to be presented at the time of any drawing (such notice to set forth the exact wording of such documents or to attach copies thereof). The Agent shall notify each Bank of the contents of each such notice on the day such notice is received by Agent if received by 11:00 A.M. Dallas, Texas time on a Business Day and otherwise on the next succeeding Business Day.

     Section 3.3.  Participation by Banks.  Immediately upon the Agent's
                   ----------------------
issuance of any Letter of Credit on or after the date hereof, the Agent shall be deemed to have sold and transferred to each other Bank and each other Bank shall be deemed irrevocably and unconditionally to have purchased and received from the Agent, without recourse or warranty, an undivided interest and participation (to the extent of such Bank's Commitment Percentage) in such Letter of Credit and all applicable rights of the Agent in such Letter of Credit. The Agent shall provide to each other Bank a copy of each Letter of Credit issued on or after the date hereof, promptly after issuance.

     Section 3.4.  Payments Constitute Advances.  Each payment by the Agent
                   ----------------------------
pursuant to a drawing under a Letter of Credit shall constitute and be deemed a Floating Rate Advance by each Bank to the Borrower under such Bank's Note and this Agreement as of the day and time such payment is made by the Agent and in the amount of such Bank's pro rata share of such payment. Promptly on the date of each payment by the Agent pursuant to a drawing under a Letter of Credit and after receipt of notice from the Agent as to the amount of such payment, each Bank will make available to the Agent at the Principal Office in immediately available funds, such Bank's pro rata share of such payment.

     Section 3.5.  Letter of Credit Fee.  The Borrower shall pay to the Agent
                   --------------------
for the account of the Banks a nonrefundable letter of credit fee with respect to standby Letters of Credit, payable on the date each such Letter of Credit is issued in an amount equal to the Applicable Percentage per annum of the face amount of such Letter of Credit, for the period during which such Letter of Credit will remain outstanding. The letter of credit fee is based on a 365 or 366 day year, as the case may be, and the actual number of days in the stated term of such Letter of Credit. The Borrower shall pay to the Agent for the account of the Banks a nonrefundable letter of credit fee with respect to commercial Letters of Credit, payable on the date each such Letter of Credit is issued, for the three month period following such issuance, and on the first day of each succeeding three month period, if such Letter of Credit is outstanding on such day. Each such fee for commercial Letters of Credit shall be in an amount equal to the Applicable Percentage per annum of the face amount of such Letter of Credit, for each such entire three month period, regardless of whether such Letter of Credit actually remains outstanding for such entire three month period, and shall be calculated based on a 365 or 366 day year, as the case may be. The Borrower shall pay to the Agent, solely for its own account, a nonrefundable issuance and fronting fee for each Letter of Credit in an amount equal to one eighth of one percent per annum of the face amount of such Letter of Credit, calculated on the basis of a year of 365 or 366 days, as the case may be, and payable on the date each such Letter of Credit is issued.

     Section 3.6.  Agent's Responsibilities.  Agent agrees with each Bank that
                   ------------------------
it will exercise and give the same care and attention to each Letter of Credit as it gives to its other letters of credit. Each Bank and the Borrower agree that, in paying any draft or draw under any Letter of Credit, the Agent has no responsibility to obtain any document (other than any documents expressly required by the respective Letter of Credit) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy or genuineness or the authority of any Person delivering it. Neither the Agent nor any of its representatives, directors, officers, employees, attorneys or agents shall be liable to any Bank, the Borrower or any Subsidiary for any Letter of Credit's use or for any beneficiary's acts or omissions. The Agent shall have no liability to the Borrower, any Subsidiary or any Bank for any action, inaction, error, delay or omission taken or suffered by the Agent or any of its representatives, directors, officers, employees, attorneys or agents in connection with any Letter of Credit, applicable draws, drafts or documents, or the transmission, dispatch or delivery of any related message or advice, if done, taken or made in accordance with the L/C Documents.

     Section 3.7.  Letter of Credit Documents.  Certain additional provisions
                   --------------------------
regarding the obligations, liabilities, rights, remedies and agreements of the Borrower and the Agent relative to the Letters of Credit shall be set forth in the L/C Documents. The terms of this Agreement shall control any express conflict between the terms of this Agreement and the terms of any L/C Application.

                                  ARTICLE IV

                                   Payments
                                   --------

     Section 4.1.  Method of Payment.  All payments of principal, interest, and
                   -----------------
other amounts to be made by the Borrower under this Agreement and the other Loan Documents (other than payments of principal and interest with respect to Alternate Currency Advances) shall be made to the Agent at the Principal Office in Dollars and immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 A.M., Dallas, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). All payments of principal and interest to be made by the Borrower under this Agreement and the other Loan Documents with respect to Alternate Currency Advances shall be made to the Agent, in such Alternate Currency and immediately available funds, without setoff, deduction, or counterclaim, to such account at such bank, in the country where such Alternate Currency is legal tender, as the Agent may designate to the Borrower. Such payments of principal and interest with respect to Alternate

Currency Advances shall be made no later than 11:00 A.M. local time in the place where such bank is located on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each payment under this Agreement and the other Loan Documents, specify to the Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to Section 4.4
                                                                    -----------
hereof). Each payment received by the Agent under this Agreement or any other Loan Document for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be. Each payment received by Agent hereunder or under any Note shall be paid promptly to the Banks in accordance with Section
                                                                      -------
4.4, in immediately available funds, for the account of each Bank's Applicable
---
Lending Office for the Advance in respect of which such payment is made. If the Borrower notifies the Agent not later than fifteen Business Days prior to the date on which a payment in ECU's is to be made by the Borrower under this Agreement that, in its opinion, sufficient ECU's will not be available to it on the due date to make such payment in ECU's, such payment shall be made in such immediately available, freely convertible and freely transferable currency or currencies as may be agreed between the Borrower, the Agent and the Required Banks, and, failing such agreement prior to the fifth Business Day preceding the due date for the payment in question, such currency or currencies as may be specified by the Agent with the approval of the Required Banks (being a component currency of the ECU or Dollars or any combination thereof.

     Section 4.2.  Voluntary Prepayment.  The Borrower may prepay the Advances
                   --------------------
in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) the Borrower shall give the Agent at least five Business Days' prior notice of any prepayment of Advances other than Floating Rate Advances,
(b) each partial prepayment of any Advances (excluding Swing Line Advances) shall be in the principal amount of $1,000,000 or the Equivalent Amount or such greater amount which is an integral multiple of $1,000,000 or the Equivalent Amount, and (c) any and all amounts required pursuant to Section 5.5 hereof
                                                         -----------
shall be paid concurrently with such prepayment. All notices under this Section shall be irrevocable and shall be given not later than 11:00 A.M. Dallas, Texas time on the day which is not less than the number of Business Days specified above for such notice.

     Section 4.3.  Mandatory Prepayment.  If at any time the amount equal to the
                   --------------------
sum of (i) the outstanding principal amount of the Advances, plus (ii) the Letter of Credit Liabilities exceeds the lesser of the Asset Coverage Amount or the aggregate amount of the Commitments, the Borrower shall promptly prepay the outstanding Advances by the amount of the excess plus accrued and unpaid interest on the amount so prepaid or, if no Advances are outstanding, the Borrower shall immediately pledge to the Agent cash or cash equivalent investments in an amount equal to the excess as security for the Obligations.

     Section 4.4.  Pro Rata Treatment.  Except to the extent otherwise provided
                   ------------------
herein: (a) each Advance shall be made by the Banks under Section 2.1 or 2.2 or
                                                          -----------    ---
deemed made by the Banks under Section 3.4, each payment of the commitment fee
                               -----------
under Section 2.9 and each letter of credit fee under Section 3.5 shall be made
      -----------                                     -----------
for the account of the Banks, each termination or reduction of the Commitments under Section 2.10 shall be applied to the Commitments of the Banks, and each
      ------------
Letter of Credit shall be deemed participated in by the Banks, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion, and Continuation of Advances of a particular Type (other than Conversions provided for by Section 5.4) shall be made pro rata among the Banks
                            -----------
holding Advances of such Type according to the amounts of their respective Commitments; (c) each payment and prepayment of principal of or interest on Advances by the Borrower of a particular Type shall be made to the Agent for the account of the Banks holding Advances of such Type pro rata in accordance with the respective unpaid principal amounts of such Advances held by such Banks; and
(d) Interest Periods for Advances of a particular Type shall be allocated among the Banks holding Advances of such Type pro rata according to the respective principal amounts held by such Banks.

     Section 4.5.  Non-Receipt of Funds by the Agent.  Unless the Agent shall
                   ---------------------------------
have been notified by a Bank or the Borrower (the "Payor") prior to the date on
                                                   -----
which such Bank is to make payment to the Agent of the proceeds of an Advance to be made by it hereunder or the Borrower is to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon
                   ----------------
receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such period.

     Section 4.6.  Withholding Taxes.  All payments by the Borrower of principal
                   -----------------
of and interest on the Advances and of all fees and other amounts payable under any Loan Document are payable without deduction for or on account of any present or future taxes, duties or other charges levied or imposed by the United States of America or by the government of any jurisdiction outside the United States of America or by any political subdivision or taxing authority of or in any of the foregoing through withholding or deduction with respect to any such payments, or otherwise with respect to any Alternate Currency Advances. If any such taxes, duties or other charges are so levied or imposed, the Borrower will pay additional interest or will make additional payments in such amounts so that every net payment of principal of and interest on the Advances and of all other amounts payable by it under any Loan Document, after withholding or deduction for or on account of any such present or future taxes, duties or other charges, will not be less than the amount provided for herein or therein, provided that the Borrower shall have no obligation to pay such additional amounts to any Bank to the extent that such taxes, duties, or other charges are levied or imposed by reason of the failure of such Bank to comply with the provisions of Section 4.7. The Borrower shall furnish promptly to the
                       -----------
Agent for distribution to each affected Bank, as the case may be, official receipts evidencing any such withholding or reduction and shall confirm that all applicable taxes, if any, imposed on this Agreement or transactions hereunder shall have been properly and legally paid by it to the appropriate taxing authorities by sending official tax receipts or notarized copies of such receipts to the Agent within 30 days after payment of any applicable tax. The Borrower agrees to cause all present and future taxes, duties or other charges levied or imposed by the government of any jurisdiction outside the United States of America or by any political substitution or taxing authority thereof (including those to be paid on behalf of any Bank, if any) directly to the appropriate Governmental Authority. Upon written demand by the Agent, the Borrower shall indemnify the Agent and the Banks and hold them harmless for the full amount of such taxes, duties or other charges payable with respect to any Alternate Currency Advance and any liabilities (including penalties, interest and expenses) arising from such taxes.

     Section 4.7.  Withholding Tax Exemption.  Each Bank that is not
                   -------------------------
incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

     Section 4.8.  Judgment Currency.  If, for the purposes of obtaining
                   -----------------
judgment in any court, it is necessary to convert a sum due from the Borrower hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "Specified Currency") into another currency, the
                                ------------------
parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the Specified Currency with such other currency at the Principal Office on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the Borrower in respect of any sum due to any Bank or the Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the Specified Currency, be discharged only to the extent that on the Business Day following receipt by such Bank or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the Specified Currency with such other currency. If the amount of the Specified Currency so purchased is less than the sum originally due to such Bank or the Agent, as the case may be, in the Specified Currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Agent, as the case may be, against such loss, and if the amount of the Specified Currency so purchased exceeds (a) the sum originally due to any Bank or the Agent, as the case may be, in the Specified Currency and (b) any amounts shared with the other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under
Section 13.3, such Bank or the Agent, as the case may be, agrees to remit such
------------
excess to the Borrower. Without prejudice to the survival of any of the other agreements of the Borrower hereunder, the agreements and obligations of the Borrower under this Section 4.8 shall survive the termination of this Agreement
                    -----------
and the payment of all other amounts owing hereunder.

                                   ARTICLE V

          Yield Protection; Limitations on Advances; Capital Adequacy
          -----------------------------------------------------------

     Section 5.1.  Additional Costs.
                   ----------------

          (a) The Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs incurred by such Bank which such Bank determines are attributable to its making or maintaining of any Eurodollar Advances or any Alternate Currency Advances hereunder or its obligation to make such Advances hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:
      ----------------

               (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Note in respect of any Eurodollar Advances or any Alternate Currency Advances (other than taxes imposed on the overall net income of such Bank or its Applicable Lending Office for any Eurodollar Advances or any Alternate Currency Advances by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office);

               (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (including (A) any Eurodollar Advances or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof or (B) any
                                             -----------
          Alternate Currency Advances or any deposits referred to in the definition of "Alternate Currency Rate" in Section 1.1 hereof); or
                                                     -----------

               (iii) imposes any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments.

     Each Bank will notify the Borrower (with a copy to the Agent) of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section 5.1(a) as promptly as practicable
                                   --------------
     after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for Eurodollar Advances or Alternate Currency Advances if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, violate any law, rule, or regulation or be in any way disadvantageous to such Bank, provided that such Bank shall have no obligation to so designate an Applicable Lending Office located outside the United States of America. Each Bank will furnish to the Borrower, within 180 days after the occurrence of the event resulting in Additional Costs, a certificate setting forth the basis and the amount of each request of such Bank for compensation under this Section 5.1(a).
                                                              --------------
     If any Bank requests compensation from the Borrower under this Section
                                                                    -------
     5.1(a), the Borrower may, by notice to such Bank (with a copy to Agent),
     ------
     suspend the obligation of such Bank to make or Continue making, or Convert Advances into, Eurodollar Advances or Alternate Currency Advances until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 hereof shall be applicable) and
                                  -----------
     may Convert any Eurodollar Advance into a Floating Rate Advance or Convert any Alternate Currency Advance into a Floating Rate Advance which is funded in Dollars, subject to the provisions of Section 5.5.
                                              -----------

          (b)  Without limiting the effect of the foregoing provisions of this
     Section 5.1, in the event that, by reason of any Regulatory Change, any
     -----------
     Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Advances or Alternate Currency Advances is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Advances or Alternate Currency Advances or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower the obligation of such Bank to make or Continue making, or Convert Advances into, Eurodollar Advances or Alternate Currency Advances hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.4 hereof shall be applicable).
        -----------

          (c)  Determinations and allocations by any Bank for purposes of this
     Section 5.1 of the effect of any Regulatory Change on its costs of
     -----------
     maintaining its
     obligations to make Advances or of making or maintaining Advances or on amounts receivable by it in respect of Advances, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

     Section 5.2.  Limitation on Types of Advances. Anything herein to the
                   -------------------------------
contrary notwithstanding, if with respect to any Eurodollar Advances or any Alternate Currency Advances for any Interest Period therefor:

          (a) The Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definitions of "Eurodollar Rate" and "Alternate Currency Rate" in
     Section 1.1 hereof are not being provided in the relative amounts or for
     -----------
     the relative maturities for purposes of determining the rate of interest for such Advances as provided in this Agreement; or

          (b) Required Banks determine (which determination shall be conclusive) that the relevant rates of interest referred to in the definitions of "Eurodollar Rate" and "Alternate Currency Rate" in Section
                                                                       -------
     1.1 hereof on the basis of which the rate of interest for such Advances for
     ---
     such Interest Period is to be determined do not accurately reflect the cost to the Banks of making or maintaining such Advances for such Interest Period; or

          (c) There occurs on or before the date an Alternate Currency Advance is to be made any material adverse change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of Agent make it impracticable for the Alternate Currency Advance to be denominated in the Alternate Currency specified by the Borrower;

then the Agent shall give the Borrower prompt notice thereof specifying relevant amounts or periods, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional Eurodollar Advances or Alternate Currency Advances or to Convert Floating Rate Advances into Eurodollar Advances or Alternate Currency Advances, and the Borrower shall, (i) on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Advances, either prepay such Eurodollar Advances or Convert such Eurodollar Advances into Floating Rate Advances in accordance with the terms of this Agreement, and (ii) either prepay such Alternate Currency Advances or Convert such Alternate Currency Advances into Floating Rate Advances funded in Dollars in accordance with the terms of this Agreement.

     Section 5.3.  Illegality.  Notwithstanding any other provision of this
                   ----------
Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Advances or Alternate Currency Advances hereunder or (b) maintain Eurodollar Advances or Alternate Currency Advances hereunder, then such Bank shall promptly notify the Borrower (with a copy to the Agent) thereof and such Bank's obligation to make or maintain Eurodollar Advances or Alternate Currency Advances and to Convert Floating

Rate Advances into Eurodollar Advances or Alternate Currency Advances hereunder shall be suspended until such time as such Bank may again make and maintain Eurodollar Advances or Alternate Currency Advances (in which case the provisions of Section 5.4 hereof shall be applicable).
   -----------

     Section 5.4.  Substitute Floating Rate Advances.  If the obligation of any
                   ---------------------------------
Bank to make Eurodollar Advances or Alternate Currency Advances shall be suspended pursuant to Section 5.1 or 5.3 hereof, all Advances which would be
                      -----------    ---
otherwise made by such Bank as Eurodollar Advances or Alternate Currency Advances shall be made instead as Floating Rate Advances in Dollars and all Advances which would otherwise be Converted into Eurodollar Advances or any Alternate Currency Advances shall be Converted instead into (or shall remain as) Floating Rate Advances in Dollars (and, if an event referred to in Section
                                                                   -------
5.1(b) or 5.3 hereof has occurred and  such Bank so requests by notice to the
------    ---
Borrower (with a copy to the Agent), all Eurodollar Advances and all Alternate Currency Advances of such Bank then outstanding shall be automatically Converted into Floating Rate Advances in Dollars on the date specified by such Bank in such notice) and, to the extent that Eurodollar Advances and Alternate Currency Advances are so made as (or Converted into) Floating Rate Advances, all payments and prepayments of principal which would otherwise be applied to such Bank's Eurodollar Advances or Alternate Currency Advances shall be applied instead to its Floating Rate Advances.

     Section 5.5.  Compensation.  The Borrower shall pay to the Agent for the
                   ------------
account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank ) to compensate it for any loss, cost, or expense incurred by it as a result of:

          (a) Any payment, prepayment or Conversion of a Eurodollar Advance or an Alternate Currency Advance for any reason (including, without limitation, the acceleration of outstanding Advances pursuant to Section
                                                                      -------
     12.2) on a date other than the last day of an Interest Period for such
     ----
     Advance; or

          (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article
                                                                      -------
     VII to be satisfied) to borrow, Convert, or prepay a Eurodollar Advance or
     ---
     an Alternate Currency Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement; or

          (c) Any failure to pay any Alternate Currency Advance in the Alternate Currency in which it was made.

Without limiting the effect of the preceding sentence, such compensation shall include, without limitation, (i) an amount equal to the excess, if any, of (1) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted or not borrowed for the period from the date of such payment, Conversion, or failure to borrow to the last day of the Interest Period for such Advance (or, in the case of a failure to borrow, the Interest Period for such

Advance which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Advance provided for herein over (2) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits (or deposits in the applicable Alternate Currency) of leading banks and amounts comparable to such principal amount and with maturities comparable to such period, (ii) any loss or reasonable expense sustained or incurred in liquidating or employing deposits from third Persons acquired to effect or maintain such Alternate Currency Advance or Eurodollar Advance or any part thereof, (iii) any loss incurred in liquidating or closing out any foreign currency contract undertaken by such Bank in funding and maintaining such Alternate Currency Advance, and (iv) any loss arising from any change in the value of Dollars in relation to any such Alternate Currency Advance which was not paid on the date due between the date such payment was due and the date of payment, or which was not paid in the Alternate Currency in which it was made, all as determined by such Bank in its good faith discretion.

     Section 5.6.  Capital Adequacy.  If after the date hereof, any Bank shall
                   ----------------
have determined that any Regulatory Change or compliance by such Bank (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other Governmental Authority, has or would have the effect of reducing the rate of return on such Bank's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Bank (or its parent) could have achieved but for such Regulatory Change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 10 Business Days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank (or its parent) such additional amount or amounts as will compensate such Bank for such reduction. Each Bank will furnish to the Borrower, within 180 days after such Bank actually incurs such reduction in its rate of return, a certificate of such Bank claiming compensation under this Section and setting forth the basis and the additional amount or amounts to be paid to it hereunder. Each such certificate shall be conclusive, provided that the determination of such amount or amounts is made on a reasonable basis. In determining such amount or amounts, such Bank may use any reasonable averaging and attribution methods.

     Section 5.7.  Additional Costs in Respect of Letters of Credit.  If as a
                   ------------------------------------------------
result of any Regulatory Change there shall be imposed, modified, or deemed applicable any tax, reserve, special deposit, or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or the Commitments to issue or participate in Letters of Credit hereunder, and the result shall be to increase the cost to the Agent or any Bank of issuing, maintaining or participating in any Letter of Credit or its Commitment to issue or participate in Letters of Credit hereunder or reduce any amount receivable by the Agent or any Bank hereunder in respect of any Letter of Credit (which increase in cost, or reduction in amount receivable, shall be the result of the Agent's or such Bank's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by the Agent or such Bank, the Borrower agrees to pay the Agent or such Bank, as the case may be, from time to time as specified by the Agent or such Bank, as the case may be, such additional amounts as shall be sufficient to compensate the Agent or such Bank for such increased costs or reductions in amount. Each Bank will furnish to the Borrower, within 180 days after such Bank actually incurs such increase in cost or reduction in amount receivable, a certificate of such Bank claiming compensation under this Section and setting forth the basis and the additional amount or amounts to be paid to it hereunder. Each such certificate shall be conclusive, provided that the determination of such amount or amounts is made on a reasonable basis.

                                  ARTICLE VI

                                   Security
                                   --------

     Section 6.1.  Collateral.  To secure full and complete payment and
                   ----------
performance of the Obligations, the Borrower shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 6.1 (which, together with any other
                                 -----------
property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):
                                              ----------

          (a) The Borrower shall grant to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all of the Borrower's personal property, including without limitation all of its accounts, accounts receivable, equipment, furniture, fixtures, inventory, chattel paper, documents, instruments and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Borrower Security Agreement, provided that the Agent's security interest in the Collateral shall be junior in priority to any prior Liens thereon existing on the date hereof and permitted under this Agreement.

          (b) The Guarantors shall grant to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all personal property of the Guarantors, including without limitation all accounts, accounts receivable, equipment (except that one certain aircraft owned by A & S), furniture, fixtures, inventory, chattel paper, documents, instruments and general intangibles of each Guarantor, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Guarantor Security Agreements, provided that the Agent's security interest in the Collateral shall be junior in priority to any prior Liens thereon existing on the date hereof and permitted under this Agreement.

          (c) The Borrower shall grant to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all of the Borrower's shares of capital stock of NAC, Financo and CAS pursuant to a Pledge Agreement.

          (d) NAC shall grant to Agent, for the pro rata benefit of the Banks, a first priority security interest in (a) all of NAC's shares of capital stock of Holdings, Fulfillment, and CWI, (b) 65% of the shares of voting stock and all of the shares of non-voting preferred stock of CellStar SA, Audiomex and CellStar International, and

     (c) all of NAC's rights, titles and interests as a general partner of CellStar, Ltd. pursuant to a Pledge Agreement.

          (e) CAS shall grant to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all of the shares of capital stock of A & S, pursuant to a Pledge Agreement.

          (f) CellStar SA shall grant to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all of CellStar SA's shares of capital stock of ACC, pursuant to a pledge agreement.

          (g) CellStar International shall grant to the Agent, for the pro rata benefit of the Banks, a first priority security interest in 65% of the shares of capital stock of CellStar Asia, pursuant to a Pledge Agreement.

          (h) Audiomex shall grant to the Agent, for the pro rata benefit of the Banks, a first priority security interest in 65% of the shares of capital stock of Celular Express, pursuant to a Pledge Agreement.

          (i) Fulfillment shall grant to the Agent, for the pro rata benefit of the Banks, a security interest in all of its rights, titles and interest as a general partner of CellStar Fulfillment, Ltd., pursuant to a Pledge Agreement.

          (j) Holdings shall grant to the Agent, for the pro rata benefit of the Banks, a security interest in all of its rights, titles and interest as a limited partner of the Partnerships pursuant to a Pledge Agreement.

          (k) The Borrower and each Guarantor shall execute and cause to be executed such further documents and instruments, including without limitation Uniform Commercial Code financing statements, as the Agent, in its sole discretion, deems necessary or desirable to create, evidence, preserve, and perfect its liens and security interest in the Collateral.

Notwithstanding any provision or language to the contrary, nothing herein or in the Loan Documents shall operate or be construed to create any assignment, mortgage or Lien in any mark of Borrower or any Guarantor which is the subject of an intent-to-use application for federal registration under 15 U.S.C.
(S)1051(b), prior to the filing of the Verified Statement of Use under 15 U.S.C.
(S)1051(d) or any assignment, mortgage or Lien otherwise prohibited under the provisions of the second sentence of 15 U.S.C. (S)1060.

     Section 6.2.  Setoff.  If an Event of Default shall have occurred and be
                   ------
continuing, each Bank shall have the right to set off and apply against the Obligations in such manner as such Bank may determine, at any time and without notice to the Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from such Bank to the Borrower whether or not the Obligations are then due. Each Bank agrees to promptly notify the Agent after any such setoff and application. The rights and remedies of the Banks hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Banks may have.

     Section 6.3.  Other Subsidiaries.  Each Person which is now or hereafter
                   ------------------
becomes a Subsidiary (other than Foreign Subsidiaries) shall execute and deliver to the Agent (a) a Guaranty in form and substance satisfactory to the Agent, pursuant to which such Subsidiary guaranties the prompt payment and performance in full of all of the Obligations, and (b) a Guarantor Security Agreement in form and substance satisfactory to the Agent, pursuant to which such Subsidiary grants to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all of such Subsidiary's personal property, including without limitation the types of personal property described in Section 6.1(b),
                                                               --------------
whether now owned or hereafter acquired, and all products and proceeds thereof. With regard to each Person which is now or hereafter becomes a Subsidiary (other than Foreign Subsidiaries), the Borrower shall execute or cause to be executed a pledge agreement in form and substance satisfactory to the Agent, pursuant to which the Agent, for the pro rata benefit of the Banks, is granted a first priority security interest (a) in the case of a Domestic Subsidiary (excluding the holding company of any Foreign Subsidiary), in all of the capital stock of such Subsidiary, and (b) in the case of a holding company of any Foreign Subsidiary, 65% of the shares of voting stock and all of the shares of non-voting preferred stock of such Subsidiary. The Borrower shall cause to be executed and delivered to the Agent (i) such further documents and instruments, including without limitation Uniform Commercial Code financing statements, as the Agent in its sole discretion deems necessary or desirable to create, evidence, preserve, and perfect its Liens in the Collateral, and (ii) such legal opinions, corporate and partnership documents and certificates as Agent or its counsel may require in connection with the documents executed and delivered pursuant to this Section.

                                  ARTICLE VII

                             Conditions Precedent
                             --------------------

     Section 7.1.  Initial Extension of Credit.  The obligation of the Banks to
                   ---------------------------
make the initial Advance or issue the initial Letter of Credit hereunder is subject to the condition precedent that the Agent shall have received on or before the day of such Advance or Letter of Credit all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Agent:

          (a)  Resolutions.  Resolutions of the Board of Directors of the
               -----------
     Borrower and each Guarantor certified by the Secretary or an Assistant Secretary of such Person which authorize (i) the execution, delivery, and performance by the Borrower of this Agreement and the other Loan Documents to which such Person is or is to be a party, (ii) the execution, delivery, and performance by each Guarantor of the Guaranty and other Loan Documents to which such Person is or is to be a party, and (iii) the execution, delivery and performance by NAC, Holdings and Fulfillment, respectively, on behalf of the Partnerships, of the Loan Documents to which the Partnerships are or are to be parties;

          (b)  Incumbency Certificate. A certificate of incumbency certified by
               ----------------------
     the Secretary or an Assistant Secretary of the Borrower and each Guarantor, respectively, certifying the names of (i) the officers of the Borrower authorized to sign this Agreement and each of the other Loan Documents to which the Borrower is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers,
     (ii) the officers of each Guarantor authorized to sign the Guaranty and the other Loan Documents to which each Guarantor is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers, and (iii) the officers of NAC, Holdings and Fulfillment on behalf of the Partnerships authorized to sign the Loan Documents to which the Partnerships, respectively, are or are to be parties (including the certificates contemplated therein) together with specimen signatures of such officers;

          (c)  Articles of Incorporation.  The articles or certificate of
               -------------------------
     incorporation of the Borrower and each Guarantor, if applicable, respectively, certified by the Secretary of State of such Person's state of incorporation and dated within 20 days prior to the date hereof;

          (d)  Bylaws.  The bylaws of the Borrower and each Guarantor, if
               ------
     applicable, certified by the Secretary or an Assistant Secretary of such Person;

          (e)  Governmental Certificates.  Certificates of the appropriate
               -------------------------
     governmental officials of the respective states of incorporation of the Borrower and each Guarantor as to the existence and good standing of such Persons and certificates of the appropriate governmental officials of each state where any such Persons own property, conduct business or employ any Persons as to the qualification and good standing of such Persons, respectively, in such jurisdictions, each dated within 20 days prior to the date hereof.

          (f)  Partnership Agreements.  A copy of the Agreement of Limited
               ----------------------
     Partnership of each Partnership, certified by the Secretary or an Assistant Secretary of the general partner of such Partnership;

          (g)  Certificate of Limited Partnership.  Certificate of Limited
               -----------------------------------
     Partnership, certified by the Secretary of State of the State of Texas, for each of the Partnerships, dated within 20 days prior to the date hereof;

          (h)  Partnership Governmental Certificates.  Certificates of the
               -------------------------------------
     Secretary of State of the State of Texas as to the existence of each of the Partnerships, and certificates of the appropriate governmental officials of each state where the Partnerships conduct business or employ any Persons as to the qualification of the Partnerships to do business in such jurisdictions, each dated within 20 days prior to the date hereof;

          (i)  Notes.  The Notes of each Bank executed by the Borrower;
               -----

          (j)  Borrower Security Agreement.  The Borrower Security Agreement
               ---------------------------
     executed by the Borrower;

          (k)  Guarantor Security Agreements.  The Guarantor Security Agreements
               -----------------------------
     executed by the respective Guarantors;

          (l)  Pledge Agreements.  The Pledge Agreements, each executed by the
               -----------------
     Borrower, Fulfillment, Holdings, Audiomex, NAC, CAS and CellStar International;

          (m)  Financing Statements.  Uniform Commercial Code financing
               --------------------
     statements executed by the Borrower and the Guarantors and covering such Collateral as the Agent may request;

          (n)  Intellectual Property Documentation.  Documentation satisfactory
               -----------------------------------
     to the Agent, executed by the appropriate parties, (i) for recording in the U.S. Patent and Trademark Office to properly reflect Agent's security interest in all U.S. patents, trademarks and applications therefor of the Borrower and the Guarantors, and (ii) for recording with the United States Library of Congress to properly reflect Agent's security interest in all U.S. copyrights and applications therefor of the Borrower and the Guarantors;

          (o)  Guaranties.  The Guaranties executed by the Guarantors;
               ----------

          (p)  Contribution and Indemnification Agreement.  A Contribution and
               ------------------------------------------
     Indemnification Agreement in the form of Exhibit J hereto, executed by the
                                              ---------
     Borrower and the Guarantors;

          (q)  Intercompany Loan Documentation. Documentation (including without
               -------------------------------
     limitation promissory notes, security agreements and financing statements) satisfactory to Agent evidencing advances made or to be made by the Borrower or any Guarantor to any Guarantor and obligations of such Guarantor to repay such advances, such obligations to be secured by a second priority security interest on the Collateral, and all of such obligations, security interests and documentation to be subject to a security interest in favor of the Agent pursuant to the Loan Documents;

          (r)  Landlord and Mortgagee Waivers.  Landlord and mortgagee waivers
               ------------------------------
     required by Section 4.7 of the Borrower Security Agreement and the
                 -----------
     Guarantor Security Agreements to be delivered on or before the date hereof;

          (s)  L/C Documents.  With respect to issuance of any Letter of Credit,
               -------------
     Agent shall have received all applicable L/C Documents, if any, as required by Section 3.1;
        -----------

          (t)  Insurance Policies.  Certificate of insurance with respect to all
               ------------------
     insurance policies required by Section 9.5, and reflecting loss payable
                                    -----------
     endorsements in favor of the Agent with respect to all insurance policies covering Collateral;

          (u)  UCC Search.  The results of a Uniform Commercial Code search
               ----------
     showing all financing statements and other documents or instruments on file against the Borrower and the Guarantors in the office of the Secretary of State of the State of Texas and such other jurisdictions as the Agent may request, each such search to be as of a date no more than 10 days prior to the date hereof;

          (v)  Opinion of Counsel.  Favorable opinions of (i) Haynes & Boone,
               ------------------
     legal counsel to the Borrower, Guarantors and the Subsidiaries, (ii) Hong Kong counsel to CellStar International, and (iii) Mexico counsel to Audiomex, in form and substance satisfactory to the Agent, as to such matters as the Agent may reasonably request;

          (w)  Fees.  Evidence that all fees provided for in the Engagement
               ----
     Letter and the Fee Letter shall have been paid in full by the Borrower;

          (x)  Financial Statements.  A copy of Form 10Q of the Borrower and the
               --------------------
     Subsidiaries on a consolidated basis for the fiscal quarter ended August 31, 1997 and for the portion of the fiscal year then ended;

          (y)  Compliance Certificate.  An initial Compliance Certificate dated
               ----------------------
     as of the date hereof for the fiscal quarter ended August 31, 1997, executed by the president, chief executive officer, chief financial officer or corporate controller of the Borrower;

          (z)  Solvency Certificate.  A certificate, in form and substance
               --------------------
     satisfactory to the Agent, executed by the chief financial officer of the Borrower as to the solvency of each of the Companies;

          (aa) Subordinated Notes.  Evidence that Borrower shall have issued at
               ------------------
     least $75,000,000 in convertible subordinated notes which mature at least 120 days after the Termination Date and evidenced by the Subordinated Note Documents satisfactory in form and substance to the Banks in their sole discretion, including a copy of the Subordinated Note Documents;

          (bb) Payoff Letters and Termination of Liens.  Payoff letters from
               ---------------------------------------
     each of the prior lenders of the Borrower and its Subsidiaries who are being paid in full with Advances made under this Agreement or with advances made under the Subordinated Note Documents, which payoff letters shall set forth the amount owing by the Borrower to such prior lender and shall state that such prior lender shall terminate all of its Liens against the Collateral; and

          (cc) Legal Structure.  Evidence of legal structure of the Borrower and
               ---------------
     its Subsidiaries, in form and substance satisfactory to Banks.

     Section 7.2.  All Extensions of Credit.  The obligation of the Banks to
                   ------------------------
make any Advance or issue any Letter of Credit (including the initial Advance and the initial Letter of Credit) is subject to the following additional conditions precedent:

          (a)  Request for Advance or Letter of Credit.  The Agent shall have
               ---------------------------------------
     received in accordance with Section 2.6 or 3.2, as the case may be, an
                                 -----------    ---
     Advance Request Form or Letter of Credit Request Form dated the date of such Advance or Letter of Credit and executed by an authorized officer of the Borrower;

          (b)  L/C Documents.  With respect to any Letter of Credit, Agent shall
               -------------
     have received all applicable L/C Documents as required by Section 3.1;
                                                               -----------

          (c)  No Default.  No Default shall have occurred and be continuing, or
               ----------
     would result from such Advance or Letter of Credit;

          (d)  Representations and Warranties.  All of the representations and
               ------------------------------
     warranties contained in Article VIII hereof and in the other Loan Documents
                             ------------
     shall be true and correct on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date;

          (e)  No Material Adverse Change.  No material adverse change in the
               --------------------------
     Borrower or its Subsidiaries shall have occurred since the date of the most recent financial statements delivered by Borrower to Agent or could be reasonably expected to occur, and no material adverse change shall have occurred in the business condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries on a consolidated basis; and

          (f)  Additional Documentation. The Agent shall have received such
               ------------------------
     additional approvals, opinions, or documents as the Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                 ARTICLE VIII

                        Representations and Warranties
                        ------------------------------

     To induce the Agent and the Banks to enter into this Agreement, the Borrower represents and warrants to the Agent and the Banks that:

     Section 8.1.  Existence and Authority.  The Borrower and each Significant
                   -----------------------
Subsidiary (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, or is a limited partnership duly organized and validly existing under the laws of the State of Texas; (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. The Borrower and each Guarantor each has the power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

     Section 8.2.  Financial Statements.  The Borrower has delivered to the
                   --------------------
Agent audited consolidated financial statements of the Borrower and its Subsidiaries as at and for the fiscal year ended November 30, 1996 and unaudited consolidated financial statements of the Borrower and its Subsidiaries for the nine-month period ended August 31, 1997. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of the Borrower and the Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither the Borrower nor any of the Subsidiaries has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments that are material with respect to the Borrower or the Subsidiaries taken as a whole, except as referred to or reflected in such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any of the Subsidiaries since the effective date of the most recent consolidated financial statements referred to in this Section.

     Section 8.3.  Corporate Action; No Breach.  The execution, delivery, and
                   ---------------------------
performance by the Borrower of this Agreement and by the Borrower and each Guarantor of the other Loan Documents to which they are party and compliance with the terms and provisions hereof and thereof, have been duly authorized by all requisite corporate and partnership action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or
(iii) any agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article VI) upon any
                                                          ----------
of the revenues or assets of any such Person.

     Section 8.4.  Operation of Business.  The Borrower and each of the
                   ---------------------
Significant Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, except where failure to do so would not have a Material Adverse Effect. None of the Borrower or the Significant Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing, except where such violation would not have a Material Adverse Effect.

     Section 8.5.  Litigation and Judgments.  Except as disclosed on Schedule
                   ------------------------                          --------
8.5 hereto, there is no action, suit, investigation, or proceeding before or by
---
any Governmental Authority or arbitrator pending, or to the knowledge of the Borrower, threatened against or affecting the Borrower, any Subsidiary, or any Foreign Affiliate that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against the Borrower or any Subsidiary which individually or in the aggregate have or could have a Material Adverse Effect. As of the date hereof, there are no outstanding judgments against the Borrower or any Subsidiary.

     Section 8.6.  Rights in Properties; Liens.  The Borrower and each
                   ---------------------------
Significant Subsidiary have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 8.2, and none of the properties,
                                  -----------
assets, or leasehold interests of the Borrower or any Significant Subsidiary is subject to any Lien, except as permitted by Section 10.2.
                                            ------------

     Section 8.7.  Enforceability.  This Agreement constitutes, and the other
                   --------------
Loan Documents when delivered, shall constitute legal, valid, and binding obligations of the Borrower and each Guarantor, respectively, which are party thereto, enforceable against such Persons, respectively, in accordance with their respective terms, except as limited by (i) bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights, and (ii) general principles of equity, whether applied in a proceeding in equity or at law.

     Section 8.8.  Approvals.  No authorization, approval, or consent of, and no
                   ---------
filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrower or any Guarantor of this Agreement and the other Loan Documents to which the Borrower or the Guarantors, respectively, is or may become a party or the validity or enforceability thereof.

     Section 8.9.  Debt.  The Borrower and the Subsidiaries have no Debt, except
                   ----
as disclosed on Schedule 8.9 hereto or otherwise permitted by Section 10.1
                ------------                                  ------------
hereof.

     Section 8.10.  Taxes.  The Borrower and each Subsidiary have filed all tax
                    -----
returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, except for any state or local tax returns the nonfiling of which will not have a Material Adverse Effect. The Borrower and each Subsidiary have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable, except for any state or local taxes, assessments, governmental charges and levies which are not known by the Borrower or any Subsidiary to be due and payable if the nonpayment thereof will not have a Material Adverse Effect. The Borrower does not know of any pending investigation of the Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.

     Section 8.11.  Use of Proceeds; Margin Securities.  None of the Borrower or
                    ----------------------------------
the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     Section 8.12.  ERISA.  The Borrower and each Subsidiary are in compliance
                    -----
in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any Guarantor nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower, each Guarantor and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. Neither the Borrower nor any Guarantor nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

     Section 8.13.  Disclosure.  No statement, information, report,
                    ----------
representation, or warranty made by the Borrower or any Guarantor in this Agreement or in any other Loan Document or furnished to the Agent in connection with this Agreement or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not materially misleading. There is no fact known to the Borrower or any Guarantor which has a Material Adverse Effect, or which is likely to in the future have a Material Adverse Effect, that has not been disclosed in writing to the Agent.

     Section 8.14.  Subsidiaries; Foreign Affiliates.  The Borrower has no
                    --------------------------------
Subsidiaries other than those listed on Schedule 8.14 hereto, and Schedule 8.14
                                        -------------             -------------
(a) sets forth the jurisdiction of incorporation or organization of each Subsidiary, (b) sets forth the percentage of the Borrower's or any Subsidiary's ownership of the outstanding voting stock or other ownership or equity interests of each Subsidiary, and (c) designates the Foreign Subsidiaries. All of the outstanding capital stock of each Subsidiary, other than the Foreign Subsidiaries, has been validly issued, is fully paid, and is nonassessable. All of the Foreign Affiliates are specified on Schedule 8.14, and Schedule 8.14 (a)
                                           -------------      -------------
sets forth the jurisdiction of incorporation or organization of each Foreign Affiliate, and (b) sets forth the percentage of the Borrower's or any Subsidiary's ownership of the outstanding voting stock or other ownership or equity interests of each Foreign Affiliate. The Borrower shall, from time to time as necessary, deliver to Agent an updated Schedule 8.14 to this Agreement,
                                               -------------
together with a certificate of an authorized officer of the Borrower certifying that the information set forth in such schedule is true, correct, and complete as of such date.

     Section 8.15.  Agreements.  None of the Borrower or the Subsidiaries is a
                    ----------
party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a Material Adverse Effect. None of the Borrower or the Subsidiaries is in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     Section 8.16.  Compliance with Laws.  None of the Borrower, the
                    --------------------
Subsidiaries or, to the best of the Borrower's knowledge, the Foreign Affiliates is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator, except to the extent that the failure to comply therewith will not have a Material Adverse Effect.

     Section 8.17.  Investment Company Act.  None of the Borrower or the
                    ----------------------
Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 8.18.  Public Utility Holding Company Act.  None of the Borrower or
                    ----------------------------------
the Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 8.19.  Environmental Matters.  Except as disclosed on Schedule 8.19
                    ---------------------                          -------------
hereto, (a) to the best of the Borrower's knowledge, there are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or any Subsidiary that could reasonably be expected to give rise to any Environmental Liabilities of the Borrower or any Subsidiary, and (b) no Lien arising under any Environmental Law has attached to any property or revenues of the Borrower or any Subsidiary.

     Section 8.20.  Patents, Trademarks and Copyrights.  Schedule 8.20 hereto
                    ----------------------------------   -------------
sets forth a true, accurate and complete listing, as of the date hereof, of all patents, trademarks and copyrights, and applications therefor, of the Borrower and Guarantors. Except as created or permitted under the Loan Documents, no Lien exists with respect to the interest of the Borrower or any Guarantor in any such patents, trademarks, copyrights or applications, and neither the Borrower nor any Guarantor has transferred or subordinated any interest it may have in such patents, trademarks, copyrights and applications. The Borrower shall, from time to time as necessary, deliver to Agent an updated Schedule 8.20 to this
                                                       -------------
Agreement, together with a certificate of an authorized officer of the Borrower certifying that the information set forth on such schedule is true, correct and complete as of such date, which schedule may be used to prepare additional assignments, if necessary.

     Section 8.21.  Relationship to the Banks.  No Person having "control" (as
                    -------------------------
such term is defined in the Financial Institutions Regulatory and Interest Rate Control Act of 1978 ("FIRA"), or in regulations promulgated pursuant thereto) of
                      ----
the Borrower or any of the Subsidiaries is an "executive officer," "director" or "person who directly or indirectly or in concert with one or more persons, owns, controls, or has the power to vote more than 10% of any class of voting securities" (as such terms are defined in FIRA or in any regulations promulgated pursuant thereto) of any of the Banks.

     Section 8.22.  Government Regulation.  Neither the Borrower, any Subsidiary
                    ---------------------
nor any Foreign Affiliate is subject to regulation under the Federal Power Act, the Interstate Commerce Act (as any of the preceding acts have been amended) or any other Law (other than Regulation X) which regulates the incurring by Borrower or any Subsidiary of Advances.

     Section 8.23.  Foreign Employee Benefit Matters.  To the best of Borrower's
                    --------------------------------
and its Subsidiaries' knowledge after diligent inquiry of all relevant Persons:
(a) each Foreign Employee Benefit Plan is in compliance in all respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan, except for any non-compliance the consequences of which, in the aggregate, would not result in a Material Adverse Effect; (b) the aggregate of the accumulated benefit obligations under all Foreign Pension Plans does not exceed the current fair market value of the assets held in the trusts or similar funding vehicles for such Plans or reasonable reserves have been established in accordance with prudent business practices or as required by Agreement Accounting Principles with respect to any shortfall; (c) with respect to any Foreign Employee Benefit Plan (other than a Foreign Pension Plan) maintained or contributed to by Borrower or any Subsidiary, reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Plan is maintained; and (d) there are no actions, suits or claims (other than routine claims for benefits) pending or, to the knowledge of Borrower and its Subsidiaries, threatened against Borrower or any Subsidiary of it or any ERISA Affiliate with respect to any Foreign Employee Benefit Plan that would, if adversely determined, have a Material Adverse Effect.

                                   ARTICLE IX

                             Affirmative Covenants
                             ---------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrower will perform and observe the following affirmative covenants, unless the Required Banks (or Agent with the consent of the Required Banks) shall otherwise consent in writing:

     Section 9.1.  Reporting Requirements.  The Borrower will furnish to the
                   ----------------------
Agent and each Bank:

               (a) Annual Consolidated and Consolidating Financial Statements.
                   ----------------------------------------------------------
     As soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower (or such later period as may be permitted by law for reporting companies under the Securities Exchange Act of 1934, as amended), beginning with the fiscal year ending November 30, 1997, (i) a copy of the Borrower's annual report on Form 10-K as filed with the Securities and Exchange Commission and a copy of the annual audited financial report of the Borrower and the Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets and statements of operations, stockholders' equity, and cash flows as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by, and accompanied by the unqualified opinion of, independent certified public accountants of recognized standing acceptable to the Agent, to the effect that such report has been prepared in accordance with GAAP and presents fairly the consolidated financial condition and results of operations of the Borrower and the Subsidiaries at the date and for the periods indicated therein, and (ii) consolidating financial statements of the Borrower and the Subsidiaries, containing a balance sheet and statement of operations, all in reasonable detail;

          (b) Quarterly Consolidated and Consolidating Financial Statements.  As
              -------------------------------------------------------------
     soon as available, and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower (or such later period as may be permitted by law for reporting companies under the Securities Exchange Act of 1934, as amended), (i) a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended on Form 10-Q as filed with the Securities and Exchange Commission, containing, on a consolidated basis, balance sheets and statements of operations and cash flows, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified by the chief financial officer or corporate controller of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein, and (ii) consolidating financial statements of the Borrower and the Subsidiaries, containing a balance sheet and statement of operations, all in reasonable detail;

          (c) Annual Budget.  As soon as available, and in any event within 60
              -------------
     days after the end of each fiscal year of the Borrower, a copy of the annual budget for the Borrower's next succeeding fiscal year including, without limitation, (i) a forecasted balance sheet, statement of income and statement of cash flows for such fiscal year, (ii) forecasted balance sheets, statements of income and statements of cash flows for each fiscal quarter of such fiscal year, and (iii) as soon as practicable, all material amendments, updates and revisions, if any, to the information provided pursuant to this subsection (e);
                      --------------

          (d) Compliance Certificate.  Concurrently with the delivery of each of
              ----------------------
     the financial statements referred to in subsections 9.1(a) and (b), a
                                             ------------------     ---
     Compliance Certificate showing calculation of the financial covenants and Asset Coverage Amount (a certificate showing calculation of the Asset Coverage Amount may be provided monthly at Borrower's option);

          (e) Notice of Litigation.  Promptly after the commencement thereof,
              --------------------
     notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower, any Subsidiary or any Foreign Affiliate which, if determined adversely to the Borrower, such Subsidiary, or such Foreign Affiliate could have a Material Adverse Effect;

          (f) Notice of Default.  As soon as possible and in any event within
              -----------------
     five days after the Borrower, any Subsidiary or any Foreign Affiliate obtains knowledge or becomes aware of the occurrence of any Default, a written notice setting forth the details of such Default and the action that the Borrower and such other Person have taken and propose to take with respect thereto;

          (g) Notice of Material Adverse Change.  As soon as possible and in any
              ---------------------------------
     event within five days after the Borrower, any Subsidiary or any Foreign Affiliate obtains knowledge or becomes aware of the occurrence of any matter that could have a Material Adverse Effect, written notice of such matter;

          (h) Notice of Change in Representation or Warranty.  As soon as
              ----------------------------------------------
     possible and in any event within five days after the Borrower, any Subsidiary or any Foreign Affiliate obtains knowledge or becomes aware of any change in any material fact or circumstance represented or warranted in any of the Loan Documents, written notice of such change;

          (i) General Information.  Promptly, such other information concerning
              -------------------
     the Borrower, any Subsidiary or any Foreign Affiliate as the Agent or any Bank may from time to time reasonably request.

All financial statements, certificates and reports required to be delivered under this Section shall be due on the Business Day immediately following the specified due date if the specified due date is not a Business Day.

     Section 9.2.  Maintenance of Existence; Conduct of Business.  Except as
                   ---------------------------------------------
permitted by Section 10.3, the Borrower will preserve and maintain, and will
             ------------
cause each Subsidiary to preserve and maintain, its corporate or partnership existence and all of its leases, privileges, licenses, permits, franchises, qualifications, agreements and rights that are necessary or desirable in the ordinary conduct of its business. The Borrower will conduct, and will cause each Subsidiary and each Foreign Affiliate to conduct, its business in an orderly and efficient manner in accordance with good business practices.

     Section 9.3.  Maintenance of Properties.  The Borrower will maintain, keep,
                   -------------------------
and preserve, and cause each Subsidiary to maintain, keep, and preserve, in good working order and condition, all of its properties (tangible and intangible) which are useful in any material respect in the proper conduct of its business or are necessary in the proper conduct of its business.

     Section 9.4.  Taxes and Claims.  The Borrower will pay or discharge, and
                   ----------------
will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that none of
                                              --------  -------
the Borrower or the Subsidiaries shall be required to pay or discharge any tax, levy, assessment, or governmental charge or any claim for labor, material, or supplies which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

     Section 9.5.  Insurance.  The Borrower will maintain, and will cause each
                   ---------
of the Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general geographic areas in which the Borrower and the Subsidiaries operate, provided that in any event the Borrower will maintain and cause each Subsidiary to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, and products liability insurance reasonably satisfactory to the Agent. Each insurance policy covering Collateral shall name the Agent as loss payee and shall provide that such policy will not be cancelled or reduced without 30 days prior written notice to the Agent.

     Section 9.6.  Inspection Rights.  At any reasonable time during normal
                   -----------------
business hours and from time to time, the Borrower will permit, and will cause each Subsidiary and each Foreign Affiliate to permit, representatives of the Agent and each Bank to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. Without in any way limiting the foregoing, Agent may conduct (or cause a third party to conduct) annual audits of the Collateral at the expense of the Borrower. Such audits may be performed by Agent's in-house audit and asset management review staff. The Borrower agrees to pay to Agent on demand all fees, charges and out-of-pocket expenses of Agent in connection with each such audit.

     Section 9.7.  Keeping Books and Records.  The Borrower will maintain, will
                   -------------------------
cause each Subsidiary to maintain, and will use its best efforts to cause each Foreign Affiliate to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; provided, however,
                                                             --------  -------
that the Foreign Subsidiaries and the Foreign Affiliates shall be permitted to maintain day-to-day books of record and account in accordance with local statutory accounting practices rather than GAAP.

     Section 9.8.  Compliance with Laws and Agreements.  The Borrower will
                   -----------------------------------
comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator and all material agreements, contracts, and instruments binding on it or affecting its properties or business.

     Section 9.9.  Further Assurances.  The Borrower will, and will cause each
                   ------------------
Subsidiary and each Foreign Affiliate to, execute and deliver such further agreements and instruments and take such further action as may be requested by the Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of the Agent in the Collateral.

     Section 9.10.  ERISA.  The Borrower will comply, and will cause each
                    -----
Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability for failure to comply with the requirements of ERISA.

     Section 9.11.  Foreign Employee Benefit Compliance.  Borrower will, and
                    -----------------------------------
will cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not result in a Material Adverse Effect.

                                   ARTICLE X

                               Negative Covenants
                               ------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrower will perform and observe the following negative covenants, unless the Required Banks (or the Agent with the consent of the Required Banks) shall otherwise consent in writing:

     Section 10.1.  Debt.  The Borrower will not incur, create, assume, or
                    ----
permit to exist, or permit any Subsidiary or Foreign Affiliate to incur, create, assume, or permit to exist, any Debt, except:

               (a)  Debt to the Banks hereunder;

               (b) Debt of the Subsidiaries and Foreign Affiliates pursuant to loans and advances permitted by Section 10.5(i);
                                     ---------------

               (c) Debt of the Foreign Subsidiaries, Debt of the Foreign Affiliates, and Guarantees by the Borrower or any Subsidiary of any Debt or other obligations of any of the Foreign Subsidiaries or the Foreign Affiliates, all incurred when no Default exists or would result therefrom, provided that the aggregate amount of all such Debt and obligations (including such Debt existing on the date hereof and described on Schedule
                                                                       --------
     8.9 hereto, but excluding such Debt of the Foreign Subsidiaries and such
     ---
     Debt of the Foreign Affiliates to the Borrower or any Subsidiary permitted under Section 10.5(i)) outstanding at any time shall not exceed
           ---------------
     $10,000,000, it being understood that trade payables for the purchase of goods or materials in the ordinary course of business and Guarantees thereof are not prohibited or limited by this Section 10.1;

                (d) Debt consisting of accounts payable of the Companies to each other for sales of inventory in the ordinary course of business;

                (e) Debt of the Guarantors to the Borrower or any Guarantor under the promissory notes referred to in Section 7.1(t); and
                                               --------------

                (f) Any other Debt existing on the date hereof and described on
     Schedule 8.9 hereto.
     ------------

     Section 10.2.  Limitation on Liens.  The Borrower will not incur, create,
                    -------------------
assume, or permit to exist, or permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except:

                (a) Liens disclosed on Schedule 10.2 hereto;
                                       -------------

                (b) Liens in favor of the Agent pursuant to the Loan Documents;

                (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                (e) Liens of landlords (for any location where a landlord's waiver is not required under the Loan Documents), mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that (i) are not yet due and are incurred in the ordinary course of business or (ii) are being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established;

                (f) Liens resulting from good faith deposits to secure payments of workmen's compensation, unemployment insurance or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, or contracts (other than for payment of Debt), or leases made in the ordinary course of business;

                (g) Second priority Liens on the Collateral in favor of the Borrower or any Guarantor, securing the promissory notes referred to in
     Section 7.1(t);
     --------------

                (h) Liens on the assets of any of the Foreign Subsidiaries or Foreign Affiliates to secure Debt permitted by Section 10.1(c) in an
                                                    ---------------
     aggregate amount outstanding at any time not to exceed $10,000,000; and

                (i) Liens in funds in the possession of credit card companies pertaining to credit card sales of goods to end users pursuant to merchant credit card services agreements.

     Section 10.3.  Mergers, Etc.  The Borrower will not, or will not permit any
                    ------------
Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate; provided, however, that:
                        --------  -------

                (1) the Borrower or any Subsidiary shall be permitted to become a party to a merger or consolidation or acquire all or any part of the assets of any Person or any shares or other beneficial ownership of any Person, so long as (a) no Default is existing or would result therefrom,
     (b) the Borrower has given the Agent at least 20 days prior notice of such merger, consolidation or acquisition, (c) the total cash and non-cash consideration paid and Debt assumed or incurred by the Borrower or any Subsidiary in connection with all such mergers, consolidations or acquisitions (i) shall not exceed $10,000,000.00 for any single transaction and (ii) shall not exceed $20,000,000 in the aggregate for any fiscal year, and (d) the Borrower or such Subsidiary, as the case may be, is the surviving corporation in such merger or consolidation;

                (2) any Guarantor may be dissolved, liquidated or merged into another Subsidiary, so long as such dissolution, liquidation or merger results in all assets of such Guarantor being owned by Borrower or another Guarantor; and

                (3) any Subsidiary that is not a Guarantor may be dissolved, liquidated or merged into Borrower or any Subsidiary, so long as such dissolution, liquidation or merger results in all assets of such Subsidiary that is not a Guarantor being owned by Borrower or a Subsidiary.

     Section 10.4.  Restricted Payments.  The Borrower will not make, or permit
                    -------------------
any Subsidiary to make, any Restricted Payment; provided, however, that (a) the
                                                --------  -------
Subsidiaries shall be permitted to declare and pay dividends to the Borrower or any Subsidiary that guarantees payment of the Obligations, and (b) the Borrower or any Subsidiary shall be permitted to declare and make dividend payments or other distributions payable solely in its own common stock.

     Section 10.5.  Loans and Investments.  The Borrower will not make, or
                    ---------------------
permit any Subsidiary or Foreign Affiliate to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, or permit any Subsidiary or Foreign Affiliate to purchase, any stock, bonds, notes, debentures, or other securities of, any Person, except:

                (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

                (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000.00, provided, however, that time deposits in an
                               --------  -------
     aggregate amount not in excess of $100,000 may be maintained in any bank whose deposits are insured by the Federal Deposit Insurance Corporation;

                (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard & Poor's Rating Service, a division of McGraw/Hill, Inc. or Moody's Investors Service, Inc.;

                (d) debt securities which shall have one of the two highest ratings from Standard & Poor's Rating Service, a division of McGraw/Hill, Inc. or Moody's Investors Service, Inc. and which mature within one year from the date of acquisition;

                (e) investments in eurodollars placed through any financial institution having combined capital, surplus, and undivided profits of not less than $100,000,000;

                (f) repurchase agreements with any financial institution having combined capital, surplus, and undivided profits of not less than $100,000,000 for U.S. Government obligations maturing in less than 10 days;

                (g) investments in daily money market mutual funds having assets greater than $2,000,000,000 and limited in holdings to assets of the types described in subsections (a), (b) and (c) of this Section;
                  ---------------  ---     ---

                (h) investments in the Texas Commerce Loan Participation Program or similar programs through any financial institution having combined capital, surplus, and undivided profits of not less than $100,000,000;

                (i) (A) stock or other equity or ownership interests in any Subsidiary or Foreign Affiliate existing on the date hereof or acquired in accordance with the provisions of Section 10.3; (B) capital contributions,
                                       ------------
     loans and advances by the Borrower or any Guarantor to any Guarantor; (C) capital contributions, loans and advances by any Foreign Subsidiary to CellStar Ireland (or such other global agency treasury center as the Borrower may establish from time to time); (D) capital contributions by Fulfillment to CellStar Fulfillment, Ltd.; (E) capital contributions by NAC to Fulfillment, provided that any and all such capital contributions by NAC
                     --------
     to Fulfillment shall be used by Fulfillment for capital contributions to CellStar Fulfillment, Ltd.; (F) capital contributions by the Borrower or any Subsidiary to any other Subsidiary or any Foreign Affiliate (other than as described in subsections (B) through (E) above) in an aggregate amount
                     ---------------         ---
     not to exceed $5,000,000 during any fiscal year; (G) loans and advances by the Borrower or any

     Subsidiary to any Foreign Affiliate in an aggregate amount outstanding at any time not to exceed $10,000,000; and (H) loans and advances by the Borrower or any Subsidiary to any other Subsidiary (other than as described in subsections (B) and (C) above) in an aggregate amount outstanding at any
        -----------------------
     time not to exceed the greater of $40,000,000 or 20% of the stockholders' equity in the Borrower, provided that amounts loaned or advanced by the Borrower or any Subsidiary to any Subsidiary that are in turn loaned or advanced by that Subsidiary to another Subsidiary shall be counted only once for purposes of calculations under this subsection (H);
                                                  --------------

                (j) payroll advances made in the ordinary course of business;

                (k) accounts receivable for sales of inventory in the ordinary course of business, including sales of inventory to Foreign Subsidiaries and Foreign Affiliates in the ordinary course of the Companies' business, whether shipped to the Foreign Subsidiaries or Foreign Affiliates from a Company or directly from the manufacturer, and payment of ordinary and customary duties related thereto;

                (l) loans and advances made by the Borrower, any Subsidiary or any Foreign Affiliate to their respective officers and employees in the ordinary course of business not to exceed $1,500,000 in the aggregate outstanding at any time;

                (m) demand deposits at banks whose deposits are insured by the Federal Deposit Insurance Corporation, maintained by the Borrower or any Subsidiary in the ordinary course of business for the purpose of paying operating expenses;

                (n) intercompany receivables existing on the date hereof and described on Schedule 8.9 hereto; and
                  ------------

                (o) investments by Foreign Subsidiaries and Foreign Affiliates which follow a similar risk profile as the investments described in subsections (a) through (h) and subsection (m) above.
     ---------------         ---     --------------

     Section 10.6.  Transactions With Affiliates.  The Borrower will not enter
                    ----------------------------
into, or permit any Subsidiary or Foreign Affiliate to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower, such Subsidiary or such Foreign Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's, such Subsidiary's or such Foreign Affiliate's business and upon fair and reasonable terms no less favorable to the Borrower, such Subsidiary or such Foreign Affiliate than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower, such Subsidiary or such Foreign Affiliate; provided,
                                                                      --------
however, that (a) the Companies shall be permitted to enter into transactions,
-------
including without limitation the purchase, sale, or exchange of property or the rendering of any service, with each other, and such transactions among the Companies shall not be subject to the restrictions set forth in this Section, and (b) the Borrower and the Subsidiaries shall be permitted to make loans and advances to each other to the extent otherwise permitted by this Agreement, and such loans and advances shall not be subject to the restrictions set forth in this Section.

     Section 10.7.  Disposition of Assets.  The Borrower will not sell, lease,
                    ---------------------
assign, transfer, or otherwise dispose of any of its assets, or permit any Subsidiary to do so with any of its assets, except (a) dispositions of inventory in the ordinary course of business, (b) dispositions of equipment and fixtures having a fair market value not to exceed $5,000,000 in the aggregate during the period from the date of this Agreement through the Termination Date, and (c) factoring of accounts receivable of any of the Foreign Subsidiaries pursuant to factoring arrangements entered into in the ordinary course of their respective businesses.

     Section 10.8.  Prepayment of Debt.  The Borrower will not prepay or permit
                    ------------------
any Subsidiary to prepay, any Debt, except the Obligations.

     Section 10.9.  Nature of Business.  The Borrower will not, or will not
                    ------------------
permit any Subsidiary to, engage in any business substantially different than the businesses in which they are engaged as of the date hereof.

     Section 10.10. Environmental Protection.  The Borrower will not, or will
                    ------------------------
not permit any Subsidiary to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material in violation of any Environmental Law, (b) generate any Hazardous Material in violation of any Environmental Law, (c) conduct any activity that causes a release or threatened release of any Hazardous Material, or (d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any Subsidiary would be responsible.

     Section 10.11. Accounting.  The Borrower will not, or will not permit any
                    ----------
Subsidiary to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Agent, or (b) in tax reporting treatment, except as required by law and disclosed to the Agent. Notwithstanding the foregoing, the Borrower shall be permitted to change its tax year-end or its fiscal year-end, or both, to achieve coinciding tax and fiscal year ends, provided that the Borrower shall execute and deliver an amendment to this Agreement to change any covenants and reporting dates which Agent deems necessary or desirable as a result of such change.

                                   ARTICLE XI

                              Financial Covenants
                              -------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrower will observe and perform the following financial covenants, unless the Required Banks (or the Agent with the consent of the Required Banks) shall otherwise consent in writing:

     Section 11.1.  Consolidated Tangible Net Worth.  The Borrower will at all
                    -------------------------------
times maintain or cause to be maintained Consolidated Tangible Net Worth in an amount not less than the sum of (a) $100,000,000, plus (b) 50% of net income, after provision for income taxes, of the Borrower and the Subsidiaries on a consolidated basis (without any deduction for losses), for each fiscal quarter of the Borrower ended through the date of determination beginning with the fiscal quarter ending August 31, 1997, plus (c) 100% of the Net Proceeds received by the Borrower from any issuance, sale or other disposition of any shares of capital stock or other equity securities of the Borrower of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares).

     Section 11.2.  Consolidated Interest Coverage Ratio.  The Borrower will
                    ------------------------------------
maintain or cause to be maintained, as of the end of each fiscal quarter of the Borrower, an Interest Coverage Ratio of not less than 3.0 to 1.0 for the most recent four fiscal quarters then ended.

     Section 11.3.  Companies Interest Coverage Ratio.  The Borrower will
                    ---------------------------------
maintain or cause to be maintained, as of the end of each fiscal quarter of the Borrower, a ratio of (a) the Companies Cash Flow to (b) interest expense of the Borrower and the Subsidiaries on a consolidated basis of not less than 1.25 to
1.0 for the most recent four quarters then ended. In the event it is determined (by the most recent quarterly Compliance Certificate or otherwise) that the Companies Cash Flow is not sufficient to cause compliance with this Section
                                                                    -------
11.3, then within 10 days after such determination, the Borrower will cause to
----
be transferred to the Companies from the other Subsidiaries cash in an amount which when added to the Companies Cash Flow is sufficient to cause compliance with this Section 11.3, and, to the extent they comply with such covenant, the
          ------------
Companies shall be deemed to have met the requirements of this Section 11.3 for
                                                               ------------
the relevant period of determination. Notwithstanding anything to the contrary contained herein, the Companies may not use the transferred cash described in the preceding sentence to meet the ratio requirements of this Section 11.3 in
                                                              ------------
more than two consecutive fiscal quarters. Such transferred cash shall remain with the Companies, notwithstanding any other covenants to the contrary contained herein, until the Companies have demonstrated compliance with this
Section 11.3 without the benefit of such transferred cash.
------------

     Section 11.4.  Minimum Turnover Ratio.  The Borrower will maintain or cause
                    ----------------------
to be maintained, as of the end of each fiscal quarter of the Borrower, a ratio of Cost of Goods Sold to Average Inventory of not less than 6.0 to 1.0.

     Section 11.5.  Consolidated Funded Debt to Consolidated Cash Flow Ratio.
                    --------------------------------------------------------
The Borrower will maintain or cause to be maintained, as of the end of each fiscal quarter of the Borrower, a ratio of Consolidated Funded Debt, as of the end of such quarter, to Consolidated Cash Flow, for the most recent four fiscal quarters then ended, of not greater than (a) 4.0 to 1.0 for the fiscal quarter ending November 30, 1997 and each fiscal quarter thereafter until and including the fiscal quarter ending February 28, 1999, and (b) 3.5 to 1.0 thereafter.

     Section 11.6.  Consolidated Senior Debt to Consolidated Cash Flow Ratio.
                    --------------------------------------------------------
The Borrower will maintain, or cause to be maintained, as of each fiscal quarter of the Borrower, a ratio of

Consolidated Senior Debt, as of the end of such quarter, to Consolidated Cash Flow, for the most recent four fiscal quarters then ended, of not greater than
(a) 3.0 to 1.0 for the fiscal quarter ending November 30, 1997 and each fiscal quarter thereafter until and including the fiscal quarter ending February 28, 1999, and (b) 2.5 to 1.0 thereafter.

                                  ARTICLE XII

                                    Default
                                    -------

     Section 12.1.  Events of Default.  Each of the following shall be deemed an
                    -----------------
"Event of Default":

                (a) The Borrower shall fail to pay (i) any installment of interest on any of the Notes or any fees after the expiration of five days after the due date thereof, or (ii) any installment of principal on any of the Notes or any other portion of the Obligations when due.

                (b) Any representation or warranty made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                (c) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any of the covenants contained in Article IX
                                                               ----------
     (except Section 9.1) and such failure continues unremedied for a period of
             -----------
     15 days after the earlier of (i) the giving of notice to the Borrower by the Agent or any Bank of such failure, or (ii) the Borrower's actual knowledge of such failure.

                (d) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document (except those described in subsections
                                                                     -----------
     (a) and (c) of this Section).
     ---     ---

                (e) The Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

                (f) An involuntary proceeding shall be commenced against the Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days.

                (g) The Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $1,000,000 against any of their assets or properties.

                (h) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court or courts against the Borrower, any Subsidiary, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower, the relevant Subsidiary, or the relevant Obligated Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                (i) (i) The Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due, after any applicable grace periods, any principal of or interest on any Debt (other than the Obligations), or (ii) the maturity of any such Debt shall have been accelerated, or (iii) any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or (iv) with respect to any such Debt in excess of $5,000,000, the occurrence of any other default, event of default, or other breach the effect of which permits any holder or holders under such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require prepayment thereof, or (v) with respect to any such Debt in excess of $1,000,000, any holder or holders of such Debt or any Person acting on behalf of such holder or holders have accelerated the maturity thereof or require any such prepayment upon the occurrence of a default, event of default or breach other than a payment default.

                (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or the Borrower, any Subsidiary, or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

                (k) Any of the following events shall occur or exist with respect to the Borrower, any Guarantor or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Required Banks subject the Borrower or any Guarantor to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $25,000.

                (l) Any Change of Control shall occur.

                (m) The Borrower, any Subsidiary, or any Obligated Party, or any of their properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture and the same shall not have been discharged within 30 days from the date of entry thereof.

                (n) Any Material Adverse Effect shall occur.

     Section 12.2.  Remedies Upon Default.  If any Event of Default shall occur
                    ---------------------
and be continuing, the Agent may, with the consent of the Required Banks (and if directed by the Required Banks, shall), do any one or more of the following:
(a) declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower, (b) terminate the Commitments without notice to the Borrower or any Guarantor, (c) reduce any claim to judgment, (d) foreclose or otherwise enforce any Lien granted to the Agent for the benefit of itself and the Banks to secure payment and performance of the Obligations, and (e) exercise any and all rights and remedies afforded by the laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise; provided,
                                                                     --------
however, that upon the occurrence of an Event of Default under Section 12.1(e)
-------                                                        ---------------
or Section 12.1(f), the Commitments of the Banks shall automatically terminate,
   ---------------
and the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     Section 12.3.  Cash Collateral.  If any Event of Default shall occur and be
                    ---------------
continuing, the Borrower agrees to, if requested by the Agent or the Required Banks, immediately deposit with and pledge to the Agent cash or cash equivalent investments satisfactory to the Agent in its sole and absolute discretion in an amount equal to the outstanding Letter of Credit Liabilities as security for the Obligations, and the Agent may retain, as additional Collateral for the payment of the Obligations with respect to the Letters of Credit, any amounts received upon foreclosure, or in lieu of foreclosure, through offset, as proceeds of any Collateral or otherwise.

     Section 12.4.  Performance by the Agent.  If the Borrower shall fail to
                    ------------------------
perform any covenant or agreement contained in any of the Loan Documents, the Agent may perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower agrees to, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Bank shall have any liability or responsibility for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

                                  ARTICLE XIII

                                   The Agent
                                   ---------

     Section 13.1.  Appointment, Powers and Immunities.  In order to expedite
                    ----------------------------------
the various transactions contemplated by this agreement, the Banks hereby irrevocably appoint and authorize TCB to act as their Agent hereunder and under each of the other Loan Documents. TCB consents to such appointment and agrees to perform the duties of the Agent as specified herein. The Banks authorize and direct the Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Agent for the Banks, together with such rights and powers as are reasonably incidental thereto. The Agent is hereby expressly authorized to act as the Agent on behalf of itself and the other Banks:

                (a) To receive on behalf of each of the Banks any payment of principal, interest, fees or other amounts paid pursuant to this Agreement and the Notes and to distribute to each Bank its pro rata share of all payments so received as provided in this Agreement;

                (b) To receive all documents and items to be furnished under the Loan Documents;

                (c) To act as nominee for and on behalf of the Banks in and under the Loan Documents;

                (d) To arrange for the means whereby the funds of the Banks are to be made available to the Borrower;

                (e) To distribute to the Banks information, requests, notices, payments, prepayments, documents and other items received from the Borrower, the other Obligated Parties, and other Persons;

                (f) To execute and deliver to the Borrower, the other Obligated Parties, and other Persons, all requests, demands, approvals, notices, and consents received from the Banks;

                (g) To the extent permitted by the Loan Documents, to exercise on behalf of each Bank all rights and remedies of Banks upon the occurrence of any Event of Default;

                (h) To accept, execute, and deliver the Borrower Security Agreement, the Guarantor Security Agreements, the Pledge Agreements, and any other security documents as the secured party; and

                (i) To take such other actions as may be requested by Required Banks.

     Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys, or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (ii) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Bank;
(iii) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by Required Banks; (iv) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder; (v) may consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Required Banks, and such instructions of Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks; provided, however, that the Agent shall not be
                             --------  -------
required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law.

     Section 13.2.  Rights of Agent as a Bank.  With respect to its Commitment,
                    -------------------------
the Advances made by it and the Note issued to it, TCB in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of business with the Borrower, any of its Subsidiaries, any other Obligated Party, and any other Person who may do business with or own securities of the Borrower, any Subsidiary, or any other Obligated Party, all as if it were not acting as the Agent and without any duty to account therefor to the Banks.

     Section 13.3.  Sharing of Payments, Etc.  If any Bank shall obtain any
                    ------------------------
payment of any principal of or interest on any Advance made by it under this Agreement or payment of any other obligation under the Loan Documents then owed by the Borrower or any other Obligated Party to such Bank, whether voluntary, involuntary, through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, in excess of its pro rata share, such Bank shall promptly purchase from the other Banks participations in the Advances held by them hereunder in such amounts, and make such other adjustments from time to time as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of the other Banks in accordance with its pro rata portion thereof. To such end, all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Bank so purchasing a participation in the Advances made by the other Banks may exercise all rights of setoff, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Bank were a direct holder of Advances to the Borrower in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

     SECTION 13.4.  INDEMNIFICATION.  THE BANKS HEREBY AGREE TO INDEMNIFY THE
                    ---------------
AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 14.1 AND 14.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE
      -------------     ----
BORROWER UNDER SECTIONS 14.1 AND 14.2), RATABLY IN ACCORDANCE WITH THEIR
               -------------     ----
RESPECTIVE COMMITMENTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES

(INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF
           --------
THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE BANKS THAT THE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS'
FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH BANK AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER OR ANY OTHER OBLIGATED PARTY.

     Section 13.5.  Independent Credit Decisions.  Each Bank agrees that it has
                    ----------------------------
independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the Guarantors and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any Obligated Party of this Agreement or any other Loan Document or to inspect the properties or books of the Borrower or any Obligated Party. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other financial information concerning the affairs, financial condition or business of the Borrower or any Obligated Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

     Section 13.6.  Several Commitments.  The Commitments and other obligations
                    -------------------
of the Banks under this Agreement are several. The default by any Bank in making an Advance in accordance with its Commitment shall not relieve the other Banks of their obligations under this Agreement. In the event of any default by any Bank in making any Advance, each nondefaulting Bank shall be obligated to make its Advance but shall not be obligated to advance the amount which the defaulting Bank was required to advance hereunder. In no event shall any Bank be required to advance an amount or amounts which shall in the aggregate exceed such Bank's Commitment. No Bank shall be responsible for any act or omission of any other Bank.

     Section 13.7.  Successor Agent.  Subject to the appointment and acceptance
                    ---------------
of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower, and the Agent may be removed at any time with or without cause by Required Banks. Upon any such resignation or removal, Required Banks will have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation or removal as Agent, the provisions of this Article XIII shall continue in effect for its benefit in
                   ------------
respect of any actions taken or omitted to be taken by it while it was the Agent.

                                  ARTICLE XIV

                                 Miscellaneous
                                 -------------

     Section 14.1.  Expenses.  The Borrower agrees to pay on demand: (a) all
                    --------
reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this

Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     SECTION 14.2.  INDEMNIFICATION.  THE BORROWER HEREBY AGREES TO INDEMNIFY
                    ---------------
THE AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY GUARANTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT OR ALTERNATE CURRENCY ADVANCE, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED,
                                                                   --------
HOWEVER THAT NO PERSON TO BE INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE
-------
INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 14.3.  Limitation of Liability.  None of the Agent, any Bank, or
                    -----------------------
any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan

Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Agent or any Bank or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 14.4.  No Fiduciary Relationship.  The relationship between the
                    -------------------------
Borrower and each Bank with respect to the Loan Documents and the transactions governed thereby is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with the Borrower with respect to the Loan Documents and the transactions governed thereby, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and any Bank with respect to the Loan Documents and the transactions governed thereby to be other than that of debtor and creditor.

     Section 14.5.  No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 14.6.  Successors and Assigns.
                    ----------------------

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower shall not be permitted to assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and all of the Banks. Any Bank may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments, the Advances owing to it and its share of Letter of Credit Liabilities); provided, however, that (i)
                                                     --------  -------
     such Bank's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment) shall remain unchanged,
     (ii) such Bank shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Bank shall remain the holder of its Note for all purposes of this Agreement, (iv) the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, and (v) such Bank shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than the right to vote upon or consent to (A) any increase of such Bank's Commitment, (B) any reduction of the principal amount of, or interest to be paid on, the Advances of such Bank, (C) any reduction of any commitment fee or other amount payable to such Bank under any Loan

     Document, (D) any postponement of any date for the payment of any amount payable in respect of the Advances of such Bank, or (E) any material release of Collateral other than releases contemplated in the Loan Documents as in effect on the date hereof and releases upon full payment and performance of the Obligations and termination of the Commitments.
     Such participants shall have no rights under the Loan Documents, other than certain voting rights as provided above. Subject to the following, each Bank may obtain (on behalf of its participants) the benefits of Article V
                                                                     ---------
     with respect to all participations in its part of the Obligations outstanding from time to time. If a participant is entitled to the benefits of Article V or a Bank grants rights to its participants to vote
                 ---------
     or give or withhold consents respecting the matters described above, then that Bank must include a voting mechanism in the relevant participation agreement whereby a majority of its portion of the Obligations (whether held by it or participated) shall control the vote for all of that Bank's portion of the Obligations. Except in the case of the sale of a participating interest to another Bank, the relevant participation agreement shall prohibit the participant from transferring, pledging, assigning, selling participations in, or otherwise encumbering its portion of the Obligations.

          (b) The Borrower and each of the Banks agree that any Bank may at any time assign to one or more Eligible Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment, Advances and Letter of Credit Liabilities); provided, however, that (i) the Borrower
                                    --------  -------
     shall have given its prior written consent to such assignment, such consent not to be unreasonably withheld, provided that after the occurrence and during the continuance of a Default no consent of the Borrower shall be required for any such assignment, (ii) each such assignment shall be of a consistent, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement and the other Loan Documents,
     (iii) except in the case of an assignment of all of a Bank's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitment of the assigning Bank being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, and the amount of the Commitment of the assigning Bank remaining after each such assignment shall in no event be less than $5,000,000, and (iv) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $3,000. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least 10 Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agent, (x) the assignee thereunder shall be a party hereto as a "Bank" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Loan Documents and
     (y) the Bank that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such

     Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

          (c) By executing and delivering an Assignment and Acceptance, the Bank that is an assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any Obligated Party of its obligations under the Loan Documents; (iii) such assignee confirms that it has received a copy of the other Loan Documents, together with copies of the financial statements referred to in Section 8.2
                                                                     -----------
     and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent or such assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee confirms that it is an Eligible Assignee;
     (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

          (d) The Agent may maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be
                             --------
     conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and assignee representing that it is an Eligible Assignee, together with any Note subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit I hereto and all
                                                        ---------
     requirements set forth in this Section have been satisfied, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, if any, and (iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Agent in exchange for the surrendered Note a new Note payable to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Commitment, a new Note payable to the order of the assigning Bank in an amount equal to the Commitment retained by it hereunder (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be in an aggregate face amount of the surrendered Note, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of Exhibit A
                                                                     ---------
     hereto.

          (f) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, subject to the confidentiality agreements between the Borrower and the Banks, any information relating to the Borrower, the Subsidiaries or the Foreign Affiliates furnished to such Bank by or on behalf of the Borrower, the Subsidiaries or the Foreign Affiliates.

          (g) Any Bank may at any time, without the consent of the Borrower or the Agent, collaterally assign all or any of its rights under the Loan Documents to a Federal Reserve Bank; provided, however, that no such
                                          --------  -------
     assignment shall release the assigning Bank from its obligations thereunder.

     Section 14.7.  Survival. All representations and warranties made in this
                    --------
Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Sections 14.1 and 14.2
                                                          ----------------------
shall survive repayment of the Notes and termination of the Commitments and the Letters of Credit.

     Section 14.8.  ENTIRE AGREEMENT.  THIS AGREEMENT, THE NOTES, AND THE OTHER
                    ----------------
LOAN DOCUMENTS REFERRED TO HEREIN REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Agreement replaces that certain Amended and Restated Loan Agreement dated as of July 20, 1995 as amended (the "Existing Agreement"), among NAC, the Borrower, the banks named therein and TCB as agent for such banks, which Existing Agreement is being terminated as of the date hereof by a separate termination agreement.

     Section 14.9.  Amendments, Etc.  No amendment or waiver of any provision of
                    ----------------
this Agreement, the Notes, or any other Loan Document to which the Borrower is a party (other than the Engagement Letter), nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to in writing by Required Banks (or Agent with the consent of Required Banks) and the Borrower, and each such waiver, amendment, or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver, or consent shall, unless
                 --------
in writing and signed by all of the Banks and the Borrower, do any of the following: (a) increase Commitments of the Banks or subject the Banks to any additional obligations; (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder (except any fees payable to the Agent solely for its account as specified herein or in the Engagement Letter);
(c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder (except any fees payable to the Agent solely for its account as specified herein or in the Engagement Letter); (d) increase any of the percentages of Eligible Accounts and Eligible Inventory included in the Asset Coverage Amount, as set forth in the definition thereof, or any change in the definition of Eligible Accounts or Eligible Inventory that results in an increase in the assets or values of assets included in the Asset Coverage Amount; (e) waive any of the conditions specified in
Article VII; (f) change the percentage of the Commitments or of the aggregate
-----------
unpaid principal amount of the Notes or the number of Banks which shall be required for the Banks or any of them to take any action under this Agreement;
(g) change any provision contained in this Section 14.9; (h) release any
                                           ------------
Collateral or any Guarantor. Notwithstanding anything to the contrary contained in this Section, no amendment, waiver, or consent shall be made with respect to
Article XIII hereof without the prior written consent of the Agent.
------------

     Section 14.10.  Maximum Interest Rate.  No provision of this Agreement or
                     ---------------------
any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness; and, if the principal has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and each Bank shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

     Section 14.11.  Notices.  All notices and other communications provided for
                     -------
in this Agreement and the other Loan Documents shall be given in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the
                                              --------  -------
Agent pursuant to Article II and Article III shall not be effective until
                  ----------     -----------
received by the Agent.

     SECTION 14.12. GOVERNING LAW; VENUE; SERVICE OF PROCESS.  THIS AGREEMENT
                    ----------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST THE BORROWER UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14.11.
                                                             -------------
NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT OR ANY BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS RESPECTIVE PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY BANK SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

     Section 14.13.  Counterparts.  This Agreement may be executed in one or
                     ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 14.14.  Severability.  Any provision of this Agreement held by a
                     ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 14.15.  Headings. The headings, captions, and arrangements used in
                     --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 14.16.  Non-Application of Chapter 346 of Texas Finance Code. The
                     ----------------------------------------------------
provisions of Chapter 346 of the Texas Finance Code (Vernon's Texas Civil Statutes) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

     Section 14.17.  Construction.  The Borrower, the Agent and each Bank
                     ------------
acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

     Section 14.18.  Independence of Covenants.  All covenants hereunder shall
                     -------------------------
be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     Section 14.19.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                     --------------------
APPLICABLE LAW, THE BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   BORROWER:
                                   --------

                                   CELLSTAR CORPORATION



                                   By: /s/ Mark Q. Huggins
                                      ------------------------------
                                      Mark Q. Huggins
                                      Senior Vice President and
                                      Chief Financial Officer

                                   Address for Notices:

                                   Address:        1730 Briercroft
                                                   Carrollton, Texas 75006
                                   Fax No.:        (972) 466-0288
                                   Telephone No.:  (972) 466-5000
                                   Attention:      General Counsel

                                   AGENTS AND BANKS:
                                   ----------------

                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, as Agent and as a Bank



Commitment                         By: /s/ Allen K. King
----------                            ------------------------------
                                      Allen K. King
$25,000,000, including a              Vice President
$5,000,000 Swing Line Commitment
                                   Address for Notices:

                                   Address:       2200 Ross Avenue, 3rd Floor
                                                  Dallas, Texas  75201
                                   Fax No.:       (214) 965-2997
                                   Telephone No.: (214) 965-2705
                                   Attention:     Allen K. King

                              Principal Office:

                              1111 Fannin St.
                              9th Floor, MS46
                              Houston, Texas  77002
                              Fax No.:        (713) 750-3810
                              Telephone No.:  (713) 750-2784
                              Attention:      Loan Syndication Services/
                                              Gale Manning

                              Principal Office for interest rate determinations:
                              707 Travis
                              Houston, Texas  77002

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as a Co-Agent and a Bank



Commitment                    By: /s/ Kathleen Comella
----------                       ----------------------------------------
                                 Name:  Kathleen Comella
                                      -----------------------------------
$25,000,000                      Title: Vice President
                                       ----------------------------------

                              Address for Notices:

                              Address:        One First National Plaza
                                              Suite 0088
                                              Chicago, Illinois 60670
                              Fax No.:        312/732-3055
                              Telephone No.:  312/732-1706
                              Attention:      Cory Olson


                              NATIONAL CITY BANK,
                              as a Co-Agent and a Bank



Commitment                    By: /s/ Don Pullen
----------                       ----------------------------------------
                                 Name:  Don Pullen
                                      -----------------------------------
$25,000,000                      Title: V.P.
                                       ----------------------------------

                              Address for Notices:

                              Address:        101 S. Fifth, 7th Floor
                                              Louisville, Kentucky  40202
                              Fax No.:        (502) 581-5122
                              Telephone No.:  (502) 581-6352 or
                                              (502) 894-9444
                              Attention:      Don Pullen/Randy Rawe

                              CREDIT LYONNAIS NEW YORK BRANCH



Commitment                    By: /s/ Robert Ivosevich
----------                       ----------------------------------------
                                 Robert Ivosevich
$20,000,000                      Senior Vice President

                              Address for Notices:

                              Address:        2200 Ross Avenue, Suite 4400W
                                              Dallas, Texas  75201
                              Fax No.:        (214) 220-2323
                              Telephone No.:  (214) 220-2300
                              Attention:      Sam Hill

                              THE FUJI BANK, LIMITED, HOUSTON AGENCY


Commitment                    By: /s/ Nate Ellis
----------                       ----------------------------------------
                              Name:   Nate Ellis
                                   --------------------------------------
$20,000,000                   Title:  Vice President & Manager
                                    -------------------------------------

                              Address for Notices:

                              Address:         1 Houston Center, Suite 4100
                                               1221 McKinney Street
                                               Houston, Texas  77010
                              Fax No.:         (713) 759-0717
                              Telephone No.:   (713) 650-7854
                              Attention:       Christopher Smith

                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION



Commitment                    By: /s/ Craig T. Scheef
----------                       ----------------------------------------
                                 Name: Craig T. Scheef
                                      -----------------------------------
$20,000,000                      Title: Vice President
                                       ----------------------------------

                              Address for Notices:

                              Address:        1445 Ross Avenue
                                              Dallas, Texas  75202
                              Fax No.:        (214) 740-1519
                              Telephone No.:  (214) 740-1548
                              Attention:      Craig Scheef

                               INDEX TO EXHIBITS
                               -----------------


Exhibit            Description of Exhibit
-------            ----------------------

  A            Form of Revolving Credit Note
  B            Advance Request Form
  C            Letter of Credit Request Form
  D            Compliance Certificate
  E-1          Borrower Security Agreement
  E-2          Guarantor Security Agreement
  F            Form of Pledge Agreement
  G            Guaranty
  H-1          L/C Application for Standby Letters of Credit
  H-2          L/C Application for Commercial Letters of Credit
  I            Assignment and Acceptance
  J            Contribution and Indemnification Agreement
  K            Account Information

                               INDEX TO SCHEDULES
                               ------------------


Schedule           Description of Exhibit
--------           ----------------------

  8.5          Existing Litigation
  8.9          Existing Debt
  8.14         Subsidiaries and Foreign Affiliates
  8.19         Environmental Matters
  8.20         Patents, Trademarks and Copyrights
  10.2         Existing Liens

                                   EXHIBIT A
                                      TO
                               CREDIT AGREEMENT

                         Form of Revolving Credit Note
                         -----------------------------

                             REVOLVING CREDIT NOTE
                             ---------------------


$__________________              Dallas, Texas                  October 15, 1997


     FOR VALUE RECEIVED, the undersigned, CELLSTAR CORPORATION, a Delaware corporation ("Maker"), hereby promises to pay to the order of _________________
              -----
("Payee"), at the offices of Texas Commerce Bank National Association, as agent
  -----
(together with any successor as provided in the Agreement, hereinbelow defined, the "Agent"), at 1111 Fannin St., 9th Floor, MS46, Houston, Texas 77002, on the
     -----
dates hereinafter specified, in lawful money of the United States of America, the principal sum of _________________________ ($_____________) or so much thereof as may be advanced and outstanding hereunder, together with interest as hereinafter specified.

     This Note is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of October 15, 1997, among Maker, Payee, Agent, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and each of the other banks or lending
                    ---------
institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof (such Credit Agreement, as the same may be amended, modified, or supplemented from time to time, being referred to herein as the "Agreement"). Capitalized terms used and not otherwise defined in
               ---------
this Note have the respective meanings specified in the Agreement.

     The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Advances prior to the maturity of this Note upon the terms and conditions specified in the Agreement.

     This Note evidences Advances made by the Agent and the Banks to Maker under the Agreement. In addition, as provided in Section 3.4 of the Agreement, each payment made by Agent pursuant to a drawing under a Letter of Credit shall constitute and be deemed an Advance by the Banks to Maker, including an Advance by Payee to Maker under this Note, in accordance with the terms of the Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Agreement.

     The outstanding principal balance hereof shall bear interest at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the Applicable Rate shall exceed
             --------  -------
the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect.

REVOLVING CREDIT NOTE - Page 1

     Accrued and unpaid interest on this Note shall be due and payable on the dates specified in Section 2.5 of the Agreement. All principal of this Note
                   -----------
shall be due and payable on the Termination Date. All past due principal and interest shall bear interest at the Default Rate. Interest payable at the Default Rate shall be payable from time to time on demand.

     Interest on the Eurodollar Advances and Alternate Currency Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed; provided that, in the case of Advances denominated in any Alternate Currency in respect of which the Agent has determined that a 365-day basis is standard market practice in the applicable interbank market, interest shall be calculated on the basis of a year of 365 days and the actual number of days elapsed. Interest on the Floating Rate Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed at all times when the Alternate Base Rate is based on the Federal Funds Effective Rate and a year of 365 or 366 days, as the case may be, and the actual number of days elapsed at all times when the Alternate Base Rate is the Prime Rate.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, except any notice and grace periods provided in the Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time,

REVOLVING CREDIT NOTE - Page 2
with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof or to record in its internal records all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements or records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement or record shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

                              CELLSTAR CORPORATION



                              By:___________________________________________
                                 Mark Q. Huggins
                                 Senior Vice President
                                 and Chief Financial Officer

REVOLVING CREDIT NOTE - Page 3

                                   Schedule


   DATE                 ADVANCE            PRINCIPAL PAYMENT         BALANCE
 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

 --------            -------------        -------------------      -----------

                                   EXHIBIT B
                                       TO
                                CREDIT AGREEMENT

                              Advance Request Form
                              --------------------

                              ADVANCE REQUEST FORM
                              --------------------

TO:  Texas Commerce Bank National Association, as Agent
     2200 Ross Avenue, 3rd Floor
     Dallas, Texas   75201
     Attention:  Allen K. King

Ladies and Gentlemen:

     The undersigned is an officer of CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), and is authorized to make and deliver this
                  --------
certificate pursuant to that certain Credit Agreement dated as of October 15, 1997, among the Borrower, each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assignees thereof, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and Texas Commerce Bank
                                            ---------
National Association, a national banking association, as agent for itself and the other Banks and as issuer of Letters of Credit thereunder (the "Agent")
                                                                    -----
(such Credit Agreement as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"). All
                                                    ----------------
terms defined in the Credit Agreement shall have the same meaning herein.

     In accordance with the Credit Agreement, the Borrower hereby (check whichever is applicable):

_____  1. Requests that the Banks make an Advance (the "Requested Advance"), in
                                                        -----------------
          the amount set forth in item (g) below, of the following Type (check whichever is applicable):

          _____  Floating Rate Advance
          _____ Eurodollar Advance having an Interest Period of (check whichever is applicable):
                 _____  one month
                 _____  two months
                 _____  three months

          _____  Alternate Currency Advance

                 a.  In _________________ (type of Alternate Currency)
                 b. Having an Interest Period of (check whichever is applicable):
                     _____  one month
                     _____  two months
                     _____  three months

          _____  Swing Line Advance/1/

_____  2. Requests that the Banks Convert a Floating Rate Advance/2/ into a
          Eurodollar Advance in the amount of $__________, having an Interest Period of (check whichever is applicable):

______________________

/1/  Swing Line Advances must be Floating Rate Advances

/2/ Swing Line Advances may not be converted into Eurodollar Advances or Alternate Currency Advances

ADVANCE REQUEST FORM - Page 1

          _____  one month
          _____  two months
          _____  three months

_____  3. Request that the Banks Convert a Floating Rate Advance/2/ into an
          Alternate Currency Advance in the Equivalent Amount of
          $_______________.

          a. Having an Interest Period of (check whichever is applicable):
               _____  one month
               _____  two months
               _____  three months

          b.   In ____________________ (type of Alternate Currency) of
               $__________.

_____  4. Requests that the Banks Convert a Eurodollar Advance into a Floating
          Rate Advance in the amount $__________.

_____  5. Request that the Banks Convert a Eurodollar Advance into an
          Alternate Currency Advance in the Equivalent Amount of
          $______________.

          a.   Having an Interest Period of (check whichever is applicable):
               _____  one month
               _____  two months
               _____  three months

          b.   In ____________________ (type of Alternate Currency)

_____  6. Request that the Banks Convert an Alternate Currency Advance in
          _______________ (type of Alternative Currency) into a Floating Rate Advance in the amount of $_______________.

_____  7. Request that the Banks Convert an Alternate Currency Advance in
          ________________ (type of Alternate Currency) into a Eurodollar Advance in the amount of $_____________, having an Interest Period of (check whichever is applicable):

          _____  one month
          _____  two months
          _____  three months

_____ 8. Requests that the Banks Continue a Eurodollar Advance in the amount of $__________, having an Interest Period of (check whichever is applicable):

          _____  one month
          _____  two months
          _____  three months

_____  9. Requests that the Banks Continue an Alternate Currency Advance in the
          Equivalent Amount of $___________:

ADVANCE REQUEST FORM - Page 2

          a.  Having an Interest Period of (check whichever is applicable):

               _____  one month
               _____  two months
               _____  three months

          b.   In _____________________ (type of Alternate Currency)

     The Borrower hereby requests and instructs the Agent to make the Requested Advance available to Borrower by (check whichever is applicable):

     _____  depositing the same in the following account maintained with Agent:

            --------------------------------------------------------------------
            --------------------------------------------------------------------

     _____  wire transfer in accordance with the following wiring instructions:

            --------------------------------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies that the following statements are true and correct:

          (i) The representations and warranties contained in Article VIII of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

          (ii) No Default has occurred and is continuing or would result from the Requested Advance.

          (iii) The amount of the Requested Advance, when added to all outstanding Advances and Letter of Credit Liabilities, will not exceed the lesser of the Asset Coverage Amount or the amount of the Commitments.

          (iv) If the Requested Advance is an Alternate Currency Advance, the amount of such Requested Advance when added to all outstanding Alternate Currency Advances, will not exceed $25,000,000.

          (v) If the Requested Advance is a Swing Line Advance, the amount of such Requested Advance, when added to all outstanding Swing Line Advances, will not exceed the Swing Line Commitment.

          (vi) Each Company has adequate capital to conduct its business as a going concern, as now conducted and as proposed to be conducted, each Company will be able to meet its obligations under the Loan Documents and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable, and each Company is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by the Requested Advance, and the foregoing statements are supported by the Companies' internal projections and forecasts.

          (vii) All information supplied below is true, correct, and complete as of the date hereof.

                                  Information
                                  -----------

     (a)  Outstanding principal amount of Advances............   $____________
     (b)  Outstanding Letter of Credit Liabilities............   $____________
     (c)  Asset Coverage Amount...............................   $____________
     (d)  The amount of the Commitments minus the sum of
          line (a) plus line (b)..............................   $____________

ADVANCE REQUEST FORM - Page 3

     (e)  The Asset Coverage Amount minus the sum of line (a) plus
          line (b)..............................................................     $____________
     (f)  Net availability for Advances: [lesser of line (d) or line (e)].......     $____________
     (g)  Outstanding principal amount of Swing Line Advances...................     $____________
     (h)  Outstanding principal amount of Alternate Currency Advances...........     $____________
     (i)  Amount of Requested Advance/3/........................................     $____________

                              BORROWER:
                              --------

                              CELLSTAR CORPORATION


                              By:____________________________________
                                Name:________________________________
                                Title:_______________________________

Dated as of:___________________
                   [insert date of
                   Requested Advance]

cc:  Texas Commerce Bank National Association,
       as Agent
       1111 Fannin St.
       9th Floor, MS46
       Houston, Texas  77002
       Attention:  Loan Syndication Services/
                   Gale Manning

________________________

/3/ Each Advance (excluding Swing Line Advances) shall be in a minimum principal amount of $1,000,000 or such greater amount which is an integral multiple of $100,000. Each Swing Line Advance shall be in a minimum principal amount of $100,000. The aggregate principal amount of Eurodollar Advances having the same Interest Period shall be at least equal to $1,000,000. The aggregate principal amount of Alternate Currency Advances having the same Interest Period shall be at least equal to $1,000,000.

ADVANCE REQUEST FORM - Page 4

                                   EXHIBIT C
                                      TO
                               CREDIT AGREEMENT


                         Letter of Credit Request Form
                         -----------------------------

                         LETTER OF CREDIT REQUEST FORM
                         -----------------------------

TO:  Texas Commerce Bank National Association, as Agent
     2200 Ross Avenue, 3rd Floor
     Dallas, Texas   75201
     Attention:  Allen K. King

Ladies and Gentlemen:

     The undersigned is an officer of CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), and is authorized to make and deliver this
                  --------
certificate pursuant to that certain Credit Agreement dated as of October 15, 1997, among Borrower, each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and Texas Commerce Bank
                                       ---------
National Association, as agent for itself and the other Banks and as issuer of Letters of Credit thereunder (the "Agent") (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"). All terms defined in the Credit
                    ----------------
Agreement shall have the same meaning herein.

     In accordance with the Credit Agreement, the Borrower hereby requests that the Agent issue a Letter of Credit. The Letter of Credit shall:

          (a)  be issued on ________________, 19___;/1/

          (b)  be in the amount of $____________;/2/

          (c) permit [a single drawing/multiple drawings]/3/ on the terms and conditions set forth in the L/C Application attached as Annex I hereto;

          (d) be payable upon presentation of a [sight draft/time draft. The time draft shall be payable on __________________, 19___];/4/

          (e)  expire on __________________, 19___;/4/

          (f)  be issued for the account of ______________________;/5/ and

          (g)  be used for the following purpose:_______________________________
               _________________________________________________________________
               _____________________________________________________________./6/

     The Letter of Credit is to be delivered by the Agent to _______________./7/

     [Drawing/Each drawing]/3/ under the Letter of Credit shall be subject to the conditions specified in the L/C Application attached as Annex I hereto.
                                                            -------

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies that the following statements are true and correct:
          (i) The representations and warranties contained in Article VIII of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.
          (ii) No Default has occurred and is continuing or would result from the issuance of the Letter of Credit requested hereunder.
          (iii) The face amount of the Letter of Credit requested hereunder, when added to all outstanding Letter of Credit Liabilities, will not exceed $10,000,000.

_________________________________

/1/  Insert date not later than the Termination Date.
/2/ Insert face amount of Letter of Credit. Minimum face amount: $50,000. Issuance is subject to Dollar limit on aggregate face amount of Letters of Credit specified in Section 3.1 of the Credit Agreement.
/3/  Specify one.
/4/  Insert date not later than the earlier of (a) one year after issuance or
     (b) the Termination Date.
/5/ Insert name and address of account party, which shall be the Borrower or a Subsidiary of the Borrower.
/6/  Describe purpose for which Letter of Credit will be used.
/7/  Insert name of Borrower or name and address of beneficiary.

LETTER OF CREDIT REQUEST FORM - PAGE 1

          (iv) The face amount of the Letter of Credit requested hereunder, when added to all outstanding Advances and Letter of Credit Liabilities, will not exceed the lesser of the Asset Coverage Amount or the amount of the Commitments.
          (v) Each Company has adequate capital to conduct its business as a going concern, as now conducted and as proposed to be conducted, each Company will be able to meet its obligations under the Loan Documents and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable, and each Company is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by the Letter of Credit, and the foregoing statements are supported by the Companies' internal projections and forecasts.
          (vi) The proposed terms of the Letter of Credit requested hereunder and the transactions proposed to be supported thereby are accurately and completely described on the L/C Application attached as Annex I hereto.
                                                             -------
          (vii) All information supplied below is true, correct, and complete as of the date hereof.


                                  Information
                                  -----------

     (a)    Outstanding principal amount of Advances...........................       $____________
     (b)    Outstanding Letter of Credit Liabilities...........................       $____________
     (c)    Asset Coverage Amount..............................................       $____________
     (d)    The amount of the Commitments
            minus the sum of line (a) plus line (b)............................       $____________
     (e)    The Asset Coverage Amount minus the sum
            of line (a) plus line (b)..........................................       $____________
     (f)    Difference of $10,000,000 minus line (b)...........................       $____________
     (g)    Net availability for Letters of Credit: [lesser of line
            (d), line (e) or line (f)].........................................       $____________
     (h)    Face Amount of requested Letter of Credit..........................       $____________
     (i)    Date requested for issuance of Letter of Credit....................       _______, 19__

                                             BORROWER:
                                             --------

                                             CELLSTAR CORPORATION


                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________

Dated as of:_____________________
               [insert date of
               proposed issuance
               of Letter of Credit]

cc:   Texas Commerce Bank National Association,
        as Agent
      1111 Fannin St.
      9th Floor, MS46
      Houston, Texas   77002
      Attention:   Loan Syndication Services/
                   Gale Manning


LETTER OF CREDIT REQUEST FORM - PAGE 2

                                    ANNEX 1
                        TO LETTER OF CREDIT REQUEST FORM


                                L/C Application
                                ---------------

                                   EXHIBIT D
                                      TO
                               CREDIT AGREEMENT

                            Compliance Certificate
                            ----------------------

                            COMPLIANCE CERTIFICATE
                            ----------------------


TO:  Texas Commerce Bank National Association, as Agent
     2200 Ross Avenue, 3rd Floor
     Dallas, Texas 75201
     Attention: Allen K. King

Ladies and Gentlemen:

     The undersigned is the president, chief executive officer, the chief financial officer or the corporate controller of CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), and is authorized to make and deliver
                           --------
this certificate pursuant to that certain Credit Agreement dated as of October 15, 1997, among the Borrower, each of the banks or other lending institutions which is or may become a party thereto and the successors and permitted assigns thereof, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and Texas Commerce Bank National Association, a
                    ---------
national banking association, as agent for itself and each of the other Banks and as issuer of Letters of Credit thereunder (the "Agent") (such Credit
                                                    -----
Agreement, as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"). All terms
                                            ----------------
defined in the Credit Agreement shall have the same meaning herein.

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies to the Agent, each Co-Agent and each Bank that the following statements are true and correct:

     A.   Representations and Warranties.  The representations and warranties
          ------------------------------
contained in Article VIII of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

     B.   Financial Covenants.  The information set forth below is true and
          -------------------
correct based upon the financial statements delivered herewith as of the last day of the fiscal quarter next preceding the date of this certificate:

(1)  Consolidated Tangible Net Worth as of ___________, 19___:
     -------------------------------
     (a)  Stockholders' or owners' equity of the Borrower and the Subsidiaries
          on a consolidated basis as of such date........................................   $___________
     (b)  Amount at which shares of capital stock of any Person appear as an
          asset on the balance sheet of such Person......................................   $___________
     (c)  Goodwill, including amounts that represent the excess of the purchase
          price paid for assets or stock over the value assigned thereto.................   $___________
     (d)  Patents, trademarks, trade names, and copyrights...............................   $___________
     (e)  Deferred expenses..............................................................   $___________
     (f)  Loans and advances to any stockholder, director, officer, partner or employee of the Borrower, any Subsidiary, or any Affiliate of the
          Borrower or any Subsidiary.....................................................   $___________
     (g)  All other assets are properly classified as intangible assets..................   $___________
     (h)  Sum of Lines (b), (c), (d), (e), (f) and (g)...................................   $___________
     (i)  Tangible Net Worth (Difference of Line (a) minus Line (h)).....................   $___________
     (j)  Sum of net income, after provision for income taxes, of the Borrower and the Subsidiaries on a consolidated basis (without any deduction for losses) for each fiscal quarter of the Borrower ended through such
          date beginning with the fiscal quarter ending August 31, 1997..................   $___________
     (k)  50% of Line (j)................................................................   $___________
     (l)  With respect to any issuance, sale or other disposition of any shares of capital stock or other equity securities of Borrower of any class
          (or any securities convertible or exchangeable for any such shares, or any rights, warrants or options to subscribe for or purchase any such shares), the aggregate gross proceeds of such issuance, sale or other disposition, less the following: (i) placement agent fees, (ii)
          underwriting discounts and commissions, (iii) bank and other lender fees, and (iv) legal fees and other expenses payable by the issuer

COMPLIANCE CERTIFICATE - Page 1

          in connection with such issuance, sale or other disposition, to the extent such proceeds are received by the Borrower..................................  $___________
     (m)  Minimum Consolidated Tangible Net Worth required by Section 11.1 of
          Credit Agreement ($100,000,000 plus Line (k) plus Line (1))........................  $___________

(2)  Consolidated Interest Coverage Ratio as of ___________, 19___ (for the four
     ------------------------------------
     fiscal-quarter period most recently ended):
     (a)  The sum of the following, calculated on a consolidated basis for the
          Borrower and the Subsidiaries, without duplication: (i) the amount of net income for the four-fiscal-quarter period most recently ended
          (whether positive or negative) before interest expense, income taxes and extraordinary items, net of (ii) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period; provided, however, that for purposes of the
                                  --------  -------
          foregoing calculation, changes in the allowance for doubtful accounts shall not be treated as a non-cash item............................................  $___________
     (b)  Interest expense of the Borrower and the Subsidiaries on a consolidated basis.................................................................  $___________
     (c)  Ratio of Line (a) to Line (b)......................................................  _____ to____
     (d)  Minimum Consolidated Interest Coverage Ratio required by Section 11.2 of Credit Agreement................................................................  3.0 to 1.0

(3)  Companies Interest Coverage Ratio as of ____________,  19____:
     ---------------------------------
     (a)  The sum of the following, calculated on a combined basis for the
          Companies, without duplication: (i) the amount of net income for the four fiscal quarter period most recently ended (whether positive or negative) before interest expense, income taxes and extraordinary items, net of (ii) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period; provided, however, that for purposes of calculating the
                  --------  -------
          foregoing, changes in the allowance for doubtful accounts shall not be treated as a non-cash item.........................................................  $___________
     (b)  Interest expense of the Borrowers and the Subsidiaries on a consolidated basis (Line 2(b)).....................................................  $___________
     (c)  Ratio of Line (a) to Line (b)......................................................  _____ to____
     (d)  Amount of cash transferred from Subsidiaries to the Companies as permitted by Section 11.3 of the Credit Agreement/1/...............................  $___________
     (e)  Ratio of the sum of Line (a) plus Line (d) to Line (b).............................  _____ to ____
     (f)  Minimum Companies Interest Coverage Ratio required by Section 11.3 of
          Credit Agreement...................................................................  1.25 to 1.0

(4)  Minimum Turnover Ratio for the quarter ended ___________, 19___:
     ----------------------
     (a)  Cost of goods sold for the Borrower and the Subsidiaries on a consolidated basis in the period of the four fiscal quarters then ended..............................................................................  $___________
     (b)  Average Inventory Per Quarter for each of the most recent four fiscal quarters then ended:


_____________________________
     /1/ In the event it is determined that the Companies Cash Flow is not sufficient to cause compliance with Section 11.3 of the Credit Agreement, then within ten days after such determination, the Borrower will cause to be transferred to the Companies from the other Subsidiaries cash in an amount which when added to the Companies Cash Flow is sufficient to cause compliance with Section 11.3 of the Credit Agreement, and, to the extent they comply with such covenant, the Companies shall be deemed to have met the requirements of Section 11.3 of the Credit Agreement for the relevant period of determination. The Companies may not use transferred cash to meet the ratio requirement of Section 11.3 of the Credit Agreement in more than two consecutive fiscal quarters. Such transferred cash shall remain with the Companies, notwithstanding any other covenants to the contrary contained herein, until the Companies have demonstrated compliance with Section 11.3 of the Credit Agreement without the benefit of such transferred cash.

COMPLIANCE CERTIFICATE - Page 2

                                      Beginning                      Ending
                                      Inventory                     Inventory
               Quarters                 Amount                       Amount
               --------                 ------                       ------
                   1                  $________         +           $________  divided by 2 =   ...................   $____________
                   2                  $________         +           $________  divided by 2 =   ...................   $____________
                   3                  $________         +           $________  divided by 2 =   ...................   $____________
                   4                  $________         +           $________  divided by 2 =   ...................   $____________
     (c)  Total sum of Average Inventory Per Quarter for quarters shown in Line (b)................................   $____________
     (d)  Average Inventory (Line (c) divided by four).............................................................   $____________
     (e)  Turnover Ratio (Ratio of Line (a) to Line (d))...........................................................   ____ to _____
     (f)  Minimum Turnover Ratio required by Section 11.4 of Credit Agreement......................................   6.0 to 1.0

(5)  Consolidated Funded Debt to Consolidated Cash Flow Ratio as of __________, 19___:
     --------------------------------------------------------
     (a)  On a consolidated basis for the Borrower and the Subsidiaries in accordance with GAAP, all obligations for borrowed money (whether as a direct obligor on a promissory note, bond, debenture or other similar instrument, as a reimbursement obligor with respect to an issued letter of credit or similar instrument, as an obligor under a Guarantee for borrowed money, or as any type of direct or contingent obligor) as of the last day of the fiscal quarter
          most recently ended......................................................................................   $___________
     (b)  On a consolidated basis for the Borrower and the Subsidiaries, without duplicating any amount included in Line (a) above, the capitalized amount of all obligations to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a consolidated balance sheet of the Borrower under
          GAAP, as of the last day of the fiscal quarter most recently ended, determined in accordance
          with GAAP................................................................................................   $___________
     (c)  Consolidated Funded Debt (the sum of Line (a) plus Line (b)).............................................   $___________
     (d)  Consolidated Cash Flow (Line (2)(a)).....................................................................   $___________
     (e)  Ratio of Line (c) to Line (d)............................................................................   ____ to ____
     (f)  Maximum Consolidated Funded Debt to Consolidated Cash Flow Ratio permitted by Section 11.5 of Credit Agreement for the fiscal  quarter ending November 30, 1997 and each fiscal quarter
          thereafter until and including the fiscal quarter ending February 28, 1999...............................   4.0 to 1.0
     (g)  Maximum Consolidated Funded Debt to Consolidated Cash Flow Ratio permitted by
          Section 11.5 of the Credit Agreement thereafter..........................................................   3.5 to 1.0

(6)  Consolidated Senior Debt to Consolidated Cash Flow Ratio as of _____________, 19___:
     --------------------------------------------------------
     (a)  Consolidated Funded Debt (Line (5)(c))...................................................................   $____________
     (b)  Subordinated Debt........................................................................................   $____________
     (c)  Consolidated Senior Debt (Line (a) minus Line (b)).......................................................   $____________
     (d)  Consolidated Cash Flow (Line (2)(a)).....................................................................   $___________
     (e)  Ratio of Line (c) to Line (d)............................................................................   ____ to ____
     (f)  Maximum Consolidated Senior Debt to Consolidated Cash Flow Ratio permitted by
          Section 11.6 of Credit Agreement for the fiscal quarter ending November 30, 1997 and each fiscal quarter thereafter until and including the fiscal quarter ending
          February 28, 1999........................................................................................   3.0 to 1.0
     (g)  Maximum Consolidated Senior Debt to Consolidated Cash Flow Ratio permitted by
          Section 11.6 of the Credit Agreement thereafter..........................................................   2.5 to 1.0

COMPLIANCE CERTIFICATE - Page 3

(7)  Intercompany Loans and Capital Contributions as of ___________, 19___:
     --------------------------------------------
     (a)  Capital contributions by the Borrower or any Subsidiary to any other Subsidiary or any
          Foreign Affiliate (other than as described in subsections (B) through (E) of Section 10.5(i) of the
                                                        --------------          ---    ---------------
          Credit Agreement) during the current fiscal year through the fiscal quarter most recently ended/2/........    $___________

     (b)  Capital contributions by the Borrower or any Subsidiary to any other Subsidiary or any
          Foreign Affiliate (other than as described in subsections (B) through (E) of Section 10.5(i) of the
                                                        ---------------         ---    ---------------
          Credit Agreement) during the fiscal year most recently ended/3/...........................................    $___________

     (c)  Maximum amount of such capital contributions permitted by subsection (F) of Section 10.5(i) of
                                                                    --------------    ---------------
          the Credit Agreement during any fiscal year...............................................................    $5,000,000

     (d)  Aggregate amount of loans and advances by the Borrower or any Subsidiary
          Foreign Affiliate outstanding as of such date.............................................................    $___________

     (e)  Maximum aggregate amount of such loans and advances permitted to be outstanding at any time...............    $10,000,000

     (f)  Aggregate amount of loans and advances by the Borrower or any Subsidiary to any other Subsidiary (other than as described in subsections (B) and (C) of Section 10.5(i) of the
                                                       -----------------------    ---------------
          Credit Agreement) outstanding as of such date/4/..........................................................    $___________

     (g)  Maximum aggregate amount of such loans and advances permitted to be outstanding at any time:
          (1)  Stockholders' equity in the Borrower as of such date.................................................    $___________

          (2)  20% of Line (1)......................................................................................    $___________

          (3)  Greater of $40,000,000 or Line (2)...................................................................    $___________


(8)  Asset Coverage Amount as of _____________, 19___:
     ---------------------
     (a)  Eligible Accounts:
          -----------------
          (1)  All accounts receivable of each of the Companies in which such Company has good and indefeasible title, which are not subject to any Lien except Liens in favor of the Agent, and in which the Agent has a valid, perfected first priority Lien:
               NAC..................................................................................................    $___________

               CellStar, Ltd........................................................................................    $___________

               CellStar Fulfillment, Ltd............................................................................    $___________

               CWI (if applicable)..................................................................................    $___________

                 TOTAL GROSS ACCOUNTS RECEIVABLE....................................................................    $___________

          (2)  Accounts which have been outstanding more than 90 days past the original date
               of invoice...........................................................................................    $___________

          (3)  Accounts owned by any employee, Subsidiary or Affiliate of any Company...............................    $___________

          (4)  Sum of Line (2) plus Line (3)........................................................................    $___________

          (5)  Eligible Accounts (Line (1) minus Line (4))..........................................................    $___________

          (6)  Foreign Accounts in excess of $15,000,000............................................................    $___________

          (7)  Line (5) minus Line (6)..............................................................................    $___________

          (8)  80% of Line (7)......................................................................................    $___________

     (b)  Eligible Inventory:
          ------------------
          (1)  All inventory then owned by (and in the possession or under the control of) the
               Companies, or any of them, and held for sale or disposition in the ordinary course of the Companies' business, in which the Agent has a perfected, first priority security interest, which is not located at any location for which a landlord's waiver is required to be delivered and has not been received by the Agent, and is not located outside of the United States of America, valued at the lower of
               (i) actual cost for the purchase of such inventory from the original wholesale supplier or (ii) fair market value:


__________________________________

/2/ For each Compliance Certificate delivered for any of the Borrower's first three quarters of any fiscal year.

/3/ For each Compliance Certificate delivered for any fiscal year-end of the Borrower.

/4/ Amounts loaned or advanced by the Borrower or any Subsidiary to any Subsidiary that are in turn loaned or advanced by that Subsidiary to another Subsidiary shall be counted only once for purposes of this calculation.

COMPLIANCE CERTIFICATE - PAGE 4

               NAC..................................................................................................  $___________
               CellStar, Ltd........................................................................................  $___________
               CellStar Fulfillment, Ltd............................................................................  $___________
               CWI (if applicable)..................................................................................  $___________
               TOTAL INVENTORY......................................................................................  $___________
          (2)  The value of the obsolescence reserve................................................................  $___________
          (3)  Eligible Inventory (Line (1) minus Line (2)).........................................................  $___________
          (4)  50% of Line (3)......................................................................................  $___________
          (5)  Aggregate amount of the Commitments..................................................................  $___________
          (6)  60% of Line (5)......................................................................................  $___________
          (7)  Lesser of Line (4) or Line (6).......................................................................  $___________
     (c)  Asset Coverage Amount (Line (a)(8) plus Line (b)(7))......................................................  $___________
     (d)  Outstanding principal amount of Advances..................................................................  $___________
     (e)  Outstanding Letter of Credit Liabilities..................................................................  $___________
     (f)  Sum of Line (d) plus Line (e).............................................................................  $___________
     (g)  Available credit amount or amount to be paid if negative (the lesser of the Commitments or
          Line (c), minus Line (f)).................................................................................  $___________

          The undersigned hereby certifies that (a) the above information and calculations are true and correct and not misleading as of the date hereof, (b) Borrower has delivered to the Agent, the Co-Agents and the Banks all financial information and reports required by the Credit Agreement by the dates provided therein, and (c) no Default has occurred and is continuing.

                                        CELLSTAR CORPORATION



                                        By:____________________________________
                                           Name:_______________________________
                                           Title:______________________________

Dated as of:___________

COMPLIANCE CERTIFICATE - PAGE 5

                                  EXHIBIT E-1
                                      TO
                               CREDIT AGREEMENT

                          Borrower Security Agreement
                          ---------------------------

                          BORROWER SECURITY AGREEMENT
                          ---------------------------

     THIS SECURITY AGREEMENT (this "Agreement") dated as of October 15, 1997, is
                                    ---------
by and between CELLSTAR CORPORATION, a Delaware corporation (the "Debtor"), and
                                                                  ------
TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each
  ---
of the other banks or lending institutions (each, a "Bank" and, collectively,
                                                     ----
the "Banks") which is or may from time to time become a signatory to the Credit
     -----
Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent").
 -----

                               R E C I T A L S:
                               - - - - - - - -

     A. The Debtor, the Agent, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and the Banks
                                            ---------
heretofore entered into that certain Credit Agreement of even date herewith (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, the "Credit Agreement"), providing for loans and extensions
                        ----------------
of credit to the Debtor.

     B. The Agent, the Co-Agents and the Banks have conditioned their obligations under the Credit Agreement on the execution and delivery by the Debtor of this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  As used in this Agreement, the following terms
                  -----------
have the following meanings:

          "Accounts" means any "account", as such term is defined in Section
           --------
     9.106 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and


BORROWER SECURITY AGREEMENT - Page 1

     (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by the Debtor.

          "Collateral" has the meaning specified in Section 2.1 of this
           ----------                               -----------
     Agreement.

          "Document" means any "document", as such term is defined in Section
           --------
     9.105(a)(6) of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and warehouse receipts of the Debtor.

          "Equipment" means any "equipment", as such term is defined in Section
           ---------
     9.109(2) of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions, (b) all of the Debtor's books, records, data, plans, manuals, computer software, and computer programs, (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit, (d) all rights of the Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of the Debtor, (f) all choses in action and causes of action of the Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, (g) all rights and claims of the Debtor under warranties and indemnities, and (h) all rights of the Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by the Debtor, other than stock and other securities.

BORROWER SECURITY AGREEMENT - Page 2

          "Inventory" means any "inventory", as such term is defined in Section
           ---------
     9.109(4) of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Debtor,
     (c) all wrapping, packaging, advertising, and shipping materials of the Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by the Debtor, and (e) all Documents evidencing any of the foregoing.

          "Obligations" means:
           -----------

               (a) the indebtedness, liabilities and obligations of the Debtor to the Banks evidenced by those Notes of even date herewith, executed by Debtor and payable to the order of the Banks in the aggregate principal amount of $135,000,000;

               (b) the "Obligations", as such term is defined in the Credit Agreement;

               (c) all future Advances by the Agent, any Co-Agent or any Bank to the Debtor, or either of them;

               (d) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent, any Co-Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

               (f) all other obligations, indebtedness and liabilities of the Debtor, or either of them, to the Agent, any Co-Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

               (g) all extensions, renewals and modifications of any of the foregoing.

          "Permitted Liens" means the security interests granted hereby and
           ---------------
     Liens expressly permitted by Section 10.2 of the Credit Agreement.

          "Proceeds" means any "proceeds", as such term is defined in Section
           --------
     9.306 of the UCC and, in any event, shall include, but not be limited to,
     (a) any and all

BORROWER SECURITY AGREEMENT - Page 3
     proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2  Terms Defined in Credit Agreement.  All capitalized terms used
                  ---------------------------------
and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

                                  ARTICLE II

                               Security Interest
                               -----------------

     Section 2.1  Security Interest.  As collateral security for the prompt
                  -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby grants to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of the Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):
                            ----------

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Instruments;

          (d)  all General Intangibles;

          (e)  all Documents;

          (f)  all Inventory;

          (g)  all Equipment; and

          (h)  all Proceeds and products of any or all of the foregoing.

BORROWER SECURITY AGREEMENT - Page 4

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Debtor to the Agent, any Co-Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Debtor. If the grant, pledge, or collateral transfer or assignment of any rights of the Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted therein nonetheless remains effective to the extent allowed by UCC Section 9.318 or other applicable law but is otherwise limited by that prohibition.

     Section 2.2  Debtor Remains Liable.  Notwithstanding anything to the
                  ---------------------
contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

     To induce the Agent to enter into this Agreement and the Agent, the Co-Agents and the Banks to enter into the Credit Agreement, the Debtor represents and warrants to the Agent that:

     Section 3.1  Title.  The Debtor is, and with respect to Collateral acquired
                  -----
after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien, except Permitted Liens.

     Section 3.2  Accounts.  Unless the Debtor has given the Agent written
                  --------
notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by the Debtor or the sale or lease of goods by the Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section 3.3  Financing Statements.  No financing statement, security
                  --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except

BORROWER SECURITY AGREEMENT - Page 5
those filed in favor of the Agent pursuant to this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, the Debtor
                                                   ----------
has not within the past five years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4  Principal Place of Business.  The principal place of business
                  ---------------------------
and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown at the beginning of this Agreement.

     Section 3.5  Location of Collateral.  All Inventory and Equipment of the
                  ----------------------
Debtor is located at the places specified on Schedule 1 hereto.  The Debtor has
                                             ----------
exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper have been delivered to the Agent.

     Section 3.6  Perfection.  This Agreement creates a security interest in the
                  ----------
Collateral in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2 attached hereto,
                                                     ----------
and upon the Agent's obtaining possession of all Documents and Instruments of the Debtor, the security interest in favor of the Agent created herein is and will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien, except the Permitted Liens.


                                  ARTICLE IV

                                   Covenants
                                   ---------

     The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 4.1  Encumbrances.  The Debtor shall not create, permit, or suffer
                  ------------
to exist, and shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and shall defend the Debtor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 4.2  Modification of Accounts.  The Debtor shall, in accordance
                  ------------------------
with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, the Debtor shall not (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of Debtor's business for payment with respect to Accounts not included in the Borrowing Base, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of

BORROWER SECURITY AGREEMENT - Page 6
business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above, (d) allow any credit or discount for
                         ----------
payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b) above.
                                                            ----------

     Section 4.3  Disposition of Collateral.  The Debtor shall not sell, lease,
                  -------------------------
assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Credit Agreement.

     Section 4.4  Further Assurances.  At any time and from time to time, upon
                  ------------------
the request of the Agent, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require; (b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of the Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. The Debtor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.5  Risk of Loss; Insurance.  The Debtor shall be responsible for
                  -----------------------
any loss or damage to the Collateral. The Debtor shall, at is own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks, and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtor shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtor shall reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Agent has received 30 days prior written notice thereof. The Debtor shall deliver to the Agent and each Bank copies of all insurance policies required by this Agreement.

BORROWER SECURITY AGREEMENT - Page 7

     Section 4.6   Inspection Rights.  The Debtor shall permit the Agent, each
                   -----------------
Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy the Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of the Debtor's Accounts.

     Section 4.7   Mortgagee's and Landlord's Agreements. With respect to each
                   -------------------------------------
location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, the Debtor shall cause each mortgagee of real
             ----------
property owned by the Debtor and each landlord of real property leased by the Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives its rights, if any, in the Collateral (each, a "Landlord's Agreement"). After the date hereof, Debtor
                     --------------------
shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the request of the Agent, Debtor shall promptly deliver or cause to be delivered Landlord's Agreements for any locations where any Collateral may now or hereafter be located.

     Section 4.8   Corporate Changes.  The Debtor shall not change its name,
                   -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.9   Books and Records; Information.  The Debtor shall keep
                   ------------------------------
accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with GAAP. The Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and the Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. The Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 4.10  Equipment and Inventory.
                   -----------------------

          (a) The Debtor shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or, upon 30 days prior written notice to the
                  ----------
     Agent, at such other places within the United States of America where all action required to perfect the Agent's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

BORROWER SECURITY AGREEMENT - Page 8

          (b) The Debtor shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). The Debtor shall not permit any waste or destruction of the Equipment or Inventory or any part thereof. The Debtor shall not permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. The Debtor shall not use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

     Section 4.11  Warehouse Receipts Non-Negotiable.  The Debtor agrees that if
                   ---------------------------------
any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

     Section 4.12  Notification.  The Debtor shall promptly, and in any event
                   ------------
within five days after the Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 4.13  Collection of Accounts.  Except as otherwise provided in this
                   ----------------------
Section, the Debtor shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtor may take (and, at the Agent's direction, shall take) such actions as the Debtor or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtor shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Agent, for the pro rata benefit of the Banks (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or
(b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent. In addition to the foregoing, the Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by the Debtor while an Event of Default exists, the Debtor shall promptly deliver such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by the Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent, the Co-Agents and the Banks to their respective Obligations in such order and manner as they may each elect in their absolute discretion, or (ii) be deposited to the

BORROWER SECURITY AGREEMENT - Page 9
credit of Debtor and held as collateral for the Obligations or permitted to be used by Debtor in the ordinary course of its business.

                                   ARTICLE V

                              Rights of the Agent
                              -------------------

     Section 5.1  Power of Attorney.  The Debtor hereby irrevocably constitutes
                  -----------------
and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Agent the power and right on behalf of the Debtor and in its own name to do any of the following, without notice to or the consent of the Debtor, and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below).

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

          (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to

BORROWER SECURITY AGREEMENT - Page 10
     enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral;
     (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Debtor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken, provided that any failure by the Agent to so notify Debtor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 5.2  Setoff; Property Held by the Agents and the Banks.  If an
                  -------------------------------------------------
Event of Default shall have occurred and be continuing, the Agent, each Co-Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to the Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to the Debtor whether or not the Obligations are then due. As additional security for the Obligations, the Debtor hereby grants the Agent, each Co-Agent and each Bank a security interest in all money, instruments, and other property of the Debtor now or hereafter held by the Agent, any Co-Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's, any Co-Agent's or any Bank's right of setoff and as further security for the Obligations, the Debtor

BORROWER SECURITY AGREEMENT - Page 11
hereby grants the Agent, each Co-Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of the Debtor now or hereafter on deposit with or held by the Agent, any Co-Agent or any Bank and all other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to the Debtor. The rights and remedies of the Agent, each Co-Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, any Co-Agent or any Bank may have.

     Section 5.3  Performance by the Agent.  If the Debtor shall fail to perform
                  ------------------------
any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

     Section 5.4  Subrogation.  If any of the Obligations are given in renewal
                  -----------
or extension or applied toward the payment of indebtedness secured by any Lien, the Agent, the Co-Agents and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5  Agent's Duty of Care.  Other than the exercise of reasonable
                  --------------------
care and the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Debtor, and no refusal by the Agent to comply with any such request by Debtor, shall be deemed to be a failure to exercise reasonable care.

                                  ARTICLE VI

                                    Default
                                    -------

     Section 6.1  Rights and Remedies.  If an Event of Default shall have
                  -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

BORROWER SECURITY AGREEMENT - Page 12

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to the Debtor and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent, any Co-Agent or any Bank in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent, the Co-Agents and the Banks may apply the Collateral against the Obligations in such order and manner as they may elect in their absolute discretion. The Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

BORROWER SECURITY AGREEMENT - Page 13

          (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.1  No Waiver; Cumulative Remedies.  No failure on the part of the
                  ------------------------------
Agent, any Co-Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.2  Successors and Assigns.  This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of the Debtor and the Agent and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 7.3  ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT. THIS
                  --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS OF THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

     Section 7.4  Notices.  All notices and other communications provided for in
                  -------
this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 7.5  GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  --------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE

BORROWER SECURITY AGREEMENT - Page 14

OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.6   Headings.  The headings, captions, and arrangements used in
                   --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.7   Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.8   Waiver of Bond.  In the event the Agent seeks to take
                   --------------
possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.9   Severability.  Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.10  Termination.  If all of the Obligations shall have been paid
                   -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.11  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                   --------------------
APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT, ANY CO-AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BORROWER SECURITY AGREEMENT - Page 15

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              DEBTOR:
                              ------

                              CELLSTAR CORPORATION


                              By:___________________________________________
                                 Mark Q. Huggins
                                 Senior Vice President
                                 and Chief Financial Officer

                              Address for Notices:  1730 Briercroft
                                                    Carrollton, Texas   75006
                              Fax No.:              (972) 466-0288
                              Telephone No.:        (972) 466-5000
                              Attention:            General Counsel

                              AGENT:
                              -----

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION, as Agent


                              By:___________________________________________
                                 Allen K. King
                                 Vice President

                              Address for Notices:  2200 Ross Avenue, 3rd Floor
                                                    Dallas, Texas   75201
                              Fax No.:              (214) 965-2997
                              Telephone No.:        (214) 965-2705
                              Attention:            Allen K. King

BORROWER SECURITY AGREEMENT - Page 16

                                  Schedule 1
                      Location of Inventory and Equipment
                      -----------------------------------


                     Locations of Inventory and Equipment
                 having an aggregate value of $100,000 or more
                 ---------------------------------------------


                                     NONE.


                     Locations of Inventory and Equipment
                having an aggregate value of less than $100,000
                -----------------------------------------------


                                     NONE.


SCHEDULE 1- LOCATION OF INVENTORY AND EQUIPMENT                           1

                                  Schedule 2

                           Jurisdictions for Filing
                          UCC-1 Financing Statements
                          --------------------------


Secretary of State of Texas
Secretary of State of Kansas
Secretary of State of Missouri
Clay County, Missouri
Jackson County, Missouri
Secretary of State of Florida
Secretary of State of California

SCHEDULE 2. JURISDICTIONS FOR FILING UCC-1 FINANCING STATEMENTS     PAGE SOLO

                                  Schedule 3

                       Additional Names and Trade Names
                       --------------------------------



                                     NONE.

SCHEDULE 3- ADDITIONAL NAMES AND TRADE NAMES            PAGE SOLO

                                  EXHIBIT E-2
                                      TO
                               CREDIT AGREEMENT

                         Guarantor Security Agreement
                         ----------------------------

                         GUARANTOR SECURITY AGREEMENT
                         ----------------------------


     THIS SECURITY AGREEMENT (this "Agreement") dated as of October 15, 1997, is
                                    ---------
by and among the undersigned debtors (collectively, the "Debtors" and each a
                                                         -------
"Debtor"), and Texas Commerce Bank National Association, a national banking
 ------
association ("TCB"), not in its individual capacity but solely as agent for
              ---
itself and each of the other banks or lending institutions (each, a "Bank" and,
                                                                     ----
collectively, the "Banks") which is or may from time to time become a signatory
                   -----
to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent").
               -----

                               R E C I T A L S:
                               - - - - - - - -

     A.  CellStar Corporation, a Delaware corporation (the "Borrower"), the
                                                            --------
Agent, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and the Banks heretofore entered into that
                    ---------
certain Credit Agreement of even date herewith (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, the "Credit
                                                                      ------
Agreement").
---------

     B. Pursuant to the Credit Agreement, the Agent, the Co-Agents and the Banks have extended credit to the Borrower.

     C. The Agent, the Co-Agents and the Banks have conditioned their obligations to extend credit under the Credit Agreement and the effectiveness of the Credit Agreement upon the execution and delivery by each Debtor of this Agreement.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1.  Definitions.  As used in this Agreement, the following terms
                   -----------
have the following meanings:

          "Accounts" means any "account", as such term is defined in Section
           --------
     9.106 of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all rights of any Debtor to payment for

GUARANTOR SECURITY AGREEMENT - Page 1
     goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of any Debtor, (c) all rights of any Debtor to receive any payment of money or other form of consideration,
     (d) all security pledged, assigned, or granted to or held by any Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of any Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by any Debtor.

          "Collateral" has the meaning specified in Section 2.1 of this
           ----------                               -----------
     Agreement.

          "Document" means any "document", as such term is defined in Section
           --------
     9.105(a)(6) of the UCC, now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and warehouse receipts of any Debtor.

          "Equipment" means any "equipment", as such term is defined in Section
           ---------
     9.109(2) of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by any Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in Section 9.106 of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of any Debtor, (b) all books, records, data, plans, manuals, computer software, and computer programs of any Debtor, (c) all contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit of any Debtor, (d) all rights of any Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of any Debtor, (f) all choses in action and causes of action of any Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of any Debtor, (g) all rights and claims of any Debtor under warranties and indemnities, and (h) all rights of any Debtor under any insurance, surety, or similar contract or arrangement.

GUARANTOR SECURITY AGREEMENT - Page 2

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by any Debtor.

          "Inventory" means any "inventory", as such term is defined in Section
           ---------
     9.109(4) of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all goods and other personal property of any Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of any Debtor,
     (c) all wrapping, packaging, advertising, and shipping materials of any Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by any Debtor, and (e) all Documents evidencing any of the foregoing.

          "Obligations" means:
           -----------

          (a) the indebtedness, liabilities and obligations of the Borrower to the Banks evidenced by those Notes of even date herewith, executed by the Borrower and payable to the order of the Banks in the aggregate principal amount of $135,000,000;

          (b) the indebtedness, liabilities and obligations of each Debtor to the Agent, the Co-Agents and the Banks under the Guaranty executed by each Debtor in favor of the Agent, the Co-Agents and the Banks;

          (c) the "Obligations" as such term is defined in the Credit Agreement;

          (d) all future Advances by the Agent, the Co-Agents or any Bank to the Borrower and the Debtors, or any of them;

          (e) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent, any Co-Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

          (f) all other obligations, indebtedness and liabilities of the Borrower and the Debtors, or any of them, to the Agent, any Co-Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

          (g) all extensions, renewals and modifications of any of the foregoing.

          "Permitted Liens" means the security interests granted hereby and
           ---------------
     Liens expressly permitted by Section 10.2 of the Credit Agreement.
                                  ------------

GUARANTOR SECURITY AGREEMENT - Page 3

          "Proceeds" means any "proceeds", as such term is defined in Section
           --------
     9.306 of the UCC and, in any event, shall include, but not be limited to,
     (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2.  Terms Defined in Credit Agreement.  All capitalized terms
                   ---------------------------------
used and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

                                  ARTICLE II

                               Security Interest
                               -----------------

     Section 2.1.  Security Interest.  As collateral security for the prompt
                   -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), each Debtor hereby grants to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of its personal property, including without limitation all of its right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):
 ----------

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Instruments;

          (d)  all General Intangibles;

          (e)  all Documents;


GUARANTOR SECURITY AGREEMENT - Page 4

          (f)  all Inventory;

          (g)  all Equipment; and

          (h)  all Proceeds and products of any or all of the foregoing.

     Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent, any Co-Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower. If the grant, pledge, or collateral transfer or assignment of any rights of any Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted nonetheless remains effective to the extent allowed by Section 9.318 of the UCC or other applicable law but is otherwise limited by that prohibition.

     Section 2.2.  Debtors Remain Liable.  Notwithstanding anything to the
                   ---------------------
contrary contained herein, (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent, any Co-Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent, any Co-Agent or any Bank be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

     Each Debtor represents and warrants to the Agent that:

     Section 3.1.  Title.  The Debtors are, and with respect to Collateral
                   -----
acquired after the date hereof the Debtors will be, the legal and beneficial owners of their respective Collateral free and clear of any Lien, except Permitted Liens.

     Section 3.2.  Accounts.  Unless a Debtor has given the Agent written notice
                   --------
to the contrary, whenever the security interest granted hereunder attaches to an Account, each Debtor shall be deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by such Debtor or the sale or lease of goods by such Debtor, (c) the amount of each

GUARANTOR SECURITY AGREEMENT - Page 5

Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section 3.3.  Financing Statements.  No financing statement, security
                   --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except those filed in favor of the Agent pursuant to this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, no Debtor has within the past five years done
                ----------
business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4.  Principal Place of Business.  The principal place of business
                   ---------------------------
and chief executive office of each Debtor, and the office where each Debtor keeps its books and records, is located at the address specified below the name of such Debtor on the signature pages hereof.

     Section 3.5.  Location of Collateral.  All Inventory and Equipment of each
                   ----------------------
Debtor are located at the places specified on Schedule 1 hereto.  Each Debtor
                                              ----------
has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of any Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper of each Debtor have been delivered to the Agent.

     Section 3.6.  Perfection.  This Agreement creates a security interest in
                   ----------
the Collateral in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2
                                                                ----------
attached hereto, and upon the Agent's obtaining possession of all Documents and Instruments of each Debtor, the security interest in favor of the Agent created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien, except the Permitted Liens.

     Section 3.7.  Benefit to Debtors.  The value of the consideration received
                   ------------------
and to be received by each Debtor as a result of the Borrower, the Agent, the Co-Agents and the Banks entering into and obtaining credit under the Credit Agreement and the Debtors executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of such Debtor hereunder, and such liability and obligation and the Borrower's entering into and obtaining credit under the Credit Agreement have benefited and may reasonably be expected to benefit each Debtor directly and indirectly.

     Section 3.8.  Credit Agreement.  Each and every representation and warranty
                   ----------------
contained in the Credit Agreement is true and correct in all respects.

GUARANTOR SECURITY AGREEMENT - Page 6

                                  ARTICLE IV

                                   Covenants
                                   ---------

          The Debtors jointly and severally covenant and agree with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

          Section 4.1.  Encumbrances.  No Debtor shall create, permit, or suffer
                        ------------
to exist, and each Debtor shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and each Debtor shall defend its rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. No Debtor shall do anything to impair the rights of the Agent in the Collateral.

          Section 4.2.  Modification of Accounts.  Each Debtor shall, in
                        ------------------------
accordance with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, no Debtor shall (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of such Debtor's business for payment with respect to Accounts not included in the Borrowing Base, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above, (d) allow any credit or discount for payment with respect to
----------
any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b) above.
                                         ----------

          Section 4.3.  Disposition of Collateral.  No Debtor shall sell, lease,
                        -------------------------
assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Credit Agreement.

          Section 4.4.  Further Assurances.  At any time and from time to time,
                        ------------------
upon the request of the Agent, and at the sole expense of the Debtors, each Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, each Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require; (b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of such Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created

GUARANTOR SECURITY AGREEMENT - Page 7
thereby. Each Debtor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

          Section 4.5.  Risk of Loss; Insurance.  The Debtors shall be
                        -----------------------
responsible for any loss or damage to the Collateral. The Debtors shall, at their own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtors shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtors jointly and severally agree to reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Agent has received 30 days prior written notice thereof. The Debtors shall deliver to the Agent and each Bank copies of all insurance policies required by this Agreement.

          Section 4.6.  Inspection Rights.  Each Debtor shall permit the Agent,
                        -----------------
each Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy such Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of any Debtor's Accounts.

          Section 4.7.  Mortgagee's and Landlord's Agreements.  With respect to
                        -------------------------------------
each location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, each Debtor shall cause each mortgagee of real
             ----------
property owned by such Debtor and each landlord of real property leased by such Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives its rights, if any, in the Collateral (each, a "Landlord's Agreement"); provided, however, that with
                     --------------------    --------  -------
respect to Collateral located at 8728 Westpark Drive, Houston, Texas, Debtors shall exert their best efforts to obtain a Landlord's Agreement, but Debtor's failure to obtain such a Landlord's Agreement with respect to such location shall not cause the Inventory located at such location to be excluded from the Asset Coverage Amount if such Inventory otherwise constitutes Eligible Inventory. After the date hereof, each Debtor shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the request of the Agent, each Debtor shall promptly

GUARANTOR SECURITY AGREEMENT - Page 8
deliver or cause to be delivered Landlord's Agreements for any locations where any Collateral may now or hereafter be located.

          Section 4.8.  Corporate Changes.  No Debtor shall change its name,
                        -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless such Debtor shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

          Section 4.9.  Books and Records; Information.  The Debtors shall keep
                        ------------------------------
accurate and complete books and records of the Collateral and the Debtors' business and financial condition in accordance with GAAP. Each Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and such Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Each Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

          Section 4.10. Equipment and Inventory.
                        -----------------------

               (a) The Debtors shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or, upon 30 days prior
                                 ----------
          written notice to the Agent, at such other places within the United States of America where all action required to perfect the Agent's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

               (b) The Debtors shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). None of the Debtors shall permit any waste or destruction of the Equipment or Inventory or any part thereof. None of the Debtors shall permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. None of the Debtors shall use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

          Section 4.11. Warehouse Receipts Non-Negotiable. Each Debtor agrees
                        ---------------------------------
that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

GUARANTOR SECURITY AGREEMENT - Page 9

     Section 4.12.  Notification.  The Debtors shall promptly, and in any event
                    ------------
within five days after any Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 4.13.  Collection of Accounts.  Except as otherwise provided in
                    ----------------------
this Section, the Debtors shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtors may take (and, at the Agent's direction, shall take) such actions as the Debtors or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtors shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent. In addition to the foregoing, each Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by such Debtor while an Event of Default exists, such Debtor shall promptly deliver such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by such Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of any Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent and the Banks to their respective Obligations in such order and manner as they may elect in their absolute discretion, or (ii) be deposited to the credit of any Debtor and held as collateral for the Obligations or permitted to be used by such Debtor in the ordinary course of its business.


                                   ARTICLE V

                              Rights of the Agent
                              -------------------

     Section 5.1.  Power of Attorney.  Each Debtor hereby irrevocably
                   -----------------
constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, each Debtor hereby gives the Agent the power and right on behalf of such Debtor and in its own

GUARANTOR SECURITY AGREEMENT - Page 10
name to do any of the following, without notice to or the consent of such Debtor and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below).

            (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of any Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

            (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

            (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of any Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to any Debtor;

            (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against any Debtor with respect to any Collateral;
     (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise,

GUARANTOR SECURITY AGREEMENT - Page 11
     or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 5.2.  Setoff; Property Held by the Agents and the Banks.  If an
                   -------------------------------------------------
Event of Default shall have occurred and be continuing, the Agent, each Co-Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to any Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to such Debtor whether or not the Obligations are then due. As additional security for the Obligations, each Debtor hereby grants the Agent, each Co-Agent and each Bank a security interest in all money, instruments, and other property of such Debtor now or hereafter held by the Agent, any Co-Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's, any Co-Agent's or any Bank's right of setoff and as further security for the Obligations, each Debtor hereby grants the Agent, each Co-Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of such Debtor now or hereafter on deposit with or held by the Agent, any Co-Agent or any Bank and all other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to such Debtor. The rights and remedies of the Agent, each Co-Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, any Co-Agent or any Bank may have.

     Section 5.3.  Performance by the Agent.  If any Debtor shall fail to
                   ------------------------
perform any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of such Debtor. In such event, the Debtors shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such

GUARANTOR SECURITY AGREEMENT - Page 12
expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.

     Section 5.4.  Subrogation.  If any of the Obligations are given in renewal
                   -----------
or extension or applied toward the payment of indebtedness secured by any Lien, Agent, the Co-Agents and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5.  Agent's Duty of Care.  Other than the exercise of reasonable
                   --------------------
care and the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that each Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as any Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by any Debtor, and no refusal by the Agent to comply with any such request by any Debtor, shall be deemed to be a failure to exercise reasonable care.

                                  ARTICLE VI

                                    Default
                                    -------

     Section 6.1.  Rights and Remedies.  If an Event of Default shall have
                   -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

            (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption

GUARANTOR SECURITY AGREEMENT - Page 13
     is hereby expressly waived and released by each Debtor. Upon the request of the Agent, each Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to such Debtor and the Agent. Each Debtor agrees that the Agent shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtors shall be jointly and severally liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtors shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent, the Co-Agents and the Banks may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Each Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

            (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

            (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

            (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.


                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.1.  Expenses.  The Debtors hereby jointly and severally agree to
                   --------
pay on demand: (a) all reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan

GUARANTOR SECURITY AGREEMENT - Page 14

Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     Section 7.2.  INDEMNIFICATION.  THE DEBTORS HEREBY JOINTLY AND SEVERALLY
                   ---------------
AGREE TO INDEMNIFY THE AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY DEBTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER, ANY DEBTOR OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER THAT NO PERSON TO BE
                                  --------  -------
INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS

GUARANTOR SECURITY AGREEMENT - Page 15

AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 7.3.  Limitation of Liability.  None of the Agent, any Bank, or any
                   -----------------------
Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and each Debtor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by such Debtor in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each Debtor hereby waives, releases, and agrees not to sue the Agent or any Bank or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 7.4.  No Fiduciary Relationship.  The relationship between each
                   -------------------------
Debtor and each Bank with respect to the Loan Documents and the transactions governed thereby is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with any Debtor with respect to the Loan Documents and the transactions governed thereby, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Debtor and any Bank with respect to the Loan Documents and the transactions governed thereby to be other than that of debtor and creditor.

     Section 7.5.  No Waiver; Cumulative Remedies.  No failure on the part of
                   ------------------------------
the Agent, any Co-Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.6.  Successors and Assigns; Parties Bound.  This Agreement shall
                   -------------------------------------
be binding upon and inure to the benefit of the Debtors and the Agent and their respective heirs, successors, and assigns, except that the Debtors may not assign any of their rights or obligations under this Agreement without the prior written consent of the Agent. The Debtors' obligations and agreements hereunder are joint and several. The provisions of this Agreement shall apply to each Debtor, individually and collectively.

     Section 7.7.  ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT.  THIS
                   --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT

GUARANTOR SECURITY AGREEMENT - Page 16

ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

     Section 7.8.   Notices.  All notices and other communications provided for
                    -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the address specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 7.9.   GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY
                    --------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.10.  Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.11.  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent, any Co-Agent or any Bank shall affect the representations and warranties of any Debtor herein or the right of the Agent, any Co-Agent or any Bank to rely upon them.

     Section 7.12.  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.13.  Waiver of Bond.  In the event the Agent seeks to take
                    --------------
possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.14.  Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

GUARANTOR SECURITY AGREEMENT - Page 17
prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.15.  Termination.  If all of the Obligations shall have been paid
                    -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Borrower, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.16.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, EACH DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT, ANY CO-AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

GUARANTOR SECURITY AGREEMENT - Page 18

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              DEBTORS:
                              -------

                              NATIONAL AUTO CENTER, INC.,
                              a Delaware corporation


                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:   1730 Briercroft
                                         Carrollton, Texas  75006
                              Fax No.:   (972) 466-0288
                              Phone No.: (972) 466-5000
                              Attention: General Counsel

                              CELLSTAR, LTD.,
                              a Texas limited partnership

                              By:  National Auto Center, Inc.,
                                    its general partner


                                   By:__________________________________
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

GUARANTOR SECURITY AGREEMENT - Page 19

                              CELLSTAR FULFILLMENT, LTD.,
                              a Texas limited partnership

                              By:  CellStar Fulfillment, Inc.,
                                    its general partner


                                   By:__________________________________
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR WEST, INC.,
                              a Delaware corporation



                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              ACC-CELLSTAR, INC.,
                              a Delaware corporation



                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

GUARANTOR SECURITY AGREEMENT - Page 20

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR FINANCO, INC.,
                              a Delaware corporation



                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR FULFILLMENT, INC.,
                              a Delaware corporation



                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              NAC HOLDINGS, INC.,
                              a Nevada corporation



                              By:_______________________________________
                                 Elaine F. Rodriguez
                                 President

GUARANTOR SECURITY AGREEMENT - Page 21

                              Address:    1325 Airmotive Way
                                          Reno, Nevada  89502
                              Fax No.:    (702) 322 8808
                              Phone No.:  (702) 322-3221
                              Attention:  Secretary

                              CELLSTAR INTERNATIONAL
                              CORPORATION/ASIA,
                              a Delaware corporation



                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              AUDIOMEX EXPORT CORP.,
                              a Texas corporation



                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

GUARANTOR SECURITY AGREEMENT - Page 22

                              CELLSTAR INTERNATIONAL
                              CORPORATION/SA,
                              a Delaware corporation



                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR AIR SERVICES, INC.,
                              a Delaware corporation



                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              A&S AIR SERVICE, INC.,
                              a Delaware corporation



                              By:_______________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

GUARANTOR SECURITY AGREEMENT - Page 23

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              AGENT:
                              -----

                              TEXAS COMMERCE BANK
                                NATIONAL ASSOCIATION, as Agent



                              By:_______________________________________
                                 Allen K. King
                                 Vice President

                              Address:    2200 Ross Avenue, 3rd Floor
                                          Dallas, Texas  75201
                              Fax No.:    (214) 965-2997
                              Phone No.:  (214) 965-2705
                              Attention:  Allen K. King

GUARANTOR SECURITY AGREEMENT - Page 24

                                  Schedule 1
               Location of Inventory and Equipment of Guarantors
               -------------------------------------------------


                     Locations of Inventory and Equipment
                 having an aggregate value of $100,000 or more
                 ---------------------------------------------

DEBTOR                        LOCATION
------                        --------

CellStar, Ltd.                1728 Briercroft Court
                              Carrollton, Texas 75006

CellStar, Ltd.                1730 Briercroft Court
                              Carrollton, Texas 75006

CellStar, Ltd.                605 West Airport Freeway
                              Irving, Texas 75062

National Auto Center, Inc.    7899 East Frontage Road
                              Overland Park, Kansas 66204

National Auto Center, Inc.    7500 N.W. 25th Street, Unit 4
                              Miami, Florida 33122

National Auto Center, Inc.    1230 Santa Anita Avenue
                              Units A, C & D
                              South El Monte, California 917 33

CellStar West, Inc.           31035 Genstar Road
                              Hayward, California 94544

                     Locations of Inventory and Equipment
                having an aggregate value of less than $100,000
                -----------------------------------------------

Debtor                        Location
------                        --------

CellStar, Ltd.                512 North Central Expressway
                              Richardson, Texas 75080

CellStar, Ltd.                4216 LBJ Freeway
                              Dallas, Texas 75244

Schedule 1 - Location of Inventory and Equipment of Guarantors                 1

                                  Schedule 1
               Location of Inventory and Equipment of Guarantors
               -------------------------------------------------

DEBTOR                        LOCATION
------                        --------

CellStar, Ltd.                1870 Crown Drive, Suite 1510
                              Farmers Branch, Texas 75234

CellStar, Ltd.                5937 Donnelly
                              Fort Worth, Texas 76107

CellStar, Ltd.                4146 South Cooper Street
                              Arlington, Texas 76015

CellStar, Ltd.                8728 Westpark Drive
                              Houston, Texas 77063

CellStar, Ltd.                6943 FM 1960 West
                              Houston, Texas 77069

CellStar, Ltd.                19750 Gulf Freeway
                              Webster, Texas 77598

CellStar, Ltd.                9222 Burnett Road
                              Austin, Texas 78758

National Auto Center, Inc.    6700 North Oak Street Trafficway
                              Gladstone, Missouri 64118

National Auto Center, Inc.    13208 East Highway 40, Suite C
                              Independence, Missouri 64055

National Auto Center, Inc.    504 South Edgemoor
                              Wichita, Kansas 67208

CellStar West, Inc.           2417 Front Street
                              Sacramento, California 95691

CellStar West, Inc.           4704 West Jennifer, Suite 105
                              Fresno, California 95205-2661

Schedule 1 - Location of Inventory and Equipment of Guarantors                 2

                                  Schedule 1
               Location of Inventory and Equipment of Guarantors
               -------------------------------------------------

DEBTOR                        LOCATION
------                        --------

NAC Holdings, Inc.            1325 Airmotive Way
                              Reno, Nevada 89502

ACC-CellStar, Inc.            7500 N.W. 25th Street, Unit 4
                              Miami, Florida 33122

CellStar Financo, Inc.        1730 Briercroft Court
                              Carrollton, Texas 75006

Schedule 1 - Location of Inventory and Equipment of Guarantors                3

                                  Schedule 2

                           Jurisdictions for Filing
                          UCC-1 Financing Statements
                          --------------------------

Debtor Name                                     Jurisdiction
-----------                                     ------------
National Auto Center, Inc.                      Secretary of State of Texas
CellStar West, Inc.                             Secretary of State of Texas
NAC Holdings, Inc.                              Secretary of State of Texas
CellStar Fulfillment, Inc.                      Secretary of State of Texas
CellStar International Corporation\SA           Secretary of State of Texas
ACC-CellStar, Inc.                              Secretary of State of Texas
A & S Air Service, Inc.                         Secretary of State of Texas
Audiomex Export Corp.                           Secretary of State of Texas
CellStar International Corporation\Asia         Secretary of State of Texas
CellStar Air Services, Inc.                     Secretary of State of Texas
CellStar Financo, Inc.                          Secretary of State of Texas
CellStar Fulfillment, Ltd.                      Secretary of State of Texas
CellStar, Ltd.                                  Secretary of State of Texas

National Auto Center, Inc.                      Secretary of State of California
CellStar West, Inc.                             Secretary of State of California

National Auto Center, Inc.                      Secretary of State of Florida
ACC-CellStar, Inc.                              Secretary of State of Florida

National Auto Center, Inc.                      Secretary of State of Kansas
National Auto Center, Inc.                      Johnson County, Kansas
National Auto Center, Inc.                      Sedgwick County, Kansas

National Auto Center, Inc.                      Secretary of State of Missouri
National Auto Center, Inc.                      Clay County, Missouri
National Auto Center, Inc.                      Jackson County, Missouri

NAC Holdings, Inc.                              Secretary of State of Nevada

UCC-1 Financing Statements of Guarantors - Page Solo
----------------------------------------

                                  Schedule 3

                       Additional Names and Trade Names
                       --------------------------------


NATIONAL AUTO CENTER, INC.
--------------------------

National Auto Cellular
PC Cellular
C-Mart
CellStar
CellStar West

CELLSTAR, LTD.
--------------

National Auto Cellular
PC Cellular
CellStar
Pacific Bell Mobile Services Fulfillment

Schedule 3 - Additional Names and Trade Names                    Page Solo

                                   EXHIBIT F
                                      TO
                               CREDIT AGREEMENT

                           Form of Pledge Agreement
                           ------------------------

                               PLEDGE AGREEMENT
                               ----------------


     THIS PLEDGE AGREEMENT (this "Agreement") dated as of October 15, 1997, is
                                  ---------
by and between ___________________________________, a __________ corporation
(the "Pledgor"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national
      -------
banking association ("TCB"), not in its individual capacity but solely as agent
                      ---
for itself and each of the other banks or lending institutions (each, a "Bank"
                                                                         ----
and collectively, the "Banks") which is or may from time to time become a
                       -----
signatory to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent").
                       -----

                               R E C I T A L S:
                               ---------------

     A.   CellStar Corporation, a Delaware corporation (the "Borrower"), the
                                                             --------
Agent, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and the Banks are parties to that certain
                    ---------
Credit Agreement of even date herewith (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, the "Credit Agreement").
                                                             ----------------

     B. As a condition to the Credit Agreement, the Pledgor is required to execute and deliver this Agreement.

                              A G R E E M E N T:
                              -----------------

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                         Security Interest and Pledge
                         ----------------------------

     Section 1.1.  Terms Defined in Credit Agreement.  All capitalized terms
                   ---------------------------------
used and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

     Section 1.2.  Security Interest and Pledge.  Subject to the terms of this
                   ----------------------------
Agreement, Pledgor hereby pledges and grants to the Agent, for the pro rata benefit of the Banks, a first priority security interest in the following property whether now owned or hereafter acquired by Pledgor (such property being hereinafter sometimes called the "Collateral"):
                                  ----------

          [(a) All of Pledgor's rights, titles and interests (whether legal, equitable or beneficial) but not obligations or liabilities (collectively, the "Partnership Interest") as a
          --------------------

PLEDGE AGREEMENT - Page 1

     [limited partner/general partner] of ____________________________, a Texas limited partnership (the "Partnership"), and all of Pledgor's rights,
                               -----------
     titles and interests in, to and under that certain partnership agreement forming the Partnership by and between Pledgor and ____________, including, without limitation, the Pledgor's undivided interest in partnership properties and assets and any and all rights to receive distributions, whether in cash or in kind, draws, proceeds, income, or any other payment of any nature whatsoever, or assignment or conveyance of undivided interests in assets, whether real or personal, made or required to be made with respect to the Partnership Interest, whether upon dissolution or termination of the Partnership or otherwise, including without limitation all interests of Pledgor in all payments, gross receipts, accounts, accounts receivable, notes and other rights to the payment of money and all property and assets of the Partnership, together with any and all evidence of the Partnership Interest and any and all certificates, options, rights, or other interests or distributions issued in addition to, in substitution or exchange for, or on account of, the Partnership Interest, and any and all exchanges and substitutions for, increases, products and proceeds of the foregoing, all of the foregoing whether now owned or hereafter acquired by Pledgor;]

          [(b) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by ____________, now owned or hereafter acquired by Pledgor, including without limitation _____ shares of common capital stock of ____________ evidenced by certificate number _____;]

          [(c) (i) 65% of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by ________________ __________, a ____________ corporation
     ("____________"), now owned or hereafter acquired by Pledgor, including without limitation _________ shares of common capital stock of ____________ evidenced by certificate no. _____, and (ii) 100% of all present and future issued and outstanding shares of non-voting preferred stock or other non-voting equity or investment securities issued by ____________, now owned or hereafter acquired by Pledgor;]

          [CellStar International: (d) _______ shares of Hong Kong Dollar one each representing 65% of all present issued share capital of CellStar
     (Asia) Corporation Ltd., a Hong Kong corporation ("CellStar Asia");]
                                                        -------------

          (e) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by any Subsidiary of Pledgor not named above, except Foreign Subsidiaries and holding companies of Foreign Subsidiaries, now owned or hereafter acquired by Pledgor;

          (f) All present and future issued and outstanding shares of non-voting capital stock or other non-voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

PLEDGE AGREEMENT - Page 2

          (g) 65% of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

          (h) All present and future increases, profits, combinations, reclassifications of, and substitutes and replacements for, all or part of the foregoing, and all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, all or any part of the foregoing; and

          (i) All products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of any of the foregoing.

     Section 1.3.  Obligations.  The security interest granted, ratified and
                   -----------
confirmed hereby is to secure the payment or performance of the following obligations, indebtedness, and liabilities of Pledgor, now existing or hereafter arising (all of such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Obligations"):
                                  -----------

          (a) the indebtedness, liabilities and obligations of Borrower to the Banks evidenced by those Notes executed by Borrower pursuant to the Credit Agreement and payable to the order of the Banks in the aggregate principal amount of $135,000,000;

          (b) the indebtedness, liabilities and obligations of Pledgor to the Agent, the Co-Agents and the Banks under that certain Guaranty of even date hereof executed by the Pledgor and the other guarantors named therein in favor of the Agent, the Co-Agents and the Banks;

          (c) the indebtedness, liabilities and obligations of the Borrower to the Agent, the Co-Agents and the Banks pursuant to the Credit Agreement;

          (d) all of the "Obligations," as such term is defined in the Credit Agreement;

          (e)  all future Advances by the Agent or any Bank to the Borrower;

          (f) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent, any Co-Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

          (g) all other obligations, indebtedness and liabilities of Pledgor to the Agent, any Co-Agent or any Bank under any of the Loan Documents, now existing or hereafter

PLEDGE AGREEMENT - Page 3
     arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

          (h) all extensions, renewals and modifications of any of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the obligations and would be owed by the Borrower to the Agent, any Co-Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower.

                                  ARTICLE II

                        Representations and Warranties
                        ------------------------------

     Pledgor represents and warrants to the Agent that:

     Section 2.1.   Title. Pledgor owns, and with respect to Collateral acquired
                    -----
after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien or claim or any right or option on the part of any Person to purchase or otherwise acquire the Collateral or any part thereof. The Collateral is not subject to any restriction on transfer or assignment except for (a) compliance with applicable federal and state securities laws and regulations promulgated thereunder[, and (b) with regard to stock of CWI, that certain Shareholders Agreement dated as of January 22, 1996, among CWI, CPD, Inc., Pledgor and the other Shareholders (as defined therein)] [CellStar International: , and (c) prior approval of the directors of CellStar Asia as required by its Articles of Association, which approval has been completed for the transfer of the Collateral to the Agent]. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable. [Pledgor is the sole general partner of the Partnership.]

     Section 2.2.   Organization and Authority.  Pledgor is a corporation duly
                    --------------------------
organized, validly existing, and in good standing under the laws of its state of incorporation. Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the certificate/articles of incorporation or bylaws of Pledgor or any law, rule or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any agreement or instrument to which Pledgor is a party or by which Pledgor or any of its property is bound or subject.

     Section 2.3.   Financing Statements. No financing statement covering any of
                    --------------------
the Collateral or its proceeds, except financing statements naming the Agent as secured party, is on

PLEDGE AGREEMENT - Page 4
file in any public office. So long as any amount remains unpaid on any Obligations or the Agent has any Commitment, Pledgor will not execute or file, or consent to or permit the filing of, any such financing statement or statements in any public office, except the financing statement filed or to be filed with respect to the security interest hereby granted.

     Section 2.4.   Principal Place of Business. The principal place of business
                    ---------------------------
and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

     Section 2.5.   Percentage of Stock. The shares of capital stock included in
                    -------------------
the Collateral constitute (a) 100% of the issued and outstanding shares of capital stock of _________________, (b) 65% of the issued and outstanding shares of voting capital stock of _____________________, and (c) 100% of the issued and outstanding shares of non-voting capital stock of _____________________.

     Section 2.6.   Litigation.  Except as disclosed on Schedule 8.5 to the
                    ----------
Credit Agreement, there is no litigation, investigation, or governmental proceeding pending or threatened against Pledgor or any of its properties which if adversely determined would have a material adverse effect on the Collateral or the financial condition, operations, or business of Pledgor.

     Section 2.7.   First Priority Perfected Security Interest.  Upon the filing
                    ------------------------------------------
of UCC financing statements and Agent's taking possession of the certificates representing the stock included in the Collateral, this Agreement creates in favor of the Agent a first priority perfected security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

     [Section 2.8.  Benefit to Pledgor.  The value of the consideration received
                    ------------------
and to be received by the Pledgor as a result of the Borrower, the Agent, the Co-Agents and the Banks entering into the Credit Agreement and the Pledgor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of the Pledgor hereunder. Such liability and obligation of the Pledgor hereunder. Such liability and obligation and the Borrower's entering the Credit Agreement have benefited and may reasonably be expected to benefit the Pledgor directly and indirectly. The ability of Borrower to borrow and obtain letters of credit from time to time under the Credit Agreement will benefit Pledgor and the consolidated corporate group of which the Pledgor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of the Pledgor. The Pledgor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted. The Pledgor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable. The Pledgor is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder. The foregoing representations are supported by the Pledgor's internal projections and forecasts. The Pledgor has determined that the execution and delivery of this Agreement is to its advantage and benefit, taking into account all relevant facts and circumstances.]

PLEDGE AGREEMENT - Page 5

                                  ARTICLE III

                      Affirmative and Negative Covenants
                      ----------------------------------

     Pledgor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 3.1.   Delivery.  Prior to or concurrently with the execution and
                    --------
delivery of this Agreement, Pledgor shall deliver to the Agent all certificates identified in subsections (b) and (c) of Section 1.2 hereof, and all other
              ---------------     ---    -----------
certificates evidencing any other Collateral existing on the date hereof, accompanied by undated stock powers duly executed in blank. [CellStar
International: Prior to or concurrently with the execution and delivery of this Agreement, the Pledgor shall deliver to the Agent an instrument of transfer duly executed by the Pledgor in relation to the transfer of _____ shares in the issued share capital of CellStar Asia to the Agent or its nominee. The Pledgor will procure CellStar Asia to issue a share certificate in favor of the Agent or its nominee for the said _____ shares in due course. The Pledgor will also deliver to the Agent a contract note executed by the Pledgor in blank as further security for the Obligations. For the avoidance of doubt, the beneficial ownership of the said shares shall not be transferred to the Agent or its nominee unless or until an Event of Default shall occur.]

     Section 3.2.   Encumbrances. Pledgor shall not create, permit, or suffer to
                    ------------
exist, and shall defend the Collateral against, any Lien on the Collateral except the Permitted Liens, and shall defend Pledgor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. Pledgor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 3.3.   Disposition of Collateral.  Pledgor shall not sell, assign
                    -------------------------
(by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to the Collateral or any part thereof without the prior written consent of the Agent.

     Section 3.4.   Distributions.  If Pledgor shall become entitled to receive
                    -------------
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as the Agent's agent and to hold the same in trust for the Agent, and to deliver the same forthwith to the Agent in the exact form received, with the appropriate [endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank], [CellStar
International: instrument of transfer and contract note duly executed by the Pledgor in blank] to be held by the Agent as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or winding up of any issuer of Collateral shall be paid over to the Agent to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with

PLEDGE AGREEMENT - Page 6
respect to the Collateral pursuant to any recapitalization or reclassification of the capital of any issuer of Collateral or pursuant to any reorganization of any issuer of Collateral, the property so distributed shall be delivered to the Agent to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

     Section 3.5.   Further Assurances.  At any time and from time to time, upon
                    ------------------
the request of the Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends and distributions under Section 4.3
                                                                   -----------
hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to the Agent such Collateral so received by Pledgor (together with any necessary endorsements in blank, pledge endorsements, other appropriate endorsements, or undated stock powers duly executed in blank), which Collateral shall thereafter be held by the Agent pursuant to the terms of this Agreement. [delete if CellStar International: The Agent shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.]

     Section 3.6.   Inspection Rights.  Pledgor shall permit the Agent and its
                    -----------------
representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as the Agent may desire during normal business hours.

     Section 3.7.   Taxes.  The Pledgor agrees to pay or discharge prior to
                    -----
delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amounts or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

     Section 3.8.   Notification.  Pledgor shall promptly, and in any event
                    ------------
within five days after Pledgor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

PLEDGE AGREEMENT - Page 7

     Section 3.9.   Books and Records; Information.  Pledgor shall keep accurate
                    ------------------------------
and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and Pledgor as the Agent may request. Pledgor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 3.10.  Compliance with Laws and Agreements.  Pledgor shall comply
                    -----------------------------------
in all material respects with all applicable laws, rules, regulations, orders and decrees of any Governmental Authority or arbitrator and all material agreements, contracts, and instruments binding on it or affecting its properties or business.

     Section 3.11.  Additional Securities.  Pledgor shall not consent to or
                    ---------------------
approve the issuance of any additional shares of any class of capital stock of any issuer of Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

                                  ARTICLE IV

                          Rights of Agent and Pledgor
                          ---------------------------

     Section 4.1.   Power of Attorney.  Pledgor hereby irrevocably constitutes
                    -----------------
and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Pledgor hereby gives the Agent the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or
                            ------------     ---
the consent of Pledgor, and whether or not an Event of Default has occurred or is continuing (except as otherwise expressly provided below):

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the

PLEDGE AGREEMENT - Page 8
     continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of any issuer of Collateral and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; and (J) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Pledgor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken provided that any failure by the Agent to so notify Pledgor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 4.2.   Voting Rights.  Unless and until an Event of Default shall
                    -------------
have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the

PLEDGE AGREEMENT - Page 9

Collateral or any part thereof in accordance with the direction of the Pledgor for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement.

     Section 4.3.   Dividends and Distributions.  Unless and until an Event of
                    ---------------------------
Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain or distribute to Borrower any dividends and distributions on the Collateral paid in cash to the extent and only to the extent that such dividends and distributions are permitted by the Credit Agreement, except as
provided in Section 3.4 hereof.   [CellStar International:  Accordingly, unless
            -----------
and until an Event of Default shall have occurred and be continuing, the Agent shall transmit to Pledgor any and all such cash dividends received by Agent.]

     Section 4.4.   Setoff; Property Held by Agents and the Banks.  If an Event
                    ---------------------------------------------
of Default shall have occurred and be continuing, the Agent, each Co-Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants the Agent, each Co-Agent and each Bank a security interest in all money, instruments, and other property of Pledgor now or hereafter held by the Agent, any Co-Agent or any Bank, including, without limitation, property held in safekeeping. In addition to the Agent's, any Co-Agent's or any Bank's right of setoff and as further security for the Obligations, Pledgor hereby grants the Agent, each Co-Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter on deposit with or held by the Agent, any Co-Agent or any Bank and all other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to Pledgor. The rights and remedies of the Agent, each Co-Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, any Co-Agent or any Bank may have.

     Section 4.5.   Performance by Agent.  If Pledgor shall fail to perform any
                    --------------------
covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of Pledgor. In such event, Pledgor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

     Section 4.6.   Agent's Duty of Care.  Other than the exercise of reasonable
                    --------------------
care in the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that

PLEDGE AGREEMENT - Page 10

Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Pledgor, and no refusal by the Agent to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

                                   ARTICLE V

                                    Default
                                    -------

     Section 5.1.   Rights and Remedies.  If any Event of Default shall occur,
                    -------------------
the Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement and in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of the Agent, Pledgor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to Pledgor and the Agent. Pledgor agrees that the Agent shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. The Agent may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

PLEDGE AGREEMENT - Page 11

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent (if the Agent is not yet the registered owner of the Collateral) or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) The Agent shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral[, including, without limitation, all rights, titles and interests of Pledgor as general partner of the Partnership,] [and Pledgor shall deliver to the Agent, if requested by the Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Agent.] [CellStar International: and shall no longer be required to vote in accordance with Pledgor's directions; and in the event that the Agent is not yet the registered owner of the Collateral, Pledgor shall deliver to Agent, if requested by the Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Agent.]

          (v) The Agent may notify or require Pledgor to notify parties obligated under any accounts, instruments, contracts or agreements which are part of the Collateral, [including without limitation the Partnership Agreements,] to make payment directly to the Agent, and the Agent may take possession of all proceeds of any such instruments and contracts in Pledgor's possession. Any such payments or distributions received by Pledgor after an Event of Default shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

          (vi) [Pledgor hereby acknowledges and confirms that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and the Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. The Agent shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.] [CellStar International: Pledgor hereby acknowledges and confirms that under applicable Hong Kong law the Agent cannot effect a public sale of any or all of the Collateral. Pledgor further acknowledges and confirms that if a private sale results in prices or other terms less favorable to the seller than may

PLEDGE AGREEMENT - Page 12
     have resulted if such sale were a public sale, such circumstances shall not cause such sale to be deemed not to have been made in a commercially reasonable manner. Nothing in this Agreement shall prohibit a public sale of the Collateral if any change in circumstances or applicable law otherwise results in the availability of public sale with respect to the Collateral.]

          (vii) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

          (viii) The Agent may subrogate to all of Pledgor's interests, rights, and remedies with respect to any of the Collateral.

                                  ARTICLE VI

                                 Miscellaneous
                                 -------------

     Section 6.1.   Expenses.  The Pledgor hereby agrees to pay on demand: (a)
                    --------
all reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent, the Co-Agents and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, the Co-Agents and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     SECTION 6.2.   INDEMNIFICATION.  THE PLEDGOR HEREBY AGREES TO INDEMNIFY THE
                    ---------------
AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO

PLEDGE AGREEMENT - Page 13

WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY [THE BORROWER OR] THE PLEDGOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF [THE BORROWER,] THE PLEDGOR OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT,
(F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER, THAT NO PERSON
                                              --------  -------
TO BE INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 6.3.   No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
the Agent, any Co-Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 6.4.   Successors and Assigns. This Agreement shall be binding upon
                    ----------------------
and inure to the benefit of Pledgor and the Agent and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 6.5.   AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT REPRESENTS THE
                    ---------------------------
FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

PLEDGE AGREEMENT - Page 14

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 6.6.   Notices.  All notices and other communications provided for
                    -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     SECTION 6.7.   GOVERNING LAW; VENUE; SERVICE OF PROCESS.  THIS AGREEMENT
                    ----------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 6.8.   Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.9.   Survival.  All representations and warranties made in this
                    --------
Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Bank shall affect the representations and warranties of Pledgor herein or the right of the Agent or any Bank to rely upon them.

     Section 6.10.  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.11.  Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.12.  Construction.  Pledgor and the Agent acknowledge that each
                    ------------
of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and the Agent.

PLEDGE AGREEMENT - Page 15

     Section 6.13.  Termination.  If all of the Obligations shall have been paid
                    -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of Pledgor, execute and deliver to Pledgor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement. The Agent shall also return to the Pledgor all documents, including certificates, instruments of transfer and contract notes in relation to the Collateral.

     Section 6.14.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT, ANY CO-AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

PLEDGE AGREEMENT - Page 16

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              PLEDGOR:
                              -------


                              ________________________________________


                              By:_____________________________________
                                   Mark Q. Huggins
                                   Senior Vice President
                                   and Chief Financial Officer

                              Address for Notices:

                              [1730 Briercroft
                              Carrollton, Texas   75006
                              Fax No.:  (972) 466-0288
                              Telephone No.:  (972) 466-5000
                              Attention:  General Counsel]

                              AGENT:
                              -----

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION, as Agent


                              By:____________________________________
                                   Allen K. King
                                   Vice President

                              Address for Notices:

                              2200 Ross Avenue, 3rd Floor
                              Dallas, Texas   75201
                              Fax No.:  (214) 965-2997
                              Telephone No.:  (214) 965-2705
                              Attention:  Allen K. King

PLEDGE AGREEMENT - Page 17

                                   EXHIBIT G
                                      TO
                               CREDIT AGREEMENT

                                   Guaranty
                                   --------

                                   GUARANTY
                                   --------


     THIS GUARANTY ("Guaranty"), dated as of October 15, 1997, is executed by
                     --------
the undersigned guarantors (each a "Guarantor" and, collectively, the
                                    ---------
"Guarantors"), for the benefit of each of the banks or lending institutions
-----------
(each, a "Bank" and, collectively, the "Banks") which is or may from time to
          ----                          -----
time become a signatory to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof, and Texas Commerce Bank National Association, a national banking association ("TCB"), as agent for itself and
                                              ---
each of the other Banks (TCB in such capacity, together with its successors in such capacity, the "Agent").
                    -----

     WHEREAS, Cellstar Corporation, a Delaware corporation (the "Borrower"), the
                                                                 --------
Banks, The First National Bank of Chicago and National City Bank (collectively, the "Co-Agents"), and the Agent are parties to that certain Credit Agreement of
     ---------
even date herewith (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, the "Credit Agreement"); and
                                                 ----------------

     WHEREAS, as a condition to the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors hereby jointly and severally, irrevocably and unconditionally guarantee to the Agent, the Co-Agents and the Banks the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

     1.   The term "Guaranteed Indebtedness", as used herein, means all of the
                    -----------------------
"Obligations", as defined in the Credit Agreement. The term "Guaranteed
                                                             ----------
Indebtedness" shall include any and all post-petition interest and expenses
------------
(including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.

     2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against the Agent, any Co-Agent, any Bank or any other party, or which any Guarantor may have against Borrower, the Agent, any Co-Agent, any Bank or any other party, shall be available to, or shall be asserted by, any Guarantor against the Agent, any Co-Agent, any Bank or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

GUARANTY - Page 1

     3. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

     4. If any Guarantor becomes liable for any indebtedness owing by Borrower to the Agent, any Co-Agent or any Bank by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agent, the Co-Agents and the Banks hereunder shall be cumulative of any and all other rights that any of them may ever have against any Guarantor. The exercise by the Agent, any Co-Agent or any Bank of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantors jointly and severally agree to promptly pay the amount due thereon to the Agent, for the pro rata benefit of the Banks, without notice or demand in lawful currency of the United States of America and it shall not be necessary for the Agent, any Co-Agent or any Bank, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower, any Guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby irrevocably subordinates to the prior indefeasible payment in full of the Guaranteed Indebtedness, any and all rights such Guarantor may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating such Guarantor to the rights of the Agent, the Co-Agents and the Banks) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by such Guarantor under or in connection with this Guaranty or otherwise.

     6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be jointly and severally payable by the Guarantors hereunder forthwith on demand by the Agent.

     7. Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender,

GUARANTY - Page 2
exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent, any Co-Agent or any Bank to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent, any Co-Agent or any Bank to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to the Agent, any Co-Agent or any Bank is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Agent, any Co-Agent or any Bank is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent, any Co-Agent or any Bank to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any Guarantor.

     8. Each Guarantor represents and warrants to the Agent, the Co-Agents and the Banks that:

          (a) Each and every representation and warranty contained in the Credit Agreement is true and correct in all respects.

          (b) The value of the consideration received and to be received by such Guarantor as a result of Borrower, the Banks, the Co-Agents and the Agent entering into the Credit Agreement, the extensions of credit thereunder and such Guarantor executing and delivering this Guaranty is reasonably equivalent to or greater than the liability and obligation of such Guarantor hereunder, and such liability and obligation, the Borrower's entering into the Credit Agreement and the extensions of credit thereunder have benefited and may reasonably be expected to benefit such Guarantor directly or indirectly.

GUARANTY - Page 3

          (c) Such Guarantor has, independently and without reliance upon the Agent, any Co-Agent or any Bank and based upon such documents and information as such Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty.

          (d) The ability of Borrower to borrow and obtain letters of credit from time to time under the Credit Agreement will enable such Guarantor to obtain credit, will benefit such Guarantor and the consolidated corporate group of which such Guarantor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor.

          (e) As additional consideration for entering into this Guaranty, such Guarantor has obtained certain rights under that certain Contribution and Indemnification Agreement of even date herewith, among the Borrower and the Guarantors.

          (f) Such Guarantor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted; such Guarantor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable; such Guarantor is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representations are supported by such Guarantor's internal projections and forecasts.

          (g) Such Guarantor has determined that the execution and delivery of this Guaranty is to its advantage and benefit, taking into account all relevant facts and circumstances.

     9. If an Event of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against this Guaranty or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent, any Co-Agent or any Bank shall have made any demand under this Guaranty. As security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Agent, each Co-Agent and each Bank a security interest in all money, instruments, certificates of deposit, and other property of such Guarantor now or hereafter held by the Agent, each Co-Agent and each Bank, including without limitation, property held in safekeeping. In addition to the Agent's, each Co-Agent's and each Bank's right of setoff and as further security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Agent, each Co-Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of such Guarantor now or hereafter on deposit with or held by the Agent, any Co-Agent or any Bank and all other sums at any time credited by or owing from the Agent, any Co-Agent

GUARANTY - Page 4
or any Bank to such Guarantor. The rights and remedies of the Agent, each Co-Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, each Co-Agent and each Bank may have.

     10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and each Guarantor hereby assigns the Subordinated Indebtedness to the Agent, for the pro rata benefit of the Banks, as security for the Guaranteed Indebtedness. If any sums shall be paid to any Guarantor by Borrower or any other Person on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Agent and shall forthwith be paid to the Agent, for the pro rata benefit of the Banks, without affecting the liability of any Guarantor under this Guaranty and may be applied by the Banks against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion; provided, however, that so long as no Event of Default shall have
            --------  -------
occurred, Borrower shall be permitted to pay to any Guarantor, and each Guarantor shall be permitted to receive and retain, payments on account of Subordinated Indebtedness consisting of trade payables owing by Borrower to any Guarantor. Upon the request of the Agent, each Guarantor shall execute, deliver, and endorse to the Agent, for the pro rata benefit of the Banks, such documents and instruments as the Agent may request to perfect, preserve, and enforce the rights of the Agent and the Banks hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness,
                    -------------------------
liabilities, and obligations of Borrower and the Subsidiaries, or any of them, to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower or such Subsidiary thereon are direct, indirect, contingent, primary, secondary, several, joint, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.

          (b) Each Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon the assets of Borrower and the Subsidiaries, or any of them, securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon such assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of any Guarantor or the Agent presently exist or are hereafter created or attached. No Guarantor shall (i) file suit against Borrower or any Subsidiary or exercise or enforce any other creditor's right it may have against Borrower or any Subsidiary, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of Borrower or any Subsidiary unless and until the Guaranteed

GUARANTY - Page 5

Indebtedness shall have been paid in full, no Letters of Credit are outstanding, and the Commitments have expired or terminated.

          (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower or any Subsidiary as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive, for the benefit of the Banks, directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Agent, the Co-Agents and the Banks may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion.

          (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

     11.  No Guarantor shall prepay any Debt, except the Guaranteed
Indebtedness.

     12. No amendment or waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks. No failure on the part of the Agent, any Co-Agent or any Bank to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of any Guarantor against the Agent, any Co-Agent or any Bank shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     14. This Guaranty is for the benefit of the Agent, the Co-Agents and the Banks and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor's successors and assigns. The Guarantors' obligations and agreements hereunder are joint and several. The provisions of this Guaranty shall apply to each Guarantor individually and collectively.

GUARANTY - Page 6

     15. Each Guarantor recognizes that the Agent, the Co-Agents and the Banks are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Agent, the Co-Agents and the Banks in entering into the Credit Agreement. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

     16. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     17. Guarantors jointly and severally agree to pay on demand all attorneys' fees and all other costs and expenses incurred by the Agent and each Bank in connection with the preparation, administration, enforcement, or collection of this Guaranty.

     18. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty.

     19. Each Guarantor agrees that the Agent, each Co-Agent and each Bank may exercise any and all rights granted to them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

     20. Each Guarantor hereby represents and warrants to the Agent, the Co-Agents and the Banks that such Guarantor has adequate means to obtain from the Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of the Borrower and the Subsidiaries and that such Guarantor is not relying upon the Agent, any Co-Agent or any Bank to provide (and neither the Agent, any Co-Agent nor any Bank shall have any duty to provide) any such information to such Guarantor either now or in the future.

     21. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

     22. Each Guarantor acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with its legal counsel and that this Guaranty shall be construed as if jointly drafted by the Guarantors and the Agent.

GUARANTY - Page 7

     23. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT, ANY CO-AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

GUARANTY - Page 8

     EXECUTED as of the day and year first written above.

                              GUARANTORS:
                              ----------

                              NATIONAL AUTO CENTER, INC.,
                              a Delaware corporation


                              By:__________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR, LTD.,
                              a Texas limited partnership

                              By:  National Auto Center, Inc.,
                                   its general partner


                                   By:______________________________________
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer


                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

GUARANTY - Page 9

                              CELLSTAR FULFILLMENT, LTD.,
                              a Texas limited partnership

                              By:  CellStar Fulfillment, Inc.,
                                   its general partner


                                   By:______________________________________
                                      Mark Q. Huggins, Senior Vice President
                                      and Chief Financial Officer


                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR WEST, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              ACC-CELLSTAR, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

GUARANTY - Page 10

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR FINANCO, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR FULFILLMENT, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

GUARANTY - Page 11

                              NAC HOLDINGS, INC.,
                              a Nevada corporation



                              By:_________________________________________
                                 Elaine F. Rodriguez
                                 President

                              Address:    1325 Airmotive Way
                                          Reno, Nevada  89502
                              Fax No.:    (702) 322 8808
                              Phone No.:  (702) 322-3221
                              Attention:  Secretary

                              CELLSTAR INTERNATIONAL
                              CORPORATION/ASIA,
                              a Delaware corporation



                              By:_________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              AUDIOMEX EXPORT CORP.,
                              a Texas corporation



                              By:_________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

GUARANTY - Page 12

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR INTERNATIONAL
                              CORPORATION/SA,
                              a Delaware corporation



                              By:_________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

                              CELLSTAR AIR SERVICES, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

GUARANTY - Page 13

                              A & S AIR SERVICE, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Mark Q. Huggins, Senior Vice President
                                 and Chief Financial Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006
                              Fax No.:    (972) 466-0288
                              Phone No.:  (972) 466-5000
                              Attention:  General Counsel

GUARANTY - Page 14

                                  EXHIBIT H-1
                                      TO
                               CREDIT AGREEMENT

                 L/C Application for Standby Letters of Credit
                 ---------------------------------------------

[LOGO OF
COMMENCE                                             APPLICATION AND AGREEMENT
BANK APPEARS                                  FOR IRREVOCABLE STANDBY LETTER OF CREDIT
HERE]            [_] WITHOUT RENEWALS                          [_] WITH RENEWALS             Renewable until ----------------,
                                                                    FOR BANK USE ONLY                          initial date
To:  TEXAS COMMERCE BANK NATIONAL ASSOCIATION                    -------------------------------------------------------------
     P.O. Box 2528                                                Date :                        L/C.:
                                                                 -------------------------------------------------------------
     Houston, Texas 77252-8300                                    Applicant No.:
                                                                 -------------------------------------------------------------
     Date of this Application ------------------                  Beneficiary No.:
                                                                 -------------------------------------------------------------
                                                                  Advising Bank No.:
                                                                 -------------------------------------------------------------
Gentlemen:
The undersigned Applicant(s) hereby request(s) you to establish an irrevocable Standby Letter of Credit as set forth below in such language as you may deem appropriate, with such variations from such terms as you may in your discretion determine are necessary and are not materially inconsistent with this Application and Agreement, and forward the same by:

[_] Cable/telex (full details)         [_] Airmail          [_] Brief Cable/telex         [_] Other --------------------------

[_] Through your correspondence for delivery to the beneficiary or advised through -------------------------------------------
[_] Directly to beneficiary
All banking charges other than the issuing Bank's are for       [_] Beneficiary       [_] Applicant(s)
------------------------------------------------------------------------------------------------------------------------------
Liability of                                                      on Behalf of (as to appear on Letter of Credit)





---------------In favor of (Beneficiary)-------------------------------------------------------------------------------------
                                                                                      Amount

                                                                  In figures:

                                                                  In words:

----------------------------------------------------------------------------------------------------------------------------
Partial drawings:      [_] Allowed      [_] Not Allowed           Expiring at the close of business on

If drawings are allowed in installments within given periods and no drawing is made for an installment within the applicable
period, the credit
                                                                  ----------------------------------------------------------
[_] Shall      [_] Shall not be available for subsequent          At your counters, unless otherwise indicated, for Sight
                    installments                                   Payment
----------------------------------------------------------------------------------------------------------------------------
To be available by drafts at sight drawn on you duly signed and endorsed, or specify any other drawee: ---------------------
And accompanied by documents as specified below:
Beneficiary's manually signed statement on its letterhead reading exactly as follows:









----------------------------------------------------------------------------------------------------------------------------
(Complete only when the beneficiary's bank or correspondent is to issue its undertaking based on the issued Standby Letter of Credit)

[_] Request beneficiary's bank to issue and deliver their (specify type of undertaking, bid or performance bond, or other)


    -----------------------------------------------------------
    In favor of:

    -----------------------------------------------------------

    For an amount not exceeding that specified above, effective immediately and expiring at their office on ----------------
                                                                                                (30 days prior to expiry date above)
    relative to ----------------------------------------------------


    THE OPENING OF THIS CREDIT IS SUBJECT TO THE TERMS AND CONDITIONS AS SET FORTH ON THE FOLLOWING PAGES, TO WHICH TERMS AND
    CONDITIONS WE AGREE Please date and sign this Application and Agreement on Page 4 hereof.
---------------------------------------------------------------------------------------------------------------------------

              TERMS AND CONDITIONS FOR STANDBY LETTER OF CREDIT

          In consideration of the Issuance of the letter of credit and all renewals, extensions, replacements and amendments thereof (herein called the "Credit") by Bank in accordance with this Application and Agreement (this "Agreement"), the undersigned (hereinafter called "Applicants", whether one or more) jointly and severally agree to the following terms and conditions:

     1. Applicants promise to pay to Bank on demand at its office shown on front, in United States currency as follows:

  A. As to drafts, draws, demands, or other evidence of amounts drawn under or purporting to be drawn under the Credit which are payable in United States currency, the amount paid thereon, or, if so demanded by Bank, to pay Bank at its office in advance the amount required to pay such drafts, draws, demands or other evidence of amounts drawn under or purporting to be drawn under the Credit;

  B. As to drafts, draws, demands, or other evidence of amounts drawn under or purporting to be drawn under the Credit are payable in currency other than United States currency, either (i) the amount paid in the currency of the Credit at the bank of Bank's choice in the country of such currency, or (ii) the equivalent of the amount paid, in United States currency, at Bank's then current selling rate for such currency;

  C. All taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever and by whomsoever and wherever imposed in connection with this Agreement, the Credit or any transactions hereunder or thereunder; and

  D. Interest on all amounts owing to Bank hereunder at the maximum nonusurious rate of interest permitted by applicable laws of the United States of America or the State of Texas, from time to time in effect, whichever shall permit the highest lawful rate (hereinafter called "the Highest Lawful Rate"). At all times, if any, that Chapter One of Title 79, Texas Revised Civil Statues, 1925, as amended, establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated" rate ceiling (as defined therein) from time to time in effect. It is the intention of Applicants and Bank to conform strictly to applicable usury laws. It is therefore agreed that: (i) if, for any reason, the interest received for the actual period of the existence of any loan by Bank hereunder exceeds the Highest Lawful Rate, Bank shall refund to Applicants the amount of the excess or shall credit the amount of the excess against amounts owing hereunder and shall not be subject to any of the penalties provided by law for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Agreement or otherwise in connection with this Agreement or the Credit, shall not for the actual period of the existence of any loan hereunder exceed the maximum amount of interest, nor produce a rate in excess of the Highest Lawful Rate, (iii) if, for any reason, usurious interest is contracted for, charged or received, then the sole remedy of Applicants shall be to receive a refund thereof or a credit on the accrued and unpaid interest and unpaid principal under this Agreement equal to the usurious interest, it being agreed that usurious interest shall mean the amount by which the total interest contracted for, charged or received exceeds the amount of interest allowed by applicable law; and this Agreement shall be automatically deemed reformed so as to permit only the collection of the Highest Lawful Rate of Interest, and (iv) determination of the rate of Interest on any loan evidenced hereby shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the period of the full stated term of such loan, all interest at any time contracted for, charged or received from Applicants in connection with such loan.

  E. Applicants assume all risks (political, economic or otherwise) of disruptions or interruptions in currency exchange with respect to any demand payable in other than United States currency, and if there is no then prevailing exchange rate, Bank may obtain the non-United States currency from any commercially reasonable source, in which case Applicants shall pay Bank's cost therefor, inclusive of all expenses, in United States currency.

  F. Demand, for all purposes of this Agreement, shall be considered made at the time Bank mails, telephones or otherwise sends notification to Applicants.

  G. Applicants agree to pay to Bank, any Member and/or Correspondent (as hereinafter defined), or its correspondents, annually in advance not later than forty-five (45) days prior to the then current expiration date of the Credit, all fees and commissions owing to or which become owing in respect of the Credit. Such fees and commissions shall be payable at the then current rate charged by Bank and/or such other entity(ies). Payment of such fees or commissions in advance shall not affect the Bank's absolute right not to renew the Credit, however, should Bank decide in its sole and absolute discretion not to renew the Credit, Bank shall refund such advance payment to Applicants.

     2. Applicants agree that if because of any law or regulation, or because of any change in any existing law or regulation, or in the interpretation thereof by any official authority whether or not having the force of law, which comes into effect after the date of this Agreement, (a) Bank or Applicants should, with respect to this Agreement, the Credit or any transactions hereunder or thereunder, be subject to any tax, charge, fee, insurance premium, deduction or withholding of any kind whatsoever, or (b) reserve requirements, or changes in existing reserve requirements, should be imposed on Bank with respect to this Agreement or the Credit or any transactions hereunder or thereunder, and if any of the above-mentioned measures, or any other similar measure, should result in (i) any increase in the cost to Bank of issuing and maintaining the Credit pursuant to this Agreement or of any transaction under or in connection with the Credit of this Agreement, or (ii) any reduction in the payment or deposit of any amount (principal, interest, fee, commission or otherwise) receivable by Bank in respect of the Credit or this Agreement or of any transaction under the Credit of this Agreement, then Applicants shall pay to Bank upon demand such increased cost or reduction, including such additional amounts as may be necessary so that every net payment or deposit, after deduction or withholding for or on account of such payment or deposit (including any taxes levied on additional amounts paid pursuant to this paragraph), will not be less than the corresponding amount provided for under the Credit or this Agreement before giving effect to such increased cost or reduction; provided that in no event shall any additional amounts constitute interest exceed what is considered, together with other interest payments, the Highest Lawful Rate.

     3. Availments under the Credit may be effected through Bank or any advising or confirming bank (the "Payor") at the then current buying rate of the Payor for banker's sight drafts at the place from which the Payor is to receive reimbursement under the terms of the Credit, it being understood and further agreed: (a) that the amounts(s) disbursed to the beneficiary(ies) relative thereto may be in the currency local to the site of the Payor, and may be reduced by any taxes and/or other charges whether of the Payor or otherwise, and
(b) that an advice of an availment under the Credit from the Payor shall be sufficient evidence to Bank of an availment under the Credit, and such evidence thereof shall be binding upon Applicants for the purposes of this Agreement.

     4. If at any time(s) any funds and/or securities are paid to or deposited with or under the control of Bank, not as payment under paragraph 1 hereof, but to be held relative hereto, same shall be held as collateral security for the Obligations (as hereinafter defined) and without Applicants having any right to dispose of the same while any Obligations (as hereinafter defined) exist under this Agreement, but with the discretionary right in Bank to release or surrender all or any part of said funds and/or securities to or upon the order of Applicants. If any such funds are available to Bank at its office in the currency of the Credit at any time after any payment may become due hereunder, Bank may (acting in each instance in its discretion and without being required to make any prior demand for payment hereunder) apply all or any part thereof at any time(s) on account of the Obligations (as hereinafter defined), irrespective of the then current rate of exchange. Should the aggregate market value of any such funds and/or securities at any time(s) suffer any decline, or should any such property be unavailable at any time for any reason to Bank at its office or fail to conform to legal requirements. Applicants will, upon demand, make such payment(s) on account of the aforesaid Obligations, or as additional collateral therefor, will deposit and pledge with Bank additional property that is satisfactory to Bank. If any such funds as aforesaid be other then United States Dollars and occasion arises for a refund by Bank of all or any portion thereof, it shall be optional with Bank as to whether refund will be made (a) in United States Dollars at the buying rate for the foreign currency on the date of refund, or (b) in the amount and kind of the foreign currency on the date of refund, or (c) by instructing a branch or correspondent of Bank to hold the refundable amount of foreign currency for Applicants' account and risk.

     5. Applicants hereby pledge, assign and hypothecate to Bank as security for any and all of the obligations and liabilities of Applicants with respect to the Credit, the Application portion of this Agreement (the "Application") and this Agreement, whether hereinbefore or hereinafter referred to, now or hereafter existing (herein called the "Obligations"), any and all property of Applicants now or at any time(s) hereafter in Bank's possession or control or in its possession or control of any third party acting in Bank's behalf, whether for the express purpose of being used by Bank as collateral security or for safekeeping for any other or different purpose, including such property as may be in transit by mail or carrier to or from Bank, a lien and security interest being hereby given Bank upon and in any and all such property for the aggregate amount of the Obligations; and Applicants authorize Bank, at Bank's option, at any time(s), whether or not the property then held by Bank as security hereunder is deemed by Bank to be adequate, to appropriate and apply to or upon any and all of the Obligations, whether or not then due, any and all monies now or hereafter with Bank on deposit or otherwise to the credit of or belonging to Applicants and in Bank's discretion, to hold any such monies as security for any such Obligations until the exact amount thereof, if any, shall have been definitely ascertained by Bank. Bank's rights, liens and security interests hereunder shall continue unimpaired, and Applicants shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release or substitution of any property may be held as collateral hereunder at any time(s) or of any rights or interests therein, or any delay, extension of line, renewal, compromise or other indulgence granted by Bank in reference to any of the Obligations, or any promissory note, draft, bill of exchange or other instrument given Bank in connection with any of the Obligations, Applicants, and each of them individually, hereby waiving notice of any such delay, extension, release, substitution renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if Applicants had expressly agreed thereto in advance.

     6. Applicants agree at any time and from time to time, on demand, (i) to deliver, convey, transfer or assign to Bank, as security for any and all of the Obligations, and also for any and all other obligations and/or liabilities, absolute or contingent, due or to become due, which are now, or may at any time hereafter, be owing by Applicants to Bank, additional security of a value and character satisfactory to Bank, or (ii) to make such cash payment(s) in partial or full satisfaction of the Obligations of such other obligations or liabilities as Bank in its sole discretion may require.

     7. Bank is hereby authorized, at its option and without any obligation to do so, to transfer to and/or register in the name(s) of Bank's nominee(s) all or any part of the property which may be held by it as security at any time(s) hereunder, and to do so before or after the maturity of any of the Obligations and with or without notice to Applicants.

     8. The word "Property" as used herein includes goods and merchandise (as well as any and all documents relative thereto) securities, funds, monies (whether United States currency or otherwise), choses in action and any and all other forms of property, whether real, personal or mixed, tangible or intangible, and any right or interest of Applicants, or any one or more of them, therein or thereto. Bank is authorized, at its option, to file financing statement(s) and continuation statement(s) without the signature of Applicants with respect to any of the property, and Applicants jointly and severally agree to pay the cost of any such filing and to sign upon request any instruments, documents or other papers which Bank may require to perfect its security interest in the property. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement.

     9. No proceeds of the Credit will be used for any purpose which would constitute the Credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

     10. Applicants jointly and severally represent and warrant that (a) each of them which is not a natural person is duly organized in good standing and validly existing with full power and authority to execute this Agreement; (b) the execution of this Agreement has been duly authorized by all necessary action on the part of all Applicants and does not violate or contravene any law, regulation, order or decree or the articles of incorporation, bylaws, partnership agreement or any other organizational document of any Applicant; (c) all requisite licenses, permits and franchises for the operation of Applicant's business are in full force and effect; (d) any financial statements delivered to Bank in connection herewith fairly present the financial condition and results of operations of the subject or subjects thereof as of the dates and for the periods indicated therein, and no material adverse change has occurred in the financial condition of the subject or subjects thereof since the dates thereof;
(e) except as disclosed in writing to Bank in connection herewith, no litigation or administrative proceeding is pending or threatened against any Applicant; and
(f) each Applicant has filed all tax returns required to have been filed and paid all taxes shown thereon to be due. Applicants further represent and warrant to Bank that Applicants are not now in violation of any applicable limitations on the aggregate amount of loans that may be made to a borrower by any lender and that issuance of the Credit by Bank will not be, or cause the aggregate credit outstanding to any or all Applicants to exceed such limitations, and Applicants covenant and agree that Applicants will at all times during the term of this Agreement fully comply with and fully advise Bank and Member, if any, of all circumstances relevant to, all applicable lending limits.

     11. Upon the non-performance of any of the promises to pay herein set forth, or upon the non-payment of any of the Obligations or other obligations or liabilities of Applicants herein, or upon the failure of Applicants to furnish satisfactory additional collateral or to make payments on account as hereinabove agreed, or to perform or comply with any of the other terms or provisions of this Agreement, or in the event of default under any security agreement or guaranty or other document securing or guaranteeing Applicants' payment and performance of the Obligations, or should any information supplied on behalf of Applicants prove to be incorrect, false or misleading, or in the event of the death, insolvency, business failure, dissolution or termination of existence of any Applicant, or in case any petition in bankruptcy is filed by or against any Applicant, or any proceeding is commenced for the relief or readjustment of any indebtedness of any Applicant, either through reorganization, composition, extension or otherwise, or if any Applicant should make an assignment for the benefit of creditors or take advantage of any insolvency law, or if a receiver for any property of any Applicant should be appointed at any time, and in each case any of the foregoing is initiated under laws or regulations of any jurisdiction relating to the relief of debtors, then upon such occurrence, any or all of the Obligations shall, at Bank's option, become due and payable immediately, without demand or notice, notice of acceleration and of intention to accelerate being hereby expressly waived by each Applicant.

     12. Upon Applicants' failure to pay any Obligation when due, as aforesaid, or upon the occurrence of any of the events described in paragraph 11 above, Bank shall have, in addition to all other rights and remedies allowed by law, the right immediately, without demand for performance and without notice of intention to sell or of the time or place of safe sale or of redemption or other notice or demand whatsoever to any Applicant, all of which are hereby expressly waived, and without advertisement, to sell at any broker's board, or at public or private sale, or to grant options to purchase, or otherwise to realize upon the whole or from time to time any part of the collateral upon which Bank shall have a security interest or lien as aforesaid, or any interest which Applicants may have therein, and after deducting from the proceeds of sale or other disposition of the said collateral all expenses (including but not limited to reasonable attorneys' fees for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds toward the payment of any of the Obligations, in such order as Bank shall elect, and whether then due or not due, Applicants remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, each Applicant hereby agrees that a notice sent at least two
(2) days before the time of any intended public sale or of the time after which any private sale or other disposition of the said collateral is to be made, shall be reasonable notice of such sale or other disposition. Applicants also agree to assemble the said collateral at such place or places as Bank designates by written notice. At any such sale or other disposition, Bank may itself purchase the whole or any part of the said collateral sold, free from any right of redemption on the part of Applicants and free of any right to require sale in inverse order of alienation, which rights are hereby waived and released. Applicants agree that the said collateral secures, and further agree to pay on demand, whether or not any default by Applicants has occurred, all expenses (including but not limited to, reasonable attorneys' fees for legal services of every kind, the cost of any insurance and the payment of all taxes or other charges) of, or incidental to, the custody, care, appraisal, sale or collection of, or realization upon, any of the said collateral or in any way relating to the enforcement or protection of Bank's rights hereunder. Where applicable, Bank shall have, to the maximum extent permitted by applicable law, in addition to and cumulative of the rights hereinabove provided, all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in the State of Texas on the date of this Agreement.

     13. No delay on the part of Bank in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given or made upon Applicants by Bank with respect to any power of sale, lien or other right hereunder, shall constitute a waiver thereof or limit or impair the right of Bank to take any action or to exercise any power of sale, lien, option or any other right hereunder, without demand or notice or prejudice to the rights of Bank as against Applicants in any respect. Any and all rights and liens of Bank hereunder shall continue unimpaired, and Applicants shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release or substitution of any property as referred to herein, or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Bank in reference to any of the Obligations, Applicants each hereby waiving notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and each hereby consenting to be bound thereby as fully and effectually as if Applicants had expressly and specifically agreed thereto.

     14. The users and beneficiaries of the Credit shall be deemed Applicants' agents, and Applicants assume all risks of the acts or omissions of the users or beneficiaries of the Credit. Neither Bank nor its correspondents or affiliates shall assume any liability to anyone for failure to pay or accept if such failure is due to any restriction in force at the time and place of presentment, and Applicants agree to indemnify Bank from any consequences that may arise therefrom. Neither Bank nor Bank's correspondents or affiliates shall be liable or responsible in any respect for any (a) error, omission, interruption or delay in transmission, dispatch or delivery of any one or more messages or advices in connection with the Application or the Credit, whether transmitted by cable, radio, telegraph, twx, wireless, mail, electronic mail, telex, telefax, telecopy, SWIFT, or otherwise and despite any cipher or code may be employed, or
(b) errors in translation or for errors in interpretation of technical terms, or
(c) action, inaction or omission may be taken or suffered by it or them in good faith or through inadvertence in identifying or failing to identify any beneficiary(ies) or otherwise in connection with the Credit, or (d) validity, sufficiency or genuineness of document(s) even if such document(s) should in fact prove to be in any or all respects invalid or insufficient, fraudulent or forged, or (e) act, error, neglect or default, omission, insolvency or failure in business of any of Bank's correspondents. The happening of any one or more of the contingencies described above shall not affect, impair or prevent the vesting of any of Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, it is hereby further agreed that any action, inaction, or omission taken or suffered by Bank or by any of its correspondents under or in connection with the Credit or the relative drafts, demands, documents or property, if in good faith and in conformity with such foreign or domestic laws, customs or regulations as Bank or any of its correspondents may deem to be applicable thereto, shall be binding upon Applicants and shall not place Bank or any of its corespondents under any resulting liability to Applicants. If the Credit or this Agreement shall be terminated or revoked by operation of law as to any Applicant, or if any Applicant shall restrain the payment of the Credit by court order or any other means, or if this Agreement or the Credit are amended, modified, revoked or cancelled as provided for herein and any dispute, claim, demand or cause of action arises with respect thereto, Applicants will jointly and severally indemnify and save Bank harmless from any and all loss, cost, damage, expense, suit, claim, cause of action, judgment and attorneys' fees which may be suffered or incurred by Bank, whether caused in whole or in part by the negligence of Bank or any correspondent or affiliate of Bank.

     15. The Credit and this Agreement may be amended, modified, cancelled or revoked only upon the receipt by Bank from all Applicants of a written request therefor, and then only upon such terms and conditions as Bank may prescribe and then only by a writing signed by all Applicants, the beneficiaries and Bank. Notwithstanding the foregoing, however, Bank may, upon receipt of a written request therefor, signed by all Applicants, extend the expiration date and/or increase the amount of the Credit without the written or oral acceptance or consent of any or all beneficiaries of the Credit. Bank is authorized without reference to or approval by any Applicant to set forth the terms appearing on the Application portion hereof in the Credit and to modify or after such terms in such language as Bank may deem appropriate, with such variations from such terms as Bank may at its discretion determine (which determination shall be conclusive and binding upon Applicants) are necessary and are not materially inconsistent with such terms.

     16. Notwithstanding anything herein (except paragraph 17) to the contrary, it is understood and agreed that, if the Credit is issued in favor of a sovereign or commercial entity is to issue a commitment of guarantee on Applicants' behalf in connection herewith, each Applicant shall remain liable on the Credit until Bank is fully released in writing by such entity. Applicants jointly and severally agree to pay (a) all costs and expenses incurred by Bank in collection of amounts advanced under the Credit and any and all other amounts remaining unpaid hereunder through probate, reorganization, bankruptcy or any other proceeding and (b) reasonable attorneys' fees when and if collection of any such amounts is placed in the hands of an attorney for collection after default.

     17. Notwithstanding anything contained herein or in any other separate security agreement or other document executed heretofore, herewith or hereafter in connection with or related to this credit obligation, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Federal Reserve Board), the security for this credit obligation shall not extend to any non-possessory security interest in household goods (as defined in said Regulation AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein shall be construed under any circumstances to extend to any waiver of notice prohibited by Regulation AA.

     18. This Agreement and the Credit are subject to and incorporate fully herein (except as expressly modified herein or in the Credit) the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, (hereinafter referred to as "The Uniform Customs"). This Agreement and the rights of Applicants and Bank hereunder shall be subject to and governed by the substantive laws of the State of Texas, without regard to the rules regarding conflicts of laws, except when the substantive laws of the State of Texas conflict with the Uniform Customs, in which event the provisions of the Uniform Customs shall govern.

     19. If the Credit is governed by the laws of a foreign jurisdiction, the Credit may require Bank to pay funds as Bank's primary obligation. In the event Bank is, or in good faith deems itself to be, obligated to advance funds to the beneficiary(ies) hereof, Applicants hereby expressly jointly and severally agree to reimburse Bank on demand for all such advances made, notwithstanding any expiration or cancellation of the Credit by Bank or under Texas law or the Uniform Customs and even though Applicants may have an unresolved controversy with a third party or the beneficiary(ies) related to the transaction for which the Credit is being sought, including the proper interpretation of the law of such foreign jurisdiction. In the event Applicants have a dispute with the beneficiary(ies) or a third party, Applicants are required to reimburse Bank on demand, and Applicants' remedy is to seek reimbursement from the beneficiary(ies) or the third party. Bank is expressly authorized to presume that all demands for payment made by the beneficiary(ies) hereof are made in accordance with such foreign law.

     20. Unless otherwise expressly stated herein or in the Credit, neither the Credit nor this Agreement may be assigned by the beneficiary(ies) or any Applicant without the prior written consent of Bank. Bank may assign or transfer the Credit or this Agreement, or any instrument(s) evidencing all or any of the Obligations, and may deliver all or any of the property then held as security therefor, to the transferee(s) of Bank, who shall thereupon become vested with all of the powers and rights in respect thereof given to Bank herein or in the instrument(s) transferred, and Bank shall thereafter be forever relieved and fully discharged from any liabilities or responsibility with respect thereto, but Bank shall retain all rights and powers hereby given with respect to any and all instrument(s), rights or property not so transferred.

     21. This Agreement, the Application and the Credit constitute the entire agreement among the parties hereto, except for such agreements executed in connection herewith which specifically refer to this Agreement, the Application or the Credit or which grant to Bank a lien or security interest to secure any debts or obligations of any Applicant, regardless of any reference or lack thereof to this Agreement, Application or the Credit. Terms used herein in the plural number shall be construed as singular as the context requires and vice versa.

     22. Although the Credit may refer to a particular agreement or other obligation to the beneficiary(ies) executed by Applicants, the terms of such agreement are not in any manner incorporated herein. Bank shall therefore make payment upon demand under the Credit unless it appears that such demand, on its face, does not comply with the terms of the Credit. Such payment shall be made without regard to performance of any obligation by any contracting party under such agreement.

     23. Applicants agree that at all times now and hereafter they will indemnify and save Bank harmless from and against all suits, judgments, liabilities, losses or damages to it arising in any manner, including negligence on the part of Bank in connection with the Credit or this Agreement, unless due to gross negligence or willful misconduct on the part of Bank, and from and against all costs, charges and expenses, including in connection with all legal proceedings, whether groundless or otherwise, attorney's fees, it being the purpose of this Agreement to protect Bank fully in the premises.

     24. Applicants agree that no acceptance or payment of overdrafts or irregular drafts or of drafts with irregular documents attached shall, if assented to or approved by any Applicant orally or in writing, or if Bank in good faith accepts an indemnity limited to the actual damage, if any, caused by such irregularity or discrepancy, impair any rights which Bank may have under this Agreement. In case of any variation between the documents called for by the Credit or this Agreement and the documents accepted by Bank or Bank's correspondents. Applicants shall each be deemed conclusively to have waived any right to object to such variation with respect to any action by Bank or Bank's correspondents relating to such documents and to have ratified and approved such action as having been taken on Applicants' direction, unless Applicants immediately upon receipt of such documents (and prior to receipt thereof by any beneficiary or user of the Credit) file objection with Bank in writing, or unless Bank has been provided with an indemnity, as aforesaid. Applicants acknowledge and agree that, the information in the Application portion of this Agreement may be transmitted to Bank and relied on by Bank, in issuing the Credit by any means acceptable to Bank, including without limitation, SWIFT, electronic mail, telex, telephone, twx, telecopy or telefax. Applicants, Member and Correspondent (both as hereinafter defined) agree to hold Bank harmless from and against all claims, expenses, costs, liabilities, attorneys' fees, suits, judgments, and causes of action arising out of any discrepancy between the information in this Agreement, including without limitation, the Application, and that transmitted to, or received by, Bank.

     25. Issuance by Bank of the Credit applied for herein shall constitute acceptance by Bank of this Agreement.

     26. If this Agreement contains the signature of a bank which is a subsidiary of Texas Commerce Bancshares, Inc. (hereinafter referred to as the "Member") or of a correspondent bank of Bank (hereinafter referred to as the "Correspondent"), then this paragraph shall be applicable. In consideration of Bank's issuing the Credit at the request of Correspondent or Member, as applicable, Correspondent or Member as applicable, agrees that it is an Applicant hereunder with respect to Bank, and it agrees to reimburse Bank on demand and authorizes Bank, without demand or any notice whatsoever, to charge, set off against and otherwise exercise any rights Bank may have with respect to, any monies now or hereafter on deposit with or otherwise to the credit of or belonging to Correspondent or Member, as applicable, at or with Bank for any and all Obligations hereunder, whether or not any demand has been made on Applicants hereunder. As an Applicant hereunder, each Correspondent or Member Bank, as applicable, makes the same representations, warranties, covenants and agreements to Bank as the Applicants in paragraph 10 hereof and otherwise provided in this Agreement; provided, however unless otherwise agreed to in writing, or stated herein neither Member nor Correspondent agrees to furnish any security for this Agreement or the Credit other than the aforementioned monies. Upon Member's or Correspondent's, as applicable, payment to Bank of all Obligations hereunder, Bank thereupon automatically, and without further action on the part of any party, assigns and transfers rights hereunder to Correspondent or Member, as applicable, who shall be fully subrogated thereto, and Applicants agree that any right, claim or cause of action any of them may hereunder or under the Credit shall be made only against Correspondent or Member, as applicable, and Applicants agree to indemnify and hold Bank harmless from and against any claims, costs, expenses, suits or causes of action by Applicants or any beneficiary or user of the Credit. Applicants hereby agree that Correspondent or Member, as applicable, shall also (in addition to Bank) have the same rights, remedies, security interests and other liens as are stated herein, to the same effect as if additional paragraphs were fully written herein containing the same terms but substituting "Correspondent" or "Member" for "Bank" throughout. All references to secured party, beneficiary or other similar term contained in any deed of trust, security agreement, financing statement or other document or instrument executed contemporaneously herewith or previously executed by any of the Applicants for the benefit of Member or Correspondent shall be deemed to include Bank as well as Member or Correspondent. All such security agreements, financing statements, deeds of trust and other documents and instruments are amended to the extent necessary in order that the Obligations of Applicants hereunder are secured thereby and by the collateral described therein on a pari passu basis with, and in addition to, any other obligations secured thereby.

     27. [_] If this box is checked this paragraph is applicable. Applicants have requested Bank to issue a Credit which the Bank may, but is not required, to renew on an annual basis until the "latest date" indicated on the Application or such later date as any Applicant may hereafter request in writing. Applicants agree that Bank has made no commitment to any beneficiary or any Applicant, and that Bank has no obligation, to renew the Credit at or prior to the original or any subsequent expiration date. Except as expressly provided in the Credit, Bank shall have no liability to any beneficiary for the renewal of, or failure to renew, the Credit for any reason. Except as hereinafter agreed, the Bank shall not have any liability to Applicants due to the renewal of, or failure to renew, the Credit for any reason. Except to the extent any notice may be required in the Credit, Bank is not required to notify any beneficiary or Applicant of the renewal, or failure to renew, the Credit. Subject to the other conditions and indemnities in this Agreement, including negligence by Bank, Bank and Applicants agree that Bank will not renew the Credit if it receives, and an authorized officer of Bank acknowledges such receipt in writing, written notification from any Applicant at least 14 days and not more than 30 days prior to the earliest date on which, pursuant to the terms of the Credit, Bank must either renew or decline to renew the Credit or notify beneficiary(ies) of its decision to renew or not to renew the Credit. Such written notification must specify to the satisfaction of Bank the Credit, the then current expiration date, and such Applicant's request that the Credit not be renewed.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     APPLICANTS:                           ____________________________________
                                                       Printed Name
     __________________________________
               Printed Name                By:_________________________________
                                                    Authorized Signature

     __________________________________
             Authorized Signature          CORRESPONDENT/MEMBER BANK:

     __________________________________    ____________________________________
               Printed Name                            Printed Name

     By:_______________________________    By:_________________________________
             Authorized Signature                   Authorized Signature

BANK ACCEPTANCE: The Bank's Acceptance evidenced by the undersigned authorized representative's signature is provided as its acknowledgement that this agreement represents the final agreement by the parties may not be contradicted by evidence of prior contemporaneous, or subsequent oral agreements between the parties.

TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:________________________________

                                  EXHIBIT H-2
                                      TO
                               CREDIT AGREEMENT

               L/C Application for Commercial Letters of Credit
               ------------------------------------------------

[LOGO OF TEXAS
COMMERCE BANK APPEARS             APPLICATION AND AGREEMENT FOR COMMERCIAL LETTER OF CREDIT
HERE]

TO:                                                                                            FOR BANK USE ONLY
                                                                             ----------------------------------------------------
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                                      Date:                  LC NO :.
                                                                             ----------------------------------------------------
P.O. BOX 2558                                                                 Applicant No.:
                                                                             ----------------------------------------------------
HOUSTON, TEXAS 77252-8300                                                     Beneficiary No.:
                                                                             ----------------------------------------------------
Date of this Application __________________________                           Advising Bank No.:
                                                                             ----------------------------------------------------

Please issue an irrevocable ([_] Transferable) letter of credit as set forth below and forward same by [_] Airmail [_] Brief Telex
[_] Full Telex (No written confirmation to follow)
------------------------------------------------------------------------------------------------------------------------------------
Applicant(s) (Name and Address)                      Advising Bank (if blank, correspondent bank)


Account Number
--------------------------------------------------
Amount __________________   ______________________
             Figures               Currency
                                                    --------------------------------------------------------------------------------
Amount in Words                                      Beneficiary: (Name and Address)


[_] About (+ or -10%)
--------------------------------------------------
Partial Shipments   [_] Allowed   [_] Not Allowed

Transhipment        [_] Allowed   [_] Not Allowed
--------------------------------------------------
Shipment/Discharge /Taking in Charge                --------------------------------------------------------------------------------
                                                     Against documents detailed herein and beneficiary's draft(s) drawn at [_] Sight
From/At __________________________________________
Not Later Than ___________________________________   [_] _____ Days B/L Date  [_] ______ Days After Sight  [_] ______________ on
To _______________________________________________   Texas Commerce Bank National Association or ___________________________________
------------------------------------------------------------------------------------------------------------------------------------
Expiry Date                                          Documents must be presented within ______ days after shipping date, but within
At the Counters of the Drawee Bank                   validity of credit.
------------------------------------------------------------------------------------------------------------------------------------
[_] F.O.B.     [_] F.A.S.     [_] C.F.R.     [_] C.I.F      [_] C.I.P.     [_] F.C.A.     [_] Other: _______________________________
Name of City _______________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTS REQUIRED:

[_] Commercial invoice manually signed in original and ______ copies stating that it covers: (please mention commodity only, omitting excessive details)
    ________________________________________________________________________________________________________________________________
    ________________________________________________________________________________________________________________________________
[_] Certificate of Origin in Original and ___ copies
[_] Certificate of Weight and Measurement in Original and ___ copies   [_] Mill Test certificate in Original and ___ copies.
[_] Special Customs invoice in Original and ___ copies                 [_] Special Steel Summary invoice in Original and ___ copies.
[_] Packing List in Original and ___ copies
[_] Inspection Certificate manually signed and issued by ___________________________________________________________________________
[_] Negotiable Marine/Air Insurance Policy/Certificate in duplicate, for ______% of invoice value
[_] Covering  [_] All Risks  [_] War Risks  [_] Other Risks (please specify) _______________________________________________________
[_] Copy of beneficiary's telex/fax sent to _____________ within ___ days of shipment date advising details of shipment.
[_] Clean Railway Bill  [_] Clean Truck Bill of Lading  [_] Clean Air Waybill  Consigned to: _______________________________________
[_] "Clean On Board" Marine Bills of Lading (full set required if more than one original has been issued) consigned to  [_] order of Texas Commerce Bank National Association  [_] to the order of ______________________________________________________________
    Notify: ________________________________________________________________________________________________________________________
    Marked Freight            [_] Collect              [_] Prepaid

[_] Beneficiary's statement evidencing that 1 set of non-negotiable documents has been sent by  [_] Fax      to ____________________
    within ________ days of shipment.                                                           [_] Courier

Other Documents:_______________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

All documents to be forwarded in one cover by registered airmail, unless otherwise stated under Special Instructions.
Special Instructions: ______________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
All banking charges other than the issuing bank's are for        [_] Beneficiary           [_] Applicant
[_] Insurance effected by Applicants, who agree to keep insurance coverage in effect until this transaction is completed.
------------------------------------------------------------------------------------------------------------------------------------
WE HEREBY CERTIFY THAT TRANSACTIONS IN THE MERCHANDISE COVERED BY THIS APPLICATION ARE NOT PROHIBITED UNDER THE FOREIGN ASSETS
CONTROL REGULATIONS OF THE UNITED STATES TREASURY DEPARTMENT OR THE DEPARTMENT OF COMMERCE EXPORT ADMINISTRATION REGULATIONS AND
THAT ANY IMPORTATION COVERED BY THIS APPLICATION CONFORMS IN EVERY RESPECT WITH ALL EXISTING UNITED STATES GOVERNMENT AND OTHER
APPLICABLE REGULATIONS.

THE OPENING OF THIS CREDIT IS SUBJECT TO THE TERMS AND CONDITIONS AS SET FORTH ON THE FOLLOWING PAGES, TO WHICH TERMS AND CONDITIONS
WE AGREE. Please date and sign this Application and Agreement on page 4 hereof.
------------------------------------------------------------------------------------------------------------------------------------

             TERMS AND CONDITIONS FOR COMMERCIAL LETTER OF CREDIT

          In consideration of the issuance of the letter of credit and all renewals, extensions, replacements and amendments thereof (herein called the "Credit") by Texas Commerce Bank National Association (the "Bank") in accordance with this Application and Agreement (this "Agreement"), the undersigned (hereinafter called "Applicants," whether one or more) jointly and severally agree to the following terms and conditions:

     1. Applicants promise to pay to Bank on demand at 717 Travis Street, Houston, Harris County, Texas 77002, in United States currency as follows:

  A. As to drafts, demands, or acceptances drawn under or purporting to be drawn under the Credit which are payable in United States currency: (a) in the case of each sight draft or demand, the amount paid thereon, or, if so demanded by Bank, to pay Bank in advance, the amount required to pay such drafts or demands; and (b) in the case of each acceptance or time draft, the amount thereof on demand, but in any event not later than one business day prior to maturity, or, in case the acceptance is not payable at Bank's office, then on demand, but in any event in time to reach the place of payment in the ordinary course of the mails not later than one business day prior to maturity, it being understood that Bank will notify Applicants of the amount and date of maturity of each such acceptance;

   B. As to drafts, demands, or acceptances under or purporting to be under the Credit which are payable in currency other than United States currency; (a) in the case of each sight draft or demand, either (i) the amount paid in the currency of the Credit at the bank of Bank's choice in the country of such currency, or (ii) the equivalent of the amount paid, in United States currency, at Bank's then current selling rate for such currency; and (b) in the case of each acceptance or time draft, to pay Bank, on demand, but in any event in time to reach the place of payment in the ordinary course of the mails not later than one business day prior to maturity, either (i) the amount paid in the currency of the Credit at the bank of Bank's choice in the country of such currency, or
(ii) the equivalent of the acceptance in United States currency at Bank's then current selling rate for the currency in which the acceptance is payable;

  C. All taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever and by whomsoever and wherever imposed in connection with this Agreement, the Credit or any transactions hereunder or thereunder;

  D. All commissions of Bank, any Member or Correspondent (as hereinafter defined) or its correspondents, as applicable, at the rate agreed upon or as specified by Bank or such other entity, and all charges and expenses incurred by Bank for or in connection with this Agreement, the Credit or any transaction hereunder or thereunder; and

  E. Interest on all amounts owing to Bank hereunder at the Highest Lawful Rate (as hereinafter defined) permitted by applicable laws of the United States of America or the State of Texas, from time to time in effect, whichever shall permit the highest lawful rate (hereinafter referred to as "the Highest Lawful Rate"). At all times, if any, that Chapter One of Title 79, Texas Revised Civil Statues, 1925, as amended, establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated" rate ceiling (as defined therein) from time to time in effect. It is the intention of Applicants and Bank to conform strictly to applicable usury laws. It is therefore agreed that: (i) if, for any reason, the interest received for the actual period of the existence of any loan by Bank hereunder exceeds the Highest Lawful Rate, Bank shall refund to Applicants the amount of the excess or shall credit the amount of the excess against amounts owing hereunder and shall not be subject to any of the penalties provided by law for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Agreement or otherwise in connection with this Agreement or the Credit, shall not for the actual period of the existence of any loan hereunder exceed the maximum amount of interest, nor produce a rate in excess of the Highest Lawful Rate, (iii) if, for any reason, usurious interest is contracted for, charged or received, then the sole remedy of Applicants shall be to receive a refund thereof or a credit on the accrued and unpaid interest and unpaid principal under this Agreement equal to the usurious interest, it being agreed that usurious interest shall mean the amount by which the total interest contracted for, charged or received exceeds the amount of interest allowed by applicable law; and this Agreement shall be automatically deemed reformed so as to permit only the collection of the Highest Lawful Rate of interest, and (iv) determination of the rate of interest on any loan evidenced hereby shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the period of the full stated term of such loan, all interest at any time contracted for, charged or received from Applicants in connection with such loan.

  F. Applicants assume all risks (political, economic or otherwise) of disruptions or interruptions in currency exchange with respect to any demand payable in other than United States currency, and if there is no then prevailing exchange rate, Bank may obtain the non-United States currency from any commercially reasonable source, in which case Applicants shall pay Bank's cost therefor, inclusive of all expenses, in United States currency.

  G. Demand, for all purposes of this Agreement, shall be considered made at the time Bank mails, telephones or otherwise sends notification to Applicants.

     2. Applicants agree that if because of any law or regulation, or because of any change in any existing law or regulation, or in the interpretation thereof by any official authority, whether or not having the force of law, which comes into effect after the date of this Agreement, (a) Bank or Applicants should, with respect to this Agreement, the Credit or any transactions hereunder or thereunder, be subject to any tax, charge, fee, insurance premium, deduction or withholding of any kind whatsoever, or (b) reserve requirements, or changes in existing reserve requirements, should be imposed on Bank with respect to this Agreement or the Credit or any transactions hereunder or thereunder, and if any of the above-mentioned measures, or any other similar measure, should result in
(i) any increase in the cost to Bank of issuing and maintaining the Credit pursuant to this Agreement or of any transaction under or in connection with the Credit or this Agreement, or (ii) any reduction in the payment or deposit of any amount (principal, interest, fee, commission or otherwise) receivable by Bank in respect of the Credit or this Agreement or of any transaction under the Credit or this Agreement, then Applicants shall pay to Bank upon demand such increased cost or reduction, including such additional amounts as may be necessary so that every net payment or deposit, after deduction or withholding for or on account of such payment or deposit (including any taxes levied on additional amounts paid pursuant to this paragraph), will not be less than the corresponding amount provided for under the Credit or this Agreement before giving effect to such increased cost or reduction; provided that in no event shall any additional amounts which constitute interest exceed what is considered, together with other interest payments, the Highest Lawful Rate.

     3. Applicants hereby recognize and admit the Bank's ownership of and unqualified right to the possession and disposal of, and do hereby grant to Bank a security interest in, all property shipped or warehoused under or pursuant to or in connection with the Credit and in all things in any way relative thereto and the drafts, demands and acceptances drawn thereunder, whether or not released to or by Bank on trust or bailee receipt or other form of security agreement, and also in and to all shipping documents, warehouse receipts, trust or bailee receipts, policies or certificates of insurance and any other documents accompanying or relative to drafts drawn under the Credit, whether or not released to Applicants on trust or bailee receipt or other form of security agreement, and in and to the proceeds of each and all the foregoing, until such time as all the obligations or liabilities of the Applicants pursuant to the Credit, the Application and this Agreement, now or hereafter existing (the "Obligations") have been fully paid and discharged; and that all or any of the foregoing property and documents, and the proceeds of any thereof, coming into the possession of Bank or any of its correspondents, may be held and disposed of by Bank as hereinafter provided; and the receipt by Bank, or any of its correspondents, at any time of other security, of whatsoever nature, including cash, shall not be deemed a waiver of any of Bank's rights or powers granted or acknowledged herein.

     4. In the event that Bank delivers to Applicants or upon Applicant's order any documents or any property with respect to the Credit prior to Bank's having received reimbursement with respect to the relative drafts, acceptances, demands or receipts as herein provided, Applicants further agree to execute and deliver to Bank a trust receipt or other security agreement and a financing statement or like statement all in form acceptable to Bank, and pay all attorneys', filing and recording fees.

     5. Applicants hereby pledge, assign and hypothecate to Bank as security for any and all of the Obligations, any and all property of Applicants now or at any time(s) hereafter in Bank's possession or control, or that of any third party acting in Bank's behalf whether for the express purpose of being used by Bank as collateral security or for safekeeping or for any other purpose, including such property as may be in transit by mail or carrier to or from Bank, a lien and security interest being herby granted Bank upon and in any and all such property for the aggregate amount of the Obligations; and Applicants authorize Bank, at Bank's option, at any time(s), whether or not the property then held by Bank as security hereunder is deemed by Bank to be adequate, to appropriate and apply upon any and all of the Obligations, whether or not then due, any and all monies now or hereafter with Bank on deposit or otherwise to the credit of or belonging to Applicants or in Bank's discretion, to hold any such monies as security for Obligations until the exact amount of such Obligations, if any, shall have been definitely ascertained by Bank. Bank's rights, liens and security interests hereunder shall continue unimpaired, and Applicants shall be and remain obligated in accordance with the terms and provisions hereof notwithstanding the release or substitution of any property which may be held as collateral hereunder at any time(s) or of any rights or interests therein, or any delay, extension of time, release, substitution, waiver, renewal, compromise or other indulgence granted by Bank in reference to any of the Obligations, or any promissory note, draft, bill of exchange or other instrument given Bank in connection with any of the Obligations, Applicants, and each of them individually, hereby waiving notice of any such delay, extension, release, substitution, waiver, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if Applicants had expressly agreed thereto in advance.

     6. Applicants agree at any time and from time to time, on demand, (i) to deliver, convey, transfer or assign to Bank, as security for any and all of the Obligations, and also for any and all other obligations and/or liabilities, whether absolute or contingent, due or to become due, which are now, or may at any time hereafter, be owing by Applicants to Bank, additional security of a value and character satisfactory to Bank, or (ii) to make such cash payment(s) in partial or full satisfaction of the Obligations of such other obligations or liabilities as Bank in its sole direction may require.

     7. Bank is hereby authorized, at its option and without any obligation to do so, to transfer to or register in the name(s) of Bank's nominee(s) all or any part of the property which may be held by it as security at any time(s) hereunder, and to do so before or after the maturity of any of the Obligations and with or without notice to Applicants.

     8. Upon the non-performance of any of the promises to pay herein set forth, or upon the non-payment of any of the Obligations or other obligations or liabilities of Applicants herein, or upon the failure of Applicants to furnish satisfactory additional collateral or to make payments on account as hereinabove agreed, or to perform or comply with any of the other terms or provisions of this Agreement, or in the event of default under any security agreement or guaranty or other document securing or guaranteeing Applicants' payment or performance of the Obligations, or should any information supplied on behalf of Applicants prove to be incorrect, false or misleading, or in the event of the death, insolvency, business failure, dissolution or termination or existence of any Applicant, or in case any petition in bankruptcy is filed by or against any Applicant, or any proceeding is commenced for the relief or readjustment of any indebtedness of any Applicant, either through reorganization, composition extension or otherwise, or if any Applicant should make an assignment for the benefit or creditors or take advantage of any insolvency law, or if a receiver of any property of any Applicant should be appointed at any time, and in each case any of the foregoing is initiated under laws or regulations of any jurisdiction relating to the relief of debtors, then upon such occurrence, any or all of the Obligations shall, at Bank's option, become due and payable immediately, without demand or notice, notice of acceleration and of intention to accelerate being hereby expressly waived.

     9. Upon Applicants' failure to pay any Obligation when due, as aforesaid, or upon the occurrence of any of the events described in paragraph 8 above, Bank shall have, in addition to all other rights and remedies allowed by law, the right immediately, without demand for performance and without notice of intention to sell or of the time or place of sale or of redemption or other notice or demand whatsoever to any Applicant, all of which are hereby expressly waived, and without advertisement, to sell at any broker's board, or at public or private sale, or to grant options to purchase, or otherwise to realize upon the whole or from time to time any part of the collateral upon which Bank shall have a security interest or lien as aforesaid, or any interest Applicants may have therein, and after deducing from the proceeds of sale or other disposition of the said collateral all expenses (including but not limited to reasonable attorneys' fees for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds toward the payment of any of the Obligations, in such order as Bank shall elect, and whether then due or not due. Applicants remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, Applicants hereby agree that a notice sent at least two (2) days before the time of any intended public sale or of the time after which any private sale or other disposition of the said collateral is to be made, shall be reasonable notice of such sale or other disposition. Applicants also agree to assemble the said collateral at such place or places as Bank designates by written notice. At any such sale or other disposition, Bank may itself purchase the whole or any part of the said collateral sold, free from any right of redemption on the part of Applicants and free of any right to require sale in inverse order of alienation, which rights are hereby waived and released. Applicants agree that the said collateral secures, and further agree to pay on demand, whether or not any default by Applicants has occurred, all expenses (including but not limited to, reasonable attorneys' fees for legal services of every kind, the cost of any insurance and the payment of all taxes or other charges) of, or incidental to, the custody, care, appraisal, sale or collection of, or realization upon, any of the said collateral or in any way relating to the enforcement or protection of Bank's rights hereunder. Where applicable, Bank shall have, to the maximum extent permitted by applicable law, in addition to and cumulative of the rights hereinabove provided, all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in the State of Texas of the date of this Agreement.

     10. Bank and any of its correspondents may receive and accept as "bills of lading" under the Credit any documents issued or purporting to be issued by or on behalf of any carrier acknowledge receipt of property for transportation, whatever the specific provisions of such documents, and the date of each such document shall be deemed the date of shipment of the property mentioned therein; and such documents shall be deemed in order if such date is within the time limit fixed by the Credit; and Bank may receive and accept as documents of insurance either insurance policies or insurance certificates.

     11. In the event of any change or modification with respect to: (a) the amount or duration of the Credit; (b) the time or place of shipment of any property thereunder; (c) the drawing, negotiation, presentation, acceptance, or maturity of any drafts, acceptances or other documents; or (d) any of the other terms or provisions of the Credit, such change or modification being done at the request of any Applicant, this Agreement shall be binding upon Applicants in all respects with regard to the Credit so changed or modified, inclusive of any action taken by Bank or any of its correspondents.

     12. The users and beneficiaries of the Credit shall be deemed Applicants' agents, and Applicants assume all risks of the acts or omissions of the users or beneficiaries of the Credit. Neither Bank nor its correspondents shall assume any liability to anyone for failure to pay or accept if such failure is due to any restriction in force at the time and place of presentment, and Applicants agree to indemnify Bank from any consequences that may arise therefrom. Neither Bank nor Bank's correspondents shall be responsible: (a) for existence, character, quality, quantity, condition, packing, value, or delivery of the property purporting to be represented by documents; (b) for any difference in character, quality, quantity, condition, packing, or value of the property from that expressed in documents; (c) for the validity, sufficiency, or genuineness of documents, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (d) for the time, place manner or order in which shipment is made; (e) for partial or incomplete shipment, or failure or omission to ship any or all of the property referred to in the Credit; (f) for the character, adequacy, validity or genuineness of any insurance; (g) for the solvency or responsibility of any insurer, or for any other risk connected with insurance; (h) for any deviation from instruction, delay, default or fraud by the shipper or anyone else in connection with the property or the shipping thereof or the documents; (i) for the solvency, responsibility or relationship to the property of any party issuing any documents in connection therewith; (j) for delay in arrival or failure to arrive of either the property or any of the documents relating thereto; (k) for delay in giving or failure to give notice of arrival or any other notice; (l) for any breach of contract between the shippers or vendors and Applicants; (m) for failure of any draft, demand or acceptance to bear any reference or adequate reference to the Credit, or failure of documents to accompany and draft, demand or acceptance at negotiation, or failure to send forward documents apart from drafts as required by terms of the Credit (each of which provisions, if contained in the Credit, may be waived by Bank); (n) for errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, cable, telegraph, twx, wireless, telecopy, telefax, electronic mail, SWIFT or otherwise, whether or not they be in or contain code; or, (o) for errors in translation or for errors in interpretation of technical terms. Bank shall not be responsible for any act, error, neglect or default, omission, insolvency or failure in business of any of its correspondents, and the happening of any one or more of the contingencies referred to in the preceding sentence shall not affect, impair or prevent the vesting of any of Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, it is herby further agreed that any action, inaction, or omission taken or suffered by Bank or by any of its correspondents under or in connection with the Credit or the relative drafts, demands, acceptances, documents, or property, if in good faith and in conformity with such foreign or domestic laws, customs or regulations as Bank or any of its correspondents may deem to be applicable thereto, shall be binding upon Applicants and shall not place Bank or any of its correspondents under any resulting liability to Applicants. If the Credit or this Agreement shall be terminated or revoked by operation of any law as to any Applicant, or, if any Applicant shall restrain the payment of the Credit by court order or any other means, Applicants will jointly and severally indemnify and save Bank harmless from any and all loss, cost damage, expense, suit, claim, cause of action, judgement and attorneys' fees which may be suffered or incurred by Bank, whether caused in whole or in part by the negligence of Bank or any correspondent or affiliate of Bank.

     13. Applicants agree to procure promptly any required import, export or other licenses, consents or certifications for the import, export or shipping of any and all property shipped under or pursuant to or in connection with the Credit; to comply with any and all foreign and domestic government regulations, rules and executive orders in regard to the shipment of any and all such property or the financing thereof; to furnish such certificates in that respect as Bank may at any time(s) require; to keep the property covered by insurance satisfactory to Bank, insured by insurers acceptable to Bank; and to assign the policies or certificates of insurance to Bank, or to make the loss or adjustment, if any, payable to Bank, at its option, and to furnish Bank, if demanded, with evidence of acceptance by the insurers of such assignment. Applicants certify that neither the shipment of the property nor the origin thereof is such as would render shipment or the issuance of or payment on the Credit in violation of the laws, regulations, rules or executive orders of the United States of America or of any other country having jurisdiction thereof.

     14. No delay on Bank's part in exercising any power of sale or any other rights or options hereunder, and no notice or demand which may be given to or made upon Applicants by Bank with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair Bank's right to take any action or to exercise any power of sale, or any other rights or options hereunder, without notice or demand, or prejudice Bank's rights as against Applicants in any respect. Bank will not be deemed to have waived any of its rights unless Bank shall have signed such waiver in writing.

     15. Applicants represent and warrant that each Applicant has the authority and has obtained all approvals and consents necessary to enter into and perform this Agreement, and that the entering into and performance of this Agreement will not result in a breach of any of the terms and conditions of any agreement, instrument, order or judgment under which any Applicant is a party or by which any Applicant or its property may be bound or affected or under any charter documents of any Applicant, and will not violate any provision of applicable law. This Agreement is to remain in force and be applicable to all transactions notwithstanding any change in the composition of any firm or firms, parties to this Agreement, or users or beneficiaries of the Credit, whether such change shall arise from the accession of one or more partners or from the death or secession of any partner or partners or from the incorporation of any partnership, or otherwise.

     16. Applicants agree that at all times now and hereafter they will indemnify and save Bank harmless from and against all suits, judgments, liabilities, losses or damages to it arising in any manner, including negligence on the part of the Bank, in connection with the Credit or this Agreement, unless due to gross negligence or willful misconduct on the part of Bank, and from and against all costs, charges and expenses, reasonable attorneys' fees and those costs, charges and expenses incurred in connection with all legal proceedings, whether groundless or otherwise, it being the purpose of this Agreement to protect Bank fully in the premises.

     17. Applicants agree that no acceptance or payment of overdrafts or irregular drafts or of drafts with irregular documents attached shall, if assented to or approved by any Applicant orally or in writing, or if Bank in good faith accepts an indemnity limited to the actual damage, if any, caused by such irregularity or discrepancy, impair any rights which Bank may have under this Agreement. In case of any variation between the documents called for by the Credit or this agreement and the documents accepted by Bank or Bank's correspondents. Applicants each shall be deemed conclusively to have waived any right to object to such variation with respect to any action by Bank or Bank's correspondents relating to such documents and to have ratified and approved such action as having been taken on Applicants' direction, unless Applicants immediately upon receipt of such documents (and prior to receipt thereof by any beneficiary or user of the Credit) file objection with Bank in writing, or unless Bank has been provided with an indemnity, as aforesaid. Applicants acknowledge and agree that the information in the Application portion of this Agreement (the "Application") may be transmitted to Bank and relied on by Bank in issuing the Credit by any means acceptable to Bank, including without limitation, SWIFT, electronic mail, telex, twx, telephone, telecopy or telefax. Applicants, Member and Correspondent (both as hereinafter defined) agree to hold Bank harmless from and against all claims, expenses, costs, liabilities, attorneys' fees, suits, judgments, and causes of action arising out of any discrepancy between the information in this Agreement, including without limitation, the Application, and that transmitted to, or received by, Bank.

     18. This Agreement and the Credit are subject to and incorporate fully herein (except as expressly modified herein or in the Credit) the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, hereinafter referred to as "the Uniform Customs". THIS AGREEMENT AND THE RIGHTS OF APPLICANTS AND BANK HEREUNDER SHALL BE SUBJECT TO AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES REGARDING CONFLICTS OF LAWS, EXCEPT WHEN THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS CONFLICT WITH THE UNIFORM CUSTOMS, IN WHICH EVENT THE PROVISIONS OF THE UNIFORM CUSTOMS SHALL GOVERN.

     19. Issuance by Bank of the Credit applied for herein shall constitute acceptance by Bank of this Agreement.

     20. If this Agreement contains the signature of a bank which is a subsidiary of Texas Commerce Bancshares, Inc. (hereinafter referred to as the "Member") or of a correspondent bank of Bank (hereinafter referred to as the "Correspondent"), then this Paragraph shall be applicable. In consideration of Bank's issuing the Credit at the request of Correspondent or Member, as applicable, Correspondent or Member as applicable, agrees that it is an Applicant hereunder with respect to Bank, and it agrees to reimburse Bank on demand and authorizes Bank, without demand or any notice whatsoever, to charge, setoff against and otherwise exercise any rights Bank may have with respect to, any monies now or hereafter on deposit with or otherwise to the credit of or belonging to Correspondent or Member, as applicable, at or with Bank for any and all Obligations hereunder, whether or not any demand has been made on Applicants hereunder. However, unless agreed otherwise, or stated herein neither Member nor Correspondent agrees to furnish any security for this Agreement or the Credit other than the aforementioned monies. Upon Member's or Correspondent's payment to Bank of all Obligations hereunder, Bank thereupon automatically, and without further action on the part of any party, assigns and transfers its rights hereunder to Correspondent or Member, as applicable, who shall be fully subrogated thereto, and Applicants agree that any right, claim or cause of action which any of them may have hereunder or under the Credit shall be made only against Correspondent or Member, as applicable, and Applicants agree, regardless of whether Bank was negligent or not, to indemnify and hold Bank harmless from and against any claims, costs, expenses, suits or causes of action by Applicants or any beneficiary or user of the Credit. Applicants hereby agree that Correspondent or Member, as applicable, shall also (in addition to Bank) have the same rights, remedies, security interests and other liens as are stated herein, to the same effect as if additional paragraphs were fully written herein containing the same terms but substituting "Correspondent" or "Member" for "Bank" throughout. All references to secured party, beneficiary or other similar term contained in any deed of trust, security agreement, financing statement or other document or instrument executed contemporaneously herewith or previously executed by any of the Applicants for the benefit of Member or Correspondent shall be deemed to include Bank as well as Member or Correspondent. All such security agreements, financing statements, deeds of trust and other documents and instruments are amended to the extent necessary in order that the Obligations of Applicants hereunder are secured thereby and by the collateral described therein on a pari passu basis with, and in addition to, any other obligations secured thereby.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     APPLICANTS:


     ________________________________       ___________________________________
               Printed Name                            Printed Name

     By:_____________________________       By:________________________________
            Authorized Signature                    Authorized Signature

     ________________________________       CORRESPONDENT/MEMBER BANK:
               Printed Name

     By:_____________________________       ___________________________________
            Authorized Signature                       Printed Name

                                            By:________________________________
                                                    Authorized Signature


BANK ACCEPTANCE: The Bank's Acceptance evidenced by the undersigned authorized representative's signature is provided as its acknowledgement that this agreement represents the final agreement by the parties which may not be contradicted by evidence of prior contemporaneous, or subsequent oral agreements between the parties.


TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:____________________________________________

                                   EXHIBIT I
                                      TO
                               CREDIT AGREEMENT

                       Form of Assignment and Acceptance
                       ---------------------------------

                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------

                           Dated _____________, 19__


     Reference is made to the Credit Agreement dated as of October 15, 1997 (as the same may be amended and in effect from time to time, the "Credit
                                                              ------
Agreement"), among CELLSTAR CORPORATION, a Delaware corporation (the
---------
"Borrower"), each of the banks or other lending institutions which is or may
 --------
from time to time become a signatory thereto or any successor or permitted assignee thereof named therein (each a "Bank" and, collectively, the "Banks"),
                                        ----                          -----
THE FIRST NATIONAL BANK OF CHICAGO and NATIONAL CITY BANK, as co-agents (collectively, the "Co-Agents"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a
                    ---------
national banking association, as agent (in such capacity, the "Agent").
                                                               -----
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     __________________________________________________________ (the "Assignor")
and __________________________________________ (the "Assignee") agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _____% interest in and to all the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Commitment of the Assignor on the Effective Date, such percentage interest in the Advances owing to the Assignor outstanding on the Effective Date, and such percentage interest in Assignor's participation share of the Letter of Credit Liabilities outstanding on the Effective Date, together with such percentage interest in all unpaid interest and fees accrued from the Effective Date). This Assignment and Acceptance is made by Assignor without recourse.

     2. The Assignor (i) represents that as of the date hereof, its Commitment is $_______________, the outstanding principal balance of its Advances is $_______________, and the amount of Assignor's participation interest in the Letter of Credit Liabilities is $_______________ (all as unreduced by any assignments which have not yet become effective);
          (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan

ASSIGNMENT AND ACCEPTANCE - Page 1

          Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any other Obligated Party of any of their obligations under the Agreement or any other Loan Document; and
          (iv) attaches the Note held by Assignor and requests that the Agent exchange such Notes for new Notes payable to the order of (A) Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and (B) the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified above.

     3. The Assignee (i) represents and warrants that it is legally authorized to enter in this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iv) confirms that it is eligible to be an Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank; [and
          (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Documents or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty]./1/

_________________________
/1/ If the Assignee is organized under the laws of a jurisdiction outside the United States.

ASSIGNMENT AND ACCEPTANCE - Page 2

     4. The effective date for this Assignment and Acceptance shall be ______________, 19___ (the "Effective Date")./2/ Following the
                                      --------------
          execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

     5.   Upon such acceptance and recording, from and after the Effective Date,
          (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Bank thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

     6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

     7. The Assignee has executed and delivered a confidentiality agreement in substantially the form of the confidentiality agreements between the Borrower and the other Banks.

     8. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                   [NAME OF ASSIGNOR],



                                   By:__________________________
                                   Name:________________________
                                   Title:_______________________

__________________
/2/ Such date shall be at least ten (10) Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Agent.

ASSIGNMENT AND ACCEPTANCE - Page 3

                                   [NAME OF ASSIGNEE],



                                   By:__________________________
                                   Name:________________________
                                   Title:_______________________

ACCEPTED BY:

TEXAS COMMERCE BANK NATIONAL
ASSOCIATION, as Agent



By:___________________________
  Name:_______________________
  Title:______________________
  Date:_______________________

CONSENTED TO BY:

CELLSTAR CORPORATION/3/

By:___________________________
  Name:_______________________
  Title:______________________

________________________
/3/ This Assignment and Acceptance shall be required to be signed by Borrower only if its consent is required under the Credit Agreement. The consent of Borrower shall not be unreasonably withheld and is not required after the occurrence and during the continuance of a Default.

ASSIGNMENT AND ACCEPTANCE - Page 4

                                   EXHIBIT J
                                      TO
                               CREDIT AGREEMENT

                  Contribution and Indemnification Agreement
                  ------------------------------------------

                  CONTRIBUTION AND INDEMNIFICATION AGREEMENT
                  ------------------------------------------


     THIS CONTRIBUTION AND INDEMNIFICATION AGREEMENT (this "Agreement"), dated
                                                            ---------
as of October 15, 1997, is entered into by and among CellStar Corporation, a Delaware corporation (the "Borrower"), and the undersigned Guarantors (each a
                           --------
"Guarantor" and collectively, the "Guarantors," and together with Borrower each
 ---------                         ----------
a "Company" and, collectively, the "Companies").
   -------                          ---------

                               R E C I T A L S:
                               - - - - - - - -

     A. Borrower, certain banks or lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), The First National
                       ----                          -----
Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-
                                                                         ---
Agents"), and Texas Commerce Bank National Association, as agent for the Banks
------
(the "Agent"), have entered into that certain Credit Agreement of even date
      -----
herewith (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, the "Credit Agreement"), providing for loans and
                                 ----------------
extensions of credit to the Borrower.

     B. Concurrently herewith, the Guarantors are executing and delivering a Guaranty (the "Guaranty"), pursuant to which the Guarantors jointly and
               --------
severally guarantee the full and prompt payment and performance of the Guaranteed Indebtedness, as such term is defined in the Guaranty.

     C. The Companies wish to enter into this Agreement to effect an equitable sharing of their risk in respect of the Guaranteed Indebtedness.

                              A G R E E M E N T:
                              - - - - - - - - -

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used in this Agreement to the extent not otherwise defined herein shall have the same meanings as in the Credit Agreement.

     2. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness, it shall have the rights of contribution and reimbursement set forth below against the other Companies and shall be indemnified as set forth below; provided that no Guarantor shall enforce its rights to any payment by
       --------
exercising its rights of contribution, reimbursement or indemnification unless and until all the Guaranteed Indebtedness shall have been paid in full.

     3. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness that is greater than its Pro Rata Percentage (hereinafter defined) of the Guaranteed Indebtedness, calculated as of the date such payment is made, the Guarantor making such payment shall have

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 1
the right to receive from each of the other Guarantors, and the other Guarantors jointly and severally agree to pay to such Guarantor, when permitted by paragraph 2 hereof, an amount such that the net payments made by the Guarantors
-----------
in respect of the Guaranteed Indebtedness shall be shared among the Guarantors pro rata in proportion to their respective Pro Rata Percentages of the Guaranteed Indebtedness. The Guarantors hereby jointly and severally indemnify each of the other Guarantors and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness in excess of such Guarantor's respective Pro Rata Percentage of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Guarantor that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full. As used herein, the term "Pro Rata Percentage" shall mean, for each Guarantor, the percentage derived by
 -------------------
dividing (a) the amount by which the fair saleable value of its assets on August 31, 1997 exceeds its liabilities (without giving effect to its Guaranty) (such excess for each Guarantor, its "Net Worth"), by (b) the Net Worth of all of the
                                ---------
Guarantors.

     4. If any Guarantor makes any payment in respect of the Guaranteed Indebtedness, the Guarantor making such payment shall have the right to receive from the Borrower, and the Borrower agrees to pay to such Guarantor, when permitted by paragraph 2 hereof, an amount equal to such payment. The Borrower
             -----------
hereby indemnifies each of the Guarantors and agrees to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of the Borrower that shall accrue pursuant to this Agreement shall be paid or shall be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full.

     5. Each Company represents and warrants to each other Company and to their respective successors and assigns that:

          (a) the execution, delivery and performance by each party hereto of this Agreement are within such Company's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, as the case may be, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles or certificate of incorporation or bylaws or other organizing document of such party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such Company;

          (b) this Agreement constitutes a legal, valid and binding agreement of each Company, enforceable against such Company in accordance with its terms; and

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 2

          (c) such Company has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted, will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable, and is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representation is supported by such Company's internal projections and forecasts.

     6. No failure or delay by any Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

     7. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by the Agent.

     8. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     10. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   BORROWER:
                                   --------

                                   CELLSTAR CORPORATION



                                   By:_________________________________________
                                        Mark Q. Huggins, Senior Vice President
                                        and Chief Financial Officer

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 3

                              GUARANTORS:
                              ----------

                              NATIONAL AUTO CENTER, INC.



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

                              CELLSTAR, LTD.

                              By:  National Auto Center, Inc.,
                                   its general partner



                                   By:__________________________________________
                                        Mark Q. Huggins, Senior Vice President
                                        and Chief Financial Officer

                              CELLSTAR FULFILLMENT, LTD.

                              By:  CellStar Fulfillment, Inc.,
                                   its general partner



                                   By:__________________________________________
                                        Mark Q. Huggins, Senior Vice President
                                        and Chief Financial Officer

                              CELLSTAR WEST, INC.



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 4

                              CELLSTAR AIR SERVICES, INC.



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

                              A & S AIR SERVICE, INC.



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   Chief Financial Officer

                              CELLSTAR INTERNATIONAL
                                CORPORATION/SA



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

                              AUDIOMEX EXPORT CORP.



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

                              CELLSTAR INTERNATIONAL
                                CORPORATION/ASIA



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 5

                              CELLSTAR FULFILLMENT, INC.



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer




                              NAC HOLDINGS, INC.



                              By:_______________________________________________
                                   Elaine F. Rodriguez
                                   President

                              ACC-CELLSTAR, INC.



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

                              CELLSTAR FINANCO, INC.



                              By:_______________________________________________
                                   Mark Q. Huggins, Senior Vice President
                                   and Chief Financial Officer

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 6

                                   EXHIBIT K
                                      TO
                                CREDIT AGREEMENT

                              Account Information
                              -------------------


Name:_____________________________________________________________________

City:_____________________________________________________________________

Country:__________________________________________________________________

Sort Code:________________________________________________________________

For Credit To:____________________________________________________________

Attention:________________________________________________________________

Reference:________________________________________________________________

Account Number:___________________________________________________________

Swift Address:____________________________________________________________

                                 SCHEDULE 8.5
                                 ------------

                              EXISTING LITIGATION
                              -------------------

Four purported class action lawsuits were filed in the United States District Court for the Northern District Court for the Northern District of Texas, Dallas Division, which have been consolidated in the case styled State of Wisconsin Investment Board, Diane Lawson, Martin Katz, Mostafa Aboul-Fetouh, Ahmed Aboul-Fetouh and Enass Aboul-Fetouh on behalf of themselves and others similarly situated v. Alan H. Goldfield, Terry S. Parker, Kenneth W. Sanders, John S. Bain, Evelyn M. Henry, Michael S. Hedge, Kenneth E. Kerby, Daniel T. Bogar, Leonard C. Ratley, James L. Johnson, Ronald J. Kramer, CellStar Corporation and KPMG Peat Marwick LLP, Civil Action No. 3:96-CV-1353-R. The State of Wisconsin Investment Board has been appointed lead plaintiff in the consolidated action and has filed a Consolidated Amended Complaint asserting claims against CellStar Corporation and certain of its present and former officers and directors for violations of Section 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder, Section 27.01 of the Texas Civil Statutes, common law fraud, negligent misrepresentation, and breach of fiduciary duty to disclose under Delaware common law. The consolidated Amended Complaint alleges, among other things, that the defendants misrepresented or failed to disclosed material facts regarding the business, financial condition, performance and future prospects of CellStar Corporation and that, as a result of such statements or omissions, the value of CellStar Corporation's Common Stock was artificially inflated. In December, 1996, defendants filed motions to dismiss all claims asserted in the Consolidated Amended Complaint. The motions are pending.

CellStar Corporation is a party to various other claims, legal actions and complaints arising in the ordinary course of business. Management believes that the disposition of these other matters will not have a materially adverse effect on the consolidated financial condition or results of operations of CellStar Corporation.


Schedule 8.5, Existing Litigation

                                 SCHEDULE 8.9
                                 ------------

                                 EXISTING DEBT
                                 -------------


1. $150.0 Million Convertible Subordinated Notes due October 15, 2002, issued by CellStar Corporation pursuant to Indenture dated October 14, 1997.

2. Guarantee by CellStar Corporation of obligations of CellStar Amtel Sdn Bhd (the Malaysian affiliate) under its credit facility with DCB Bank Berhad Malaysia, which guarantee is limited to a maximum of RM 13.2 million, or US $4.6 million as of August 31, 1997.

SCHEDULE 8.9, EXISTING DEBT.

                                 SCHEDULE 8.14
                                 -------------



                  LIST OF SUBSIDIARIES AND FOREIGN AFFILIATES
                  -------------------------------------------
                  AND PERCENTAGE OF BORROWER'S OWNERSHIP /1/
                  --------------------------------------


Name of Subsidiary                              Incorporation
------------------                              -------------

National Auto Center, Inc.                      Texas

CellStar Financo, Inc.                          Delaware

CellStar Air Services, Inc.                     Delaware

A&S Air Service, Inc.                           Delaware

CellStar Fulfillment, Inc.                      Delaware

NAC Holdings, Inc.                              Nevada

CellStar West, Inc. /2/                         Delaware

CellStar, Ltd.                                  Texas Limited Partnership

CellStar Fulfillment, Ltd.                      Texas Limited Partnership

CellStar International Corporation/SA           Delaware

CellStar, S.A.                                  Argentina

CellStar International Telefonia
  Celular Ltda.                                 Brazil

Cellular Industria da Telefonia
  da Amazonia Ltda.                             Brazil

___________________
/1/    100%, unless otherwise stated.
/2/    80% owned

                                SCHEDULE 8.14
                                -------------


CellStar Celular Chile, S.A.                    Chile

CellStar de Colombia, S.A.                      Colombia

CellStar Ecuador, S.A.                          Ecuador

CellStar (UK) Ltd.                              United Kingdom

CellStar Europe Ltd.                            United Kingdom

CellStar Celular, S.A.                          Venezuela

ACC-CellStar, Inc. /3/                          Delaware

Audiomex Export Corp.                           Texas

Celular Express S.A. de C.V.                    Mexico

Celular Express Management
 S.A. de C.V.                                   Mexico

CellStar International Corporation/Asia         Delaware

CellStar Pacific Pte. Ltd.                      Singapore

CellStar Amtel Sdn Bhd /4/                      Malaysia

CellStar Philippines, Inc.                      Philippines

CellStar Telecommunication
  Taiwan Co Ltd.                                Taiwan

CellStar (Asia) Corporation Limited             Hong Kong

Shanghai CellStar International

___________________
/3/    80% owned.
/4/    30% directly owned and 19% beneficially owned.

                                SCHEDULE 8.14
                                -------------


Trading Co. Ltd.                                PRC

CellStar Telecommunications
   Service (Asia) Limited  /5/                  Hong Kong

CellStar Singapore Pte Ltd                      Singapore

HCL-CellStar Ltd.  /6/                          India

___________________
/5/    60% owned.
/6/    50% owned.

------------------------------------------------------------------------------------------------------------------------------------
            CellStar Corporation
                 Delaware

CellStar Air Services, Inc.                                            National Auto Center, Inc
       Delaware                                                                Texas

    A & S Air Services, Inc                       CellStar Fulfillment Inc.              NAC Holdings, Inc.
          Delaware                                       Delaware                             Nevada

                                                                    CellStar Fulfillment Ltd.      CellStar Ltd.
                                                                         TX Ltd Ptnership         TX Ltd Ptnership

                   CellStar International     AudioMex Export Corp.    CellStar West, Inc.       CellStar International
                   Corporation/SA Delaware          Texas                   Delaware            Corporation/Asia Delaware

Cellular, SA      CellStar International Telefonia    Celular Express S.A. de C.V.                     CellStar Pacific Pte, Ltd
 Argentina                  Celular Ltda.                     Mexico                                           Singapore
                               Brazil

                  CellStar Industries da Telefonia       Celular Express        CellStar Amtel Sdn Bhd   CellStar Phillipines, Inc
                          da Amazonia Ltda.           Management S.A. de C.V.          Malaysia                  Phillipines
                               Brazil                          Mexico

CellStar Celular Chile, S.A.     CellStar de Columbia                                           CellStar Telecommunication
           Chile                   S.A. Columbia                                                      Taiwan Co. Ltd.
                                                                                                           Taiwan

CellStar Ecuador, S.A.            CellStar (UK) Ltd.                                          CellStar (Asia) Corporation Limited
      Ecuador                          UK                                                                 Hong Kong


                                 CellStar Europe Ltd.               Shanghai CellStar International      CellStar Telecommunications
                                          UK                               Trading Co. Ltd                  Service (Asia) Limited
                                                                                  PRC                              Hong Kong

         CellStar Celular, S.A.     ACC-CellStar, Inc.                                       CellStar Singapore Pte Ltd.
               Venezuela                 Delaware                                                    Singapore


                                                                                                   HCL-CellStar Ltd.
                                                                                                        India

        CellStar Financo, Inc
              Delaware
------------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 8.19
                                 -------------

                             ENVIRONMENTAL MATTERS
                             ---------------------




                                     NONE.

                                 SCHEDULE 8.20
                                 -------------

                       PATENTS, TRADEMARKS AND COPYRIGHT
                       ---------------------------------

                            SEE ATTACHED SCHEDULES.

                                                                        10/13/97

                     CELLSTAR, LTD. U.S. PATENT APPLICATION
                     --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SERIAL NO.                   FILING DATE          TITLE                   INVENTOR(S)                        ASSIGNMENT RECORDATION
                                                                                                             (REEL/FRAME)
====================================================================================================================================
08/565,159                   11/30/95             Unitized Package        Rebecca Kimbrell Richardson        7798/0164
                                                  Assembly
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97

                       CELLSTAR, LTD. COPYRIGHT REGISTRATION
                       -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REG. NO.                                          TITLE OF WORK                                       DATE OF PUBLICATION
====================================================================================================================================
VA 725-904                                        Accessory Performance Pac Box with Handle               May 19, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY            MARK                 DESCRIPTION OF GOODS AND SERVICES              SER. NO./        REG. NO./      RENEWAL DATE/
                                                                                       FILING DATE      REG. DATE      *OTHER
------------------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR (stylized)  cellular telephones and accessories for        1,871,769/        1,510,201/    03/31/2004
                                        cellular telephones (accessories include       02/26/93          03/31/94
                                        antennas, antenna mounts, antenna passive
                                        repeater, batteries, battery chargers,
                                        battery charger clips, and battery
                                        charter Y-adapters) in class 9
------------------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR             all goods in class 9                           1,985,259
                                                                                       06/28/95
------------------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR             all goods in class 38                          1,985,260        1,598,164
                                                                                       06/28/95         04/30/96       04/30/2006
------------------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR             all goods in class 42                          1,985,261
                                                                                       06/28/95
------------------------------------------------------------------------------------------------------------------------------------
Argentina          SERVICELL            cellular telephones and accessories for        1,899,480/       1,531,704/     07/29/2004
                                        cellular telephones, including mounting        11/17/93         07/29/94
                                        brackets, antennas, antenna mounts,
                                        batteries, battery chargers, battery
                                        eliminators, input and output jacks,
                                        carrying cases, headphones and remote
                                        listening and speaking devices (class 9)
-----------------------------------------------------------------------------------------------------------------------------------
Australia          CELLSTAR             cellular telephones and accessories such      74/651,649/      A651,649       01/27/2005
                                        as mounting brackets, antennas, antenna       01/27/95         01/2797
                                        mounts, batteries, battery chargers,
                                        battery eliminators, input and output
                                        jacks, carrying cases, headphones, remote
                                        listening and speaking devices (class 9)
-----------------------------------------------------------------------------------------------------------------------------------
Australia          CELLSTAR             cellular telephone communication services     651,650/         A651650        01/27/2005
                                        (class 38)                                    01/27/95
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY            MARK                   DESCRIPTION OF GOODS AND SERVICES           SER. NO./        REG. NO./      RENEWAL DATE/
                                                                                      FILING DATE      REG. DATE      *OTHER
------------------------------------------------------------------------------------------------------------------------------------
Australia          CELLSTAR               retail outlets featuring cellular           651,652/         A651,652           01/27/2005
                                          telephones and accessories for cellular     01/27/95         01/27/97
                                          telephones and cellular telephone
                                          subscription contracts; and wholesale
                                          distributing services featuring cellular
                                          telephones and related accessories (class
                                          42)
------------------------------------------------------------------------------------------------------------------------------------
Bangledesh         CELLSTAR               class 9                                     42,983
                                                                                      02/12/95
------------------------------------------------------------------------------------------------------------------------------------
Bangledesh         CELLSTAR               class 38                                    [in
                                                                                      preparation]
------------------------------------------------------------------------------------------------------------------------------------
Bolivia            CELLSTAR               class 9                                                      57977-C/           05/18/2003
                                                                                                       02/09/95
------------------------------------------------------------------------------------------------------------------------------------
Bolivia            CELLSTAR (stylized)    class 9                                     1236/            [published for
                                                                                      05/18/93         opposition]
------------------------------------------------------------------------------------------------------------------------------------
Brazil             CELLSTAR               electrical communications equipment         817,322,698/     817,322,698/
                                          including cellular telephones and           06/23/93         01/24/95           01/24/2005
                                          accessories for cellular telephones in
                                          class 9.35/80
------------------------------------------------------------------------------------------------------------------------------------
Brazil             CELLSTAR               electrical communications equipment         817,136,878/     817,136,878/       06/05/2005
                                          including cellular telephones and           03/02/93         06/06/95
                                          accessories for cellular telephones in
                                          class 37.45 (services)
------------------------------------------------------------------------------------------------------------------------------------
Brazil             CELLSTAR               class 40:15                                 819,435,686      [published for
                                                                                      08/27/96         opposition
                                                                                                       08/12/97]
------------------------------------------------------------------------------------------------------------------------------------
Brazil *(Note 1)   CELLULAR EXPRESS       class 9/35.80                               817,663,924      817,663,924        7/8/2006
                                                                                                       07/09/96
------------------------------------------------------------------------------------------------------------------------------------
Brazil *(Note 1)   CELLULAR EXPRESS       class 37/44.45                              817,663,932
------------------------------------------------------------------------------------------------------------------------------------
Brazil *(Note 1)   CELLULAR EXPRESS       class 9/35.80                               817,762,604      817,762,6040       04/15/2006
                   (stylized)                                                                          4/16/96
------------------------------------------------------------------------------------------------------------------------------------
Brazil *(Note 1)   CELLULAR EXPRESS       class 37.44.45                              817,762,612      817,762,612        04/15/2006
                   (stylized)                                                                          04/16/96
------------------------------------------------------------------------------------------------------------------------------------

Note 1: Filed by Brazilian affiliate; information in schedule based on information received from local associate.

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY            MARK              DESCRIPTION OF GOODS AND SERVICES           SER. NO./          REG. NO./      RENEWAL DATE/
                                                                                 FILING DATE        REG. DATE      *OTHER
------------------------------------------------------------------------------------------------------------------------------------
Brazil *(Note 1)   FIGURITIVA (and   class 35.80                                 817,762,582        817,762,582    04/15/2006
                   design)                                                                          04/16/96
------------------------------------------------------------------------------------------------------------------------------------
Brazil *(Note 1)   FIGURITIVA (and   class 9/35.80                               817,762,590        817,762,590    04/15/2006
                   design)                                                                          04/16/96
------------------------------------------------------------------------------------------------------------------------------------
Brunei             CELLSTAR          cellular telephones and accessories for     24615              20230          02/22/2002
                                     cellular telephones including mounting      02/22/95           12/06/95
                                     brackets, antennas, antenna mounts,
                                     batteries, battery chargers, battery
                                     eliminators, input and output jacks,
                                     carrying cases, headphones, and remote
                                     listening and speaking devices (class 9)
------------------------------------------------------------------------------------------------------------------------------------
Cambodia           CELLSTAR          cellular telephones and accessories for     4038/              4036/          01/01/2004
                                     cellular telephones, including mounting     01/01/94           01/12/94       *01/12/1999 - Use
                                     brackets, antennas, antenna mounts,
                                     batteries, battery chargers, battery                                          *01/12/2000 -
                                     eliminators, input and output jacks,                                          Affidavit of Use
                                     carrying cases, headphones and remote
                                     listening and speaking devices (class 9)
------------------------------------------------------------------------------------------------------------------------------------
Cambodia           CELLSTAR          class 38                                    [in preparation]
------------------------------------------------------------------------------------------------------------------------------------
Cambodia           CELLSTAR          class 42                                    [in preparation]   432,754/
------------------------------------------------------------------------------------------------------------------------------------
Canada             CELLSTAR          cellular telephones and accessories for     721,282/
                                     cellular telephones; namely: mounting       01/26/93           09/02/94       09/02/2009
                                     brackets, antennas, antenna mounts,
                                     batteries, battery chargers, battery
                                     eliminators, input and output jacks,
                                     carrying cases, headphones, and remote
                                     listening and speaking devices for use
                                     with cellular telephones
------------------------------------------------------------------------------------------------------------------------------------

  Note 1: Filed by Brazilian affiliate; information in schedule based on information received from local associate.

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COUNTRY       MARK                 DESCRIPTION OF GOODS AND SERVICES          SER. NO./           REG. NO./          RENEWAL DATE/
                                                                              FILING DATE         REG. DATE          *OTHER
-----------------------------------------------------------------------------------------------------------------------------------
Chile         CELLSTAR (stylized)  all goods in class 9                       241,663/            415,964/           11/08/2003
                                                                              05/26/93            11/08/93
-----------------------------------------------------------------------------------------------------------------------------------
Chile         SERVICELL            cellular telephones and accessories for    256,531/
                                   cellular telephones, including mounting    02/02/94
                                   brackets, antennas, antenna mounts,
                                   batteries, battery chargers, battery
                                   eliminators, input and output jacks,
                                   carrying cases, headphones and remote
                                   listening and speaking devices (class 9)
-----------------------------------------------------------------------------------------------------------------------------------
China         CELLSTAR (plain)     cellular telephones and accessories for    93015835/           694522/            06/20/2004
                                   cellular telephones such as aerials and    03/11/93            06/21/94
                                   frame for wireless aerials, chargers
                                   batteries, electrical adapters, and the
                                   like in class 9
-----------------------------------------------------------------------------------------------------------------------------------
China         CELLSTAR (stylized)  cellular telephones and accessories for    93015836/           694523/            06/20/2004
                                   cellular telephones such as aerials and    03/11/93            06/21/94
                                   frame for wireless aerials, chargers
                                   batteries, electrical adapters, and the
                                   like in class 9
-----------------------------------------------------------------------------------------------------------------------------------
Colombia/ASR  CELLSTAR             class 9                                    93/388,651
                                                                              05/27/93
-----------------------------------------------------------------------------------------------------------------------------------
Colombia      CELLSTAR             cellular telephones and accessories for    93/403,362
                                   cellular telephones (accessories include   08/20/93
                                   antennas, antenna mounts, antenna passive
                                   repeater, batteries, battery chargers,
                                   battery charger clips and battery charter
                                   Y-adapters) in class 9
-----------------------------------------------------------------------------------------------------------------------------------
Colombia      CELLSTAR             class 38                                   [in preparation]
-----------------------------------------------------------------------------------------------------------------------------------
Colombia      CELLSTAR             class 42                                   [in preparation]
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COUNTRY       MARK                 DESCRIPTION OF GOODS AND SERVICES          SER. NO./           REG. NO./          RENEWAL DATE/
                                                                               FILING DATE        REG. DATE          *OTHER
-----------------------------------------------------------------------------------------------------------------------------------
Colombia      CELLSTAR             tradename                                  [in preparation]
-----------------------------------------------------------------------------------------------------------------------------------
Colombia      SERVICELL            cellular telephones and accessories for    421,437/            158,157/           05/16/2004
                                   cellular telephones, including mounting    12/06/93            05/17/94
                                   brackets, antennas, antenna mounts,
                                   batteries, battery chargers, battery
                                   eliminators, input and output jacks,
                                   carrying cases, headphones and remote
                                   listening and speaking devices (class 9)
-----------------------------------------------------------------------------------------------------------------------------------
Colombia      CELULAR EXPRESS      cellular telephones and accessories for    9,422,250/          165,447            09/27/2004
                                   cellular telephones, including mounting    05/25/94            09/28/94
                                   brackets, antennas, antenna mounts,
                                   batteries, battery chargers, battery
                                   eliminators, input and output jacks,
                                   carrying cases, phone cradles, headphones
                                   and remote listening and speaking devices
                                   (class 9)
-----------------------------------------------------------------------------------------------------------------------------------
Costa Rica    CELLSTAR             cellular telephones sold to cellular                           95202              03/13/2005
                                   telephone service subscribers and                              03/14/96
                                   accessories for use with cellular
                                   telephones; namely, mounting brackets,
                                   antennas, antenna mounts, batteries,
                                   battery chargers, battery eliminators,
                                   input and output jacks, carrying cases,
                                   headphones, remote listening and speaking
                                   devices, in class 9.
-----------------------------------------------------------------------------------------------------------------------------------
Costa Rica    CELLSTAR             agent services for cellular telephone                          96482              08/26/2005
                                   service subscription agreements in                             08/26/96
                                   international class 35
-----------------------------------------------------------------------------------------------------------------------------------
Costa Rica    CELLSTAR             cellular telephone communication services                      96481              08/25/2005
                                   in international class 38                                      08/26/96
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COUNTRY            MARK             DESCRIPTION OF GOODS AND SERVICES           SER. NO./           REG. NO./          RENEWAL DATE/
                                                                                FILING DATE         REG. DATE         *OTHER
-----------------------------------------------------------------------------------------------------------------------------------
Costa Rica         CELLSTAR         retail outlets featuring cellular                               95203              03/13/2005
                                    telephones and accessories for cellular                         03/14/96
                                    telephones and cellular telephone
                                    subscription contracts, and wholesale
                                    distributing services featuring cellular
                                    telephones and related accessories in
                                    international class 42
-----------------------------------------------------------------------------------------------------------------------------------
European Union     CELLSTAR         [classes 9, 38, 42]                         47233
                                                                                04/01/96
-----------------------------------------------------------------------------------------------------------------------------------
Ecuador            CELLSTAR         communications apparatus in general and     6436                DNPI-2197-          08/01/2004
                                    especially antennas and receivers for       03/28/95            MICIP
                                    television channels via satellite in                            08/01/94
                                    class 9
-----------------------------------------------------------------------------------------------------------------------------------
France             CELLSTAR         cellular telephones and accessories,        95/560,740          95,560,740          03/01/2005
                                    namely mounting brackets, antennas,         03/01/95            07/31/95
                                    antenna mounts, batteries, battery
                                    chargers, battery eliminators, input and
                                    output jacks, carrying cases, headphones,
                                    remote listening and speaking devices
                                    (class 9); telephone communication
                                    services and in particular cellular
                                    telephone communication services (class
                                    38)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COUNTRY            MARK                  DESCRIPTION OF GOODS AND SERVICES            SER. NO./        REG. NO./      RENEWAL DATE/
                                                                                      FILING DATE      REG. DATE      *OTHER
-----------------------------------------------------------------------------------------------------------------------------------
France             CELLULAR EXPRESS      cellular telephones and accessories,         95/569,698/      95,569,698     04/28/2005
                  (and design)           namely mounting brackets, antennas,          04/28/95         10/06/95
                                         antenna mounts, batteries, battery
                                         chargers, battery eliminators, input and
                                         output jacks, carrying cases, headphones,
                                         remote listening and speaking devices
                                         (class 9); telephone communication
                                         services and inparticular cellular
                                         telephone communication services (class
                                         38)
-----------------------------------------------------------------------------------------------------------------------------------
Germany            CELLSTAR              cellular telephones and accessories,         395,078,598      395,078,598    02/28/2005
                                         namely mounting brackets, antennas,          02/21/95         02/16/96
                                         antenna mounts, batteries, battery
                                         chargers, battery eliminators, input and
                                         output jacks, carrying cases, headphones,
                                         remote listening and speaking devices
                                         (class 9); telephone communication
                                         services, and particularly cellular
                                         telephone communication services (class
                                         38)
-----------------------------------------------------------------------------------------------------------------------------------
Germany            CELLULAR EXPRESS      cellular telephones and accessories,         39517285.3/      39,517,285     04/30/2005
                   (and design)          namely mounting brackets, antennas,          04/21/95         04/29/96
                                         antenna mounts, batteries, battery
                                         chargers, battery eliminators, input and
                                         output jacks, carrying cases, headphones,
                                         remote listening and speaking devices
                                         (class 9); telephone communication
                                         services, and particularly cellular
                                         telephone communication services (class
                                         38)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COUNTRY         MARK              DESCRIPTION OF GOODS AND SERVICES          SER. NO./           REG. NO./         RENEWAL DATE/
                                                                             FILING DATE         REG. DATE         * OTHER
-----------------------------------------------------------------------------------------------------------------------------------
Great Britain   CELLSTAR          cellular telephones; mounting brackets,    2,011,720           2,011,720         02/21/2005
                                  antennas, antenna mounts, batteries,       02/21/95            02/23/96
                                  battery chargers, battery eliminators,
                                  input and output jacks, carrying cases,
                                  headphones, remote listening and speaking
                                  devices; all the aforesaid for use with
                                  cellular telephones their parts and
                                  fittings comprised in this class (class
                                  9); cellular telephone communication
                                  services (class 38)
-----------------------------------------------------------------------------------------------------------------------------------
Great Britain   CELLULAR EXPRESS  cellular telephones and accessories,       2,018,225/          2,018,225         04/22/2005
                (and design)      therefor namely mounting brackets,         04/22/95            03/01/96
                                  antennas, antenna mounts, batteries,
                                  battery chargers, battery eliminators,
                                  input and output jacks, carrying cases,
                                  headphones, remote listening and speaking
                                  devices (class 9); telephone
                                  communication services, particularly
                                  cellular telephone communication services
                                  (class 38)
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong       CELLSTAR          cellular telephones, parts and fittings     93/12897           8357/1995
                                  therefor, mounting brackets, antennas,      11/30/93           no date listed
                                  antenna mounts, batteries, battery
                                  chargers, battery eliminators, input and
                                  output jacks, carrying cases therefor,
                                  headphones and remote listening and
                                  speaking devices; all included in class 9
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong       CELLSTAR          class 38                                   [in preparation]
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong       CELLSTAR          class 42                                   [in preparation]
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COUNTRY         MARK              DESCRIPTION OF GOODS AND SERVICES          SER. NO./           REG. NO./         RENEWAL DATE/
                                                                             FILING DATE         REG. DATE         * OTHER
-----------------------------------------------------------------------------------------------------------------------------------
India           CELLSTAR          cellular telephones and accessoriies for   613,904 12/14/93
                                  cellular telephones, including mounting
                                  brackets, antenas, antenna mounts,
                                  batteries, battery chargers, battery
                                  eliminators, imput and output jacks,
                                  carrying cases, headphones and remote
                                  listening and speaking devices in class 9
-----------------------------------------------------------------------------------------------------------------------------------
Indonesia       CELLSTAR          cellular telephones and accessories for     H4.Hc.01.          342,614           02/15/2004
                                  cellular telephones such as mounting        01-14643           08/31/95
                                  brackets, antenna, antenna mounts,          08/15/94
                                  batteries, battery chargers, battery
                                  eliminators, input and output jacks,
                                  carrying cases, headphones, and remote
                                  listening and speaking devices, their
                                  parts and fittings in class 9
-----------------------------------------------------------------------------------------------------------------------------------
Indonesia       CELLSTAR          repair and maintenance services for        D97 1529 01/22/97
                                  celular telephones and wireless
                                  telecommunication equipment and their
                                  accessories (class 37)
-----------------------------------------------------------------------------------------------------------------------------------
Indonesia       CELLSTAR          cellular telephones and wireles            D97-1528 01/22/97
                                  telecommunication services (class 38)
-----------------------------------------------------------------------------------------------------------------------------------
Indonesia       CELLSTAR          class 42                                   [in preparation]
-----------------------------------------------------------------------------------------------------------------------------------
Ireland         Ireland           cellular telephones and accessories;       6182/95 09/07/95    167,790           09/06/2002
                                  mounting brackets, antennas, antenna                           08/08/96
                                  mounts, batteries, battery chargers,
                                  battery eliminators, input and output
                                  jacks, carrying cases, headphones, remote
                                  listening and speaking devices (class 9)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------
COUNTRY  MARK                 DESCRIPTION OF GOODS AND SERVICES             SER. NO./       REG. NO./     RENEWAL DATE/
                                                                            FILING DATE     DATE DATE     *OTHER
-----------------------------------------------------------------------------------------------------------------------------
Israel   CELLSTAR             cellular telephones and accessories           96247/          96247/       12/25/2001
                              therefor (class 9)                            12/25/94        08/05/96
-----------------------------------------------------------------------------------------------------------------------------
Israel   CELLSTAR             cellular telephone communication services     96248/          96248/       12/25/2001
                              (class 38)                                    12/25/94        08/05/96
-----------------------------------------------------------------------------------------------------------------------------
Israel   CELLSTAR             wholesale distributing services featuring     96249/          96249/       12/25/2001
                              cellular telephones and related               12/25/94        08/05/96
                              accessories; retail outlets featuring
                              cellular telephones and accessories for
                              cellular telephones and cellular
                              telephone subscription contracts (class
                              42).
-----------------------------------------------------------------------------------------------------------------------------
Korea    CELLULAR EXPRESS     cellular telephones; mounting brackets,       13992/95        348,903      10/22/2006
         (and design)         antennas, antenna mounts; batteries;          04/12/95        10/22/96
                              battery chargers; battery eliminators;
                              input and output jacks; carrying cases;
                              headphones; remote listening and speaking
                              devices (class 39)
-----------------------------------------------------------------------------------------------------------------------------
Korea    CELLULAR EXPRESS     cellular telephone communication services     3359/95         34230        01/15/2006
         (and design)         (class 106)                                   04/12/95        01/15/97
-----------------------------------------------------------------------------------------------------------------------------
Korea    CELLULAR EXPRESS     retail outlet and wholesale distributing      3359/95         36433        05/29/2007
         (and design)         agency services featuring cellular            04/12/95        05/29/97
                              telephones and accessories for cellular
                              telephones and cellular telephone
                              subscription contracts; retail and
                              wholesale distributing chain-store
                              management services featuring cellular
                              telephones and related accessories (class
                              112)
-----------------------------------------------------------------------------------------------------------------------------
Laos     CELLSTAR (and        all goods in international class 9             2686/          2879/        12/29/2003
         design)                                                             12/29/93       12/05/94
-----------------------------------------------------------------------------------------------------------------------------
Laos     CELLSTAR (and        all goods in international class 38             [in
         design)                                                              preparation]
-----------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-------------------------------------------------------------------------------------------------------------------------
COUNTRY      MARK             DESCRIPTION OF GOODS AND SERVICES           SER. NO./       REG. NO./       RENEWAL DATE/
                                                                          FILING DATE     REG. DATE       *OTHER
-------------------------------------------------------------------------------------------------------------------------
Laos         CELLSTAR (and    all goods in international class 42         [in
             design)                                                      preparation]
-------------------------------------------------------------------------------------------------------------------------
Malaysia     CELLSTAR         cellular telephones and cellular            94/06847/
                              telephones accessories such as mounting     08/03/94
                              brackets, antenna, antenna mounts,
                              batteries, battery chargers, battery
                              eliminators, input and output jacks,
                              carrying cases, headphones, and remote
                              listening and speaking devices, their
                              parts and fittings (class 9)
-------------------------------------------------------------------------------------------------------------------------
Mexico       CELLSTAR         Apparatus for communication known in this   169,936/        468,271/        06/09/2003
                              class, particularly antenna receivers       06/09/93        08/01/94
                              (class 9)
-------------------------------------------------------------------------------------------------------------------------
New Zealand  CELLSTAR         communications products in this class       245184/
                              including cellular telephones, mounting     01/31/95
                              brackets, antennas, antenna mounts,
                              batteries, battery chargers, battery
                              eliminators, input and output jacks,
                              carrying cases, headphones, remote
                              listening and speaking devices and other
                              accessories; parts and fittings for all
                              the aforesaid goods (class 9)
-------------------------------------------------------------------------------------------------------------------------
New Zealand  CELLSTAR         telecommunication services including        245185/          245185         01/31/2002
                              cellular telephone communication services   01/31/95         01/31/95
                              (class 38)
-------------------------------------------------------------------------------------------------------------------------
New Zealand  CELLSTAR         wholesale and retail services in this       245186/          245186         01/31/2002
                              class all relating to electrical and        01/31/95         01/31/95
                              communication products including cellular
                              telephones and accessories for cellular
                              telephones; cellular telephone
                              subscription contracts (class 42)
-------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY       MARK              DESCRIPTION OF GOODS AND SERVICES        SER. NO./ FILING    REG. NO./     RENEWAL DATE/
                                                                         DATE                REG. DATE     *OTHER
------------------------------------------------------------------------------------------------------------------------------------
New Zealand   CELLULAR EXPRESS  communications products in this class          246,076/
              (and design)      including cellular telephones, mounting        02/22/95
                                brackets, antennas, antenna mounts,
                                batteries, battery chargers, battery
                                eliminators, input and output jacks,
                                carrying cases, headphones, remote
                                listening and speaking devices and other
                                accessories; parts and fittings in this
                                class for all the aforesaid goods (class
                                9)
------------------------------------------------------------------------------------------------------------------------------------
New Zealand   CELLULAR EXPRESS  telecommunication services including           246,077/
              (and design)      cellular telephone communication services      02/22/95
                                (class 38)
------------------------------------------------------------------------------------------------------------------------------------
New Zealand   CELLULAR EXPRESS  services in retailing electrical and           246,078/
              (and design)      communication products including cellular      02/22/95
                                telephones and accessories for cellular
                                telephones and cellular telephone
                                subscription contracts; and wholesale
                                distributing services featuring
                                electrical and communication products
                                (class 42)
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      CELLSTAR          cellular telephones and accessories for        124,187       [approved for
                                cellular telephones such as mounting           03/01/94      publication]
                                brackets, antenna, antenna mounts,
                                batteries, battery chargers, battery
                                eliminators, input and output jacks,
                                carrying cases, headphones, and remote
                                listening and speaking devices, their
                                parts and fittings in class 9
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY       MARK              DESCRIPTION OF GOODS AND SERVICES        SER. NO./ FILING        REG. NO./     RENEWAL DATE/ *OTHER
                                                                         DATE                    REG. DATE
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      CELLSTAR          repair and maintenance services for         [in preparation]
                                celular telephones and wireless
                                telecommunication equipment and their
                                accessories (class 37)
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      CELLSTAR          cellular telephones and wireles             [in preparation]
                                telecommunication services (class 38)
------------------------------------------------------------------------------------------------------------------------------------
Paraguay      CELLSTAR          communications apparatus in general and     9,303,636/           165,440       11/16/2003
                                especially antennas and receivers for       11/16/93             7/25/95
                                television channels via satellite in
                                class 9
------------------------------------------------------------------------------------------------------------------------------------
Peru          CELLSTAR          scientific, nautical surveying and          221,226              6821          04/22/2004
              (with design)     electrical apparatus and instruments
                                (including wireless), photographic,
                                cinematographic, optical, weighing,
                                measuring signaling, checking,
                                (supervision), lifesaving and teaching
                                apparatus and instruments; coil or
                                counterfredd (sic) apparatus; talking
                                machines; cash registers; calculating
                                machines, fire extinguishing apparatus
                                including parts and accessories (class 9)
------------------------------------------------------------------------------------------------------------------------------------
Philippines   CELLSTAR          cellular telephones sold to cellular        840930-              [approved for
                                telephone service subscribers and           00095628-PN/         publication]
                                accessories for use with cellular           09/30/94
                                telephones; namely, mounting brackets,
                                antennas, antenna mounts, batteries,
                                battery chargers, battery eliminators,
                                input and output jacks, carrying cases,
                                headphones, remote listening and speaking
                                devices (class 9)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY        MARK                            DESCRIPTION OF GOODS AND SERVICES          SER. NO./    REG. NO./ REG.  RENEWAL DATE/
                                                                                          FILING DATE  DATE            *OTHER
------------------------------------------------------------------------------------------------------------------------------------
Philippines    CELLULAR EXPRESS (and design)   class 9 - cellular telephones and           107,227
                                               accessories for cellular telephones,        04/03/96
                                               namely mounting brackets, antennas,
                                               antenna mounts, batteries, battery
                                               chargers, battery eliminators, input and
                                               output jackets, carrying cases,
                                               headphones, remote listening and speaking
                                               devices
------------------------------------------------------------------------------------------------------------------------------------
Singapore      CELLSTAR                        cellular telephones and cellular            6959/94
                                               telephone accessories such as mounting      08/11/94
                                               brackets, antennas, antenna mounts,
                                               batteries, battery chargers, battery
                                               eliminators, input and output jacks,
                                               carrying cases, headphones, remote
                                               listening and speaking devices and their
                                               parts and fittings (class 9)
------------------------------------------------------------------------------------------------------------------------------------
Singapore      CELLSTAR                        Cellular telephones, wireless               5069/97
               SHE LE SHI DA (Chinese          telecommunication apparatus for cellular    05/02/97
               Characters)                     telephones and wireless telecommunication
                                               apparatus such as mounting brackets,
                                               antennas, antenna mounts, batteries,
                                               battery charges, battery eliminators,
                                               input and output jacks, carrying cases,
                                               headphones, remote listening and
                                               speacking devices; parts and fittings for
                                               the aforesaid goods; all included in
                                               class 9
------------------------------------------------------------------------------------------------------------------------------------
Singapore      CELLSTAR                        Cellular telephone and wireless             0570/97
               SHE LE SHI DA                   telecommunication services provided by a    05/02/97
               (Chinese Characters)            third party; (class 38)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY        MARK                            DESCRIPTION OF GOODS AND SERVICES           SER. NO./     REG. NO./    RENEWAL DATE/
                                                                                           FILING DATE   REG. DATE    *OTHER
------------------------------------------------------------------------------------------------------------------------------------
Singapore      CELLSTAR                        Repair and maintenance services for         12899/96
                                               cellular telephones and other wireless      11/29/96
                                               telecommunication equipment (class 37)
------------------------------------------------------------------------------------------------------------------------------------
Singapore      CELLSTAR                        Cellular telephone and wireless             12900/96
                                               telecommunication services provided by a    11/29/96
                                               third party; (class 38)
------------------------------------------------------------------------------------------------------------------------------------
Singapore      CELLSTAR                        retail outlets featuring cellular           12901/96
                                               telephones, wireless telecommunication      11/29/96
                                               equipment and accessories for cellular
                                               telephones and wireless communication
                                               equipment; and wholesale distribution
                                               services fetureing cellular telephones,
                                               wireless telecommunication equipment and
                                               related accessories (class 42)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY        MARK                  DESCRIPTION OF GOODS AND SERVICES          SER. NO./          REG. NO./      RENEWAL DATE/
                                                                                FILING DATE        REG. DATE      *OTHER
------------------------------------------------------------------------------------------------------------------------------------
South Africa   CELLULAR EXPRESS      scientific, nautical, surveying,           9,503,360/
               (and design)          electric, photographic, cinematographic,   03/17/95
                                     optical, weighing, measuring, signaling,
                                     checking (supervision), life-saving and
                                     teaching apparatus and instruments;
                                     apparatus for recording, transmission or
                                     reproduction of sound or images;
                                     telecommunication devices of all kinds
                                     included in the class including mobile
                                     and cellular telephones and devises and
                                     their accessories; magnetic date
                                     carriers, recording discs; automatic
                                     vending machines and mechanisms for
                                     coin-operated apparatus; cash registers,
                                     calculating machines, data processing
                                     equipment and computers;
                                     fire-extinguishing apparatus (class 9)
------------------------------------------------------------------------------------------------------------------------------------
South Africa   CELLULAR EXPRESS      communication services in relation to      9,503,361/
               (and design)          mobile and cellular telephones and         03/17/95
                                     devices and their accessories (class 38)
------------------------------------------------------------------------------------------------------------------------------------
South Africa   CELLULAR EXPRESS      wholesale, retail, mail-order,             9,503,362/
               (and design)          distribution and subscription services     03/17/95
                                     all relating to mobile and cellular
                                     telephones and devices and their
                                     accessories (class 42)
------------------------------------------------------------------------------------------------------------------------------------
Spain          CELLSTAR              cellular telephones and accessories for    1,744,587/         1,744,587/     02/15/2003
                                     cellular telephones in class 9             02/15/93           04/20/94       *02/28/98 Second
                                                                                                                  tax due
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

----------------------------------------------------------------------------------------------------------------------------------
COUNTRY         MARK                    DESCRIPTION OF GOODS AND SERVICES            SER. NO./         REG. NO./    RENEWAL DATE/
                                                                                     FILING DATE       REG. DATE    *OTHER
----------------------------------------------------------------------------------------------------------------------------------
Sri Lanka       CELLSTAR (and           cellular telephones and accessories for      73904/
                design)                 cellular telephones, including mounting      04/06/95
                                        brackets, antennas, antenna mounts,
                                        batteries, battery chargers, battery
                                        eliminators, input and output jacks,
                                        carrying cases, headphones and remote
                                        listening and speaking devices (class 9)
----------------------------------------------------------------------------------------------------------------------------------
Sri-Lanka       CELLSTAR (and           class 38                                     [in
                design)                                                              preparation]
----------------------------------------------------------------------------------------------------------------------------------
Sri-Lanka       CELLSTAR                class 42                                     [in
                (and design)                                                         preparation]
----------------------------------------------------------------------------------------------------------------------------------
Taiwan          CELLSTAR                cellular telephones and accessories for      (84) 029970/      [published
                                        cellular telephones, namely mounting         06/16/95          05/16/97]
                                        brackets, antennas, antenna mounts,
                                        batteries, battery chargers, battery
                                        eliminators, input and output jackets,
                                        carrying cases, headphones, remote
                                        listening and speaking devices in class 9
---------------------------------------------------------------------------------------------------------------------------------
Taiwan          CELLSTAR (stylized)     services as an agent for the                 (86) 012806/
                                        sale/distribution of cellular telephones     04/16/97
                                        and parts thereof in class 35
---------------------------------------------------------------------------------------------------------------------------------
Taiwan          CELLSTAR Chinese        services as an agent for the                 (86) 018205/
                transliteration         sale/distribution of cellular telephones     04/16/97
                "Shih-Lo-Shyh-Ta"       and parts thereof in class 35
---------------------------------------------------------------------------------------------------------------------------------
Taiwan          CELLULAR EXPRESS (and   cellular telephones and accessories for      (84)029969/       [published
                design)                 cellular telephones, namely mounting         06/16/95          06/01/97]
                                        brackets, antennas, antenna mounts,
                                        batteries, battery chargers, battery
                                        eliminators, input and output jackets,
                                        carrying cases, headphones, remote
                                        listening and speaking devices in class 9
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

----------------------------------------------------------------------------------------------------------------------------------
COUNTRY            MARK                     DESCRIPTION OF GOODS AND SERVICES        SER. NO./         REG. NO./     RENEWAL DATE/
                                                                                     FILING DATE       REG. DATE      *OTHER
----------------------------------------------------------------------------------------------------------------------------------
Thailand          CELLSTAR (stylized)       cellular telephones and accessories for  276,536/
                                            cellular telephones in class 9           11/25/94
----------------------------------------------------------------------------------------------------------------------------------
Uruguay           CELLSTAR                  all goods in classes 9, 38 and 42        279,888/          279,888
                                                                                     07/31/95          (approved
                                                                                                       04/29/97
                                                                                                       registration
                                                                                                       certificate not
                                                                                                       yet received)
----------------------------------------------------------------------------------------------------------------------------------
Venezuela         AMIGO DE CELL STAR        insurance and financial services in      96014598          [published
*(Note 2)                                   class 36                                 09/02/96          03/07/97
----------------------------------------------------------------------------------------------------------------------------------
Venezuela         AMIGO DE CELL STAR        communications in class 38               96014597          [published
*(Note 2)                                                                            09/02/96          030797]
----------------------------------------------------------------------------------------------------------------------------------
Venezuela         CELLSTAR (stylized)       cellular telephones and accessories      3011/             [published
                                            for cellular telephones (accessories     02/26/93          11/01/94]
                                            include antennas, antenna mounts,
                                            antenna passive repeater, batteries,
                                            battery chargers, battery charger clips
                                            and battery charger Y-adapters) (class 9)
----------------------------------------------------------------------------------------------------------------------------------
Venezuela         MOVISTAR DE CELL STAR     insurance and financial services in      96014595          [published
*(Note 2)                                   class 36                                 09/02/96          03/07/97]
----------------------------------------------------------------------------------------------------------------------------------
Venezuela         MOVISTAR DE CELL STAR     communications in class 38               96014594          [published
*(Note 2)                                                                            09/02/96          03/07/97]
----------------------------------------------------------------------------------------------------------------------------------
Venezuela         SISTEMA AMIGO CELL STAR   insurance and financial services in      96016221          [published
*(Note 2)                                   class 36                                 09/27/96          03/07/97]
----------------------------------------------------------------------------------------------------------------------------------
Venezuela         SISTEMA AMIGO CELL STAR   communications in class 38               96016218          [published
*(Note 2)                                                                            09/27/96          03/07/97]
----------------------------------------------------------------------------------------------------------------------------------

Note 2: Filed by Venezuelan affiliate (Cellstar Celular C.A.); information in schedule based on information received from local associate

                                                                        10/13/97
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COUNTRY            MARK                   DESCRIPTION OF GOODS AND SERVICES        SER. NO./       REG. NO./       RENEWAL DATE/
                                                                                   FILING DATE     REG. DATE       *OTHER
-----------------------------------------------------------------------------------------------------------------------------------
Vietnam            CELLSTAR (and design)  cellular telephones and accessories for  16,487/         13868           12/21/2003
                                          cellular telephones, including mounting  12/21/93        10/22/94
                                          brackets, antennas, antenna mounts,
                                          batteries, battery chargers, battery
                                          eliminators, input and output jacks,
                                          carrying cases, headphones and remote
                                          listening and speaking devices (class 9)
----------------------------------------------------------------------------------------------------------------------------------
Vietnam            CELLSTAR (and design)  class 38                                 [in
                                                                                   preparation]
----------------------------------------------------------------------------------------------------------------------------------
Vietnam            CELLSTAR (and design)  class 42                                 [in
                                                                                   preparation]
----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                         CELLSTAR, LTD. US TRADEMARKS
                         ----------------------------

------------------------------------------------------------------------------------------------------------------------------------

MARK                       DESCRIPTION OF GOODS AND SERVICES           SER. NO./             REG. NO./          RENEWAL DATE/
                                                                       FILING DATE           REG.  DATE         *OTHER
------------------------------------------------------------------------------------------------------------------------------------
ACCESSORY                  cellular telephones and accessories for     74/677,425            2,007,790          10/05/2006
PREFORMANCE PAC            cellular telephones, namely batteries,      05/17/95              10/15/96           *10/15/2002 - (S)8
                           battery eliminators leather cases in                                                 and 15 Affidavits
                           class 9, leather cases, in class 18
-----------------------------------------------------------------------------------------------------------------------------------
BACKED BY THE              wholesale distributorships featuring        (in
BEST                       cellular telephones and accessories.        preparation)
-----------------------------------------------------------------------------------------------------------------------------------
CELLSTAR                   cellular telephones sold to cellular        74/354,588            1,835,240          05/10/2004
                           telephone service subscribers and           02/01/93              05/10/94           *05/10/2000 - (S)8
                           accessories for use with cellular                                                    and 15 Affidavits
                           telephones; namely, mounting brackets,
                           antennas, antenna mounts, batteries,
                           battery chargers, battery eliminators,
                           input and output jacks, carrying cases,
                           headphones, remote listening and speaking
                           devices, in class 9
-----------------------------------------------------------------------------------------------------------------------------------
CELLSTAR w/globe           wholesale distributing services             74/489,103            1,896,626          5/30/2005
logo                       featuring cellular telephones and           2/14/94               5/30/95            *5/30/2001 - (S)8
                           related accessories, in class 42                                                     and 15 Affidavits
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97

                         CELLSTAR, LTD. US TRADEMARKS
                         ----------------------------

------------------------------------------------------------------------------------------------------------------------------------
MARK                       DESCRIPTION OF GOODS AND SERVICES           SER. NO./       REG. NO./      RENEWAL DATE/
                                                                       FILING DATE     REG. DATE      *OTHER
------------------------------------------------------------------------------------------------------------------------------------
CELLSTAR (stylized)        cellular telephones sold to cellular        74/651,394      1,976,263      05/28/2006
                           telephone service subscribers and           03/24/95        05/28/96       *05/28/2001 - (S)8
                           accessories for use with cellular                                          and 15 Affidavits
                           telephones, namely mounting brackets,
                           antennas, antenna mounts, batteries,
                           battery chargers, battery eliminators,
                           input and output jacks, carrying cases,
                           headphones, remote listening and speaking
                           devices in class 9,  cellular telephone
                           communication services, in class 38,
                           retail outlets featuring cellular
                           telephones, and accessories for cellular
                           telephones and cellular telephone
                           subscription contracts; and wholesale
                           distributing services featuring cellular
                           telephones and related accessories, in
                           class 42
------------------------------------------------------------------------------------------------------------------------------------
CELLULAR PHONE             providing subscription contracts for        74/577,186      1,967,868      04/16/2006
CENTER and design          cellular telephone communication            09/22/94        04/16/96       *04/16/2002 - (S)8
                           services, provided by a third party, in                                    and 15 Affidavits
                           class 38, retail outlets featuring
                           cellular telephones and cellular
                           telephone subscription contracts, in
                           class 42
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                         CELLSTAR, LTD. US TRADEMARKS
                         ----------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATION              providing subscription contracts for and            74/582,145    2,016,191    11/12/2006
CENTER (stylized)          activation of cellular telephone                    10/03/94      11/12/96     *11/12/2002- (S)8
                           communication services, provided by a                                          and 15 Affidavits
                           third party, in class 38, retail outlets
                           featuring cellular telephones,
                           accessories for cellular telephones and
                           cellular telephone subscription contracts
                           in class 42
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MARK                       DESCRIPTION OF GOODS AND SERVICES                   SER. NO./       REG.  NO./    RENEWAL DATE/
                                                                               FILING DATE     REG. DATE     *OTHER
-----------------------------------------------------------------------------------------------------------------------------------
COMMUNICATION CENTER       promoting the telecommunications goods              75/028,757                    Statement of Use
 AFFILIATES (stylized)     and services of itself and others by                12/01/95                      Due 11/28/97
                           means of promoting memberships in third
                           party discount merchandising clubs, in
                           class 35
------------------------------------------------------------------------------------------------------------------------------------
ESSENTIALS CELLULAR        cellular telephone accessories, namely              74/686,976      2,086,312     08/05/2007
 ACCESSORIES (stylized)    antennas, batteries, battery eliminators,           06/12/95        08/05/97      *09/05/2003 (S)8 and
                           battery chargers, carrying cases and                                              15 Affidavits
                           mounting apparatus and hardware therefor
                           in class 9
------------------------------------------------------------------------------------------------------------------------------------
ESSENTIALS CELLULAR        whole distributing services featuring               74/686,975      1,985,444     07/09/2006
 ACCESSORIES (stylized)    accessories related to cellular                     06/12/95        07/09/96      *07/09/2002 (S)8 and
                           telephones in class 42                                                            15 Affidavits
------------------------------------------------------------------------------------------------------------------------------------
FULLFILLING A WIRELESS     wholesale distributorship services                  74/874,551      2,007,764     10/15/2006
 WORLD                     featuring cellular telephones and related           05/18/95        10/15/96      *10/15/2002- (S)8 and
                           accessories, in class 42                                                          15 Affidavits
------------------------------------------------------------------------------------------------------------------------------------
FULFILLING YOUR WIRELESS   cellular telephone communication services           74/603,603      2,005,075     10/01/2006
 WORLD                     in class 38,  Wholesale distributorships            11/28/94        10/01/96      *10/01/2002- (S)8 and
                           featuring cellular telephones,                                                    15 Affidavits
                           accessories for cellular telephones and
                           cellular telephone subscription contracts
                           in class 42

                                                                        10/13/97
                         CELLSTAR, LTD. US TRADEMARKS
                         ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INTELLIGENT FAST CHARGER   cellular telephone battery chargers, in             74/559,265    1,968,988         04/16/2006
                           class 9                                               08/10/94    04/16/96          *4/16/2002 - (S)8
                                                                                                               and 15 Affidavits
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MARK                       DESCRIPTION OF GOODS AND SERVICES            SER. NO./          REG. NO./           RENEWAL DATE/
                                                                        FILING DATE        REG. DATE           *OTHER
-----------------------------------------------------------------------------------------------------------------------------------
INTERACT (stylized)        video terminals used in retail outlets       74/663,849         2,084,473           07/29/97
                           for the selection and configuration of       04/20/95           07/29/2003          07/29/2007 - (S)8
                           wireless telecommunications equipment, in                                           and 15 Affidavits
                           class 9, custom design of video terminals
                           used in retail outlets for the selection
                           and configuration of wireless
                           telecommunications equipment, in class 42
-----------------------------------------------------------------------------------------------------------------------------------
INTERACT INTERACTIVE       video terminals used in retail outlets       74/663,850         2,065,618           05/27/2007
 ASSISTANT FOR             for the selection and configuration of       04/20/95           05/27/97            *05/27/2003- (S)8
 COMMUNICATION TECHNOLOGY  wireless telecommunications equipment, in                                           and 15 Affidavits
                           class 9, custom design of video terminals
                           used in retail outlets for the selection
                           and configuration of wireless
                           telecommunications equipment, in class 42
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                         CELLSTAR, LTD. US TRADEMARKS
                         ----------------------------

------------------------------------------------------------------------------------------------------------------------------------
NATIONAL AUTO CELLULAR     service activation and subscription                 75/015,298  [published for
 (and design)              contracts for cellular telephone                    11/06/95    opposition
                           communication services in class 38;                             09/30/97]
                           retail outlets featuring cellular
                           telephones, accessories for cellular
                           telephones and services activation and
                           subscription contracts for cellular
                           telephone communication services in class
                           35
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL COMMUNICATION     subscription contracts for cellular                 74/582,146                      Statement of Use Due
 (and design)              telephone communication services in class           10/03/94                        12/24/97
                           38;  retail outlets featuring cellular
                           telephones, accessories for cellular
                           telephones and cellular telephone
                           subscription contracts in class 42
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MARK                           DESCRIPTION OF GOODS AND SERVICES        SER. NO./       REG. NO./       RENEWAL DATE/
                                                                        FILING DATE     REG. DATE       *OTHER
------------------------------------------------------------------------------------------------------------------------------------
TWO NAMES YOU CAN          cellular telephone communication services    74/483,718      1,875,583       01/24/2005
 CLEARLY COUNT ON          in class 38, retail outlets featuring        01/28/94        01/24/95        *01/24/2001 - (S)8
                           cellular telephones and cellular                                             and 15 Affidavits
                           telephone subscription contracts, in
                           class 42
------------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97

                     CELLSTAR PACIFIC PTE LTD. TRADEMARKS
                     ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY           MARK        DESCRIPTION OF GOODS AND SERVICES        SER. NO./            REG. NO./         RENEWAL DATE/
                                                                       FILING DATE           REG. DATE        *OTHER
-----------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia       CELLSTAR  cellular telephones and accessories        30267               383/12            04/01/2005
                             (accessories can include mounting          07/30/95            09/09/96
                             brackets, antennas, antenna mounts,
                             batteries, battery chargers, battery
                             eliminators, input and output jacks,
                             carrying cases, headphones, remote
                             listening and speaking devices) (class 9)
-----------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia       CELLSTAR  services for business management           39268               383/13            04/01/2005
                             assistance for the sale of goods, sale     07/30/95            09/09/96
                             promotion services, demonstration of
                             goods, distribution of samples and shop
                             window dressing services (class 35)
-----------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia       CELLSTAR  cellular telephone service subscription    30269               383/14           04/01/2005
                             contracts (class 38)                       07/30/95            09/09/96
-----------------------------------------------------------------------------------------------------------------------------------
United Arab        CELLSTAR  cellular telephones and accessories        10680
Emirates                     (accessories can include mounting          05/20/95
                             brackets, antennas, antenna mounts,
                             batteries, battery chargers, battery
                             eliminators, input and output jacks,
                             carrying cases, headphones, remote
                             listening and speaking devices) (class 9)
----------------------------------------------------------------------------------------------------------------------------------
United Arab        CELLSTAR  cellular telephone communication services  10681
Emirates                     (class 38)                                 05/20/95
----------------------------------------------------------------------------------------------------------------------------------
United Arab        CELLSTAR  retail outlets featuring cellular          10682
Emirates                     telephones and accessories for cellular    05/20/95
                             telephones and cellular telephone
                             subscription contract; and wholesale
                             distributing services featuring cellular
                             telephones and related accessories (class
                             42)
----------------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97

                   CELLULAR EXPRESS, S.A. de C.V. TRADEMARKS*
                   -----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
COUNTRY    MARK                  DESCRIPTION OF GOODS AND SERVICES           SER. NO./        REG. NO./     RENEWAL DATE/
                                                                             FILING DATE      REG. DATE     *OTHER
-----------------------------------------------------------------------------------------------------------------------------
Mexico   CELLULAR EXPRESS        services lent for warehouse buying in         159,172
         (and design)            bulk and selling retail, and particularly     01/25/93
                                 dedicated to the selling of cellular
                                 telephones and their parts and
                                 accessories in class 42
-----------------------------------------------------------------------------------------------------------------------------
Mexico   CELLULAR EXPRESS        (description of goods not available) in       165,316
                                 class 42                                      04/14/93
-----------------------------------------------------------------------------------------------------------------------------
Mexico   CELLULAR EXPRESS        (description of goods not available) in       159,238
         (and design)            class 9                                       01/26/93
-----------------------------------------------------------------------------------------------------------------------------
Mexico   CELLULAR EXPRESS        services of repair and maintenance for        135,932        419,106       03/24/2002
         (and design)            cellular telephones, pieces of sound          03/24/92       08/03/92
                                 equipment for automobiles, and pieces of
                                 security for automobiles and the
                                 accessories and repair of the previous
                                 products in class 37
-----------------------------------------------------------------------------------------------------------------------------
Mexico   CELLULAR EXPRESS        sale of services of cellular telephones,      135,933
         (and design)            pieces of sound equipment for                 03/24/92
                                 automobiles, pieces of security equipment
                                 for automobiles, accessories and
                                 refreshment for the previous products in
                                 class 42
-----------------------------------------------------------------------------------------------------------------------------
Mexico   CELLULAR EXPRESS        communications in class 37                    302,740
         MUCHO MAS QUE                                                         07/29/97
         TELEFONIA CELLULAR
         (and design) [CELLULAR
         EXPRESS HAS MUCH MORE
         THAN JUST CELLULAR
         TELEPHONES]
-----------------------------------------------------------------------------------------------------------------------------
Mexico   CELLULAR ONE            (description of goods not available) in       143,548
                                 class 9                                       06/30/92
-----------------------------------------------------------------------------------------------------------------------------
Mexico   CELLULAR ONE            (description of goods not available) in       143,546
                                 class 37                                      06/30/92
-----------------------------------------------------------------------------------------------------------------------------

                                                                        10/13/97
                   CELLULAR EXPRESS, S.A. de C.V. TRADEMARKS*
                   -----------------------------------------

--------------------------------------------------------------------------------------------------------------------------
COUNTRY    MARK               DESCRIPTION OF GOODS AND SERVICES          SER. NO/      REG. NO./     RENEWAL DATE/
                                                                         FILING DATE   REG. DATE     *OTHER
--------------------------------------------------------------------------------------------------------------------------
Mexico     CELLULAR ONE       (description of goods not available) in     143,545
                              class 42                                    06/30/92
--------------------------------------------------------------------------------------------------------------------------
Mexico     CELL STAR (and     pieces of equipment or instruments          165,557      474,925       04/16/2003
           design)            scientific nautical, of surveying, of       04/16/93     09/27/94
                              weight, of measurement, of signal
                              (lighted marker) of control (inspection),
                              of held (aid) and of teaching; pieces
                              transmittal, reproduction of the sound or
                              the images; supports of magnetic
                              registers acoustic discs; automatic
                              distributors and mechanics for pieces of
                              equipment of previous pay, cash registers,
                              calculator machines, equipment of the
                              treatment of the information (data
                              process) and the computers' extinguisher,
                              with exclusive express of the cellular
                              telephones in class 9
--------------------------------------------------------------------------------------------------------------------------
Mexico     CELL STAR (and     construction and repair services in class   167,739      446,979       05/14/2003
           design)            37                                          05/14/93     11/23/93
--------------------------------------------------------------------------------------------------------------------------
Mexico     CELL STAR (and     services lent for warehouse buying in       167,738      446,978       05/14/2003
           design)            bulk and selling retail, and particularly   05/14/93     11/23/93
                              dedicated to the selling of cellular
                              telephones and their parts and
                              accessories in class 42
--------------------------------------------------------------------------------------------------------------------------
Mexico     CELL STAR (and     cellular telephones in class 9              160,775      440,077       02/15/2003
           design)                                                        02/15/93     08/19/93
--------------------------------------------------------------------------------------------------------------------------
Mexico     CELLULAR EXPRESS   trade name                                  440,077
           S.A. de C.V.                                                   06/02/94
--------------------------------------------------------------------------------------------------------------------------

* Based on information provided to Sroufe, Payne & Lundeen, L.L.P. by a third party which may be incomplete or inaccurate; while Sroufe, Payne & Lundeen, L.L.P. has taken every effort to present the information available as accurately and completely as possible, Sroufe, Payne & Lundeen, L.L.P. takes no responsibility for the completeness or accuracy of the information herein.

                                 SCHEDULE 10.2
                                 -------------

                                EXISTING LIENS
                                --------------

           DEBTOR             JURISDICTION       SECURED PARTY               FILE NO     FILE DATE   COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Florida        Citicorp Dealer             96-211524   10/07/96     1996 Mitsubishi PMWR
                                                 Finance                                              #30198
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Florida        Citicorp Dealer             97-008867    1/13/97     1996 Pettibone #352948
CellStar                                         Finance
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Shannon Corp.                93-90829    5/10/93     Equipment
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Citicorp Corp.              93-102461    5/24/93     Sch not on file with S/S
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          European American            94-30859    2/17/94     Equipment
                                                 Bank
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Shannon Corp.               94-113649     6/9/94     Equipment
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Shannon Corp.               94-148847    7/28/94     Equipment
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          IBM Corp.                     95-6283    1/10/95     Equipment
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          IBM Corp.                     95-6284    1/10/95     Equipment
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          European American            95-39185    2/27/95     Equipment
                                                 Bank
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Citicorp Dealer             96-202240   10/10/96     1996 Mitsubishi PMWR
                                                 Finance                                              #30198
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Shannon Corp.               96-254520   12/27/96     Equipment
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Citicorp Dealer              97-20214   02/03/97     1996 Pettibone #352948
                                                 Finance
------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Raymond Leasing             97-104133    5/29/97     Equipment
CellStar, Ltd.                                   Corp.
------------------------------------------------------------------------------------------------------------------------------------
CellStar West, Inc.           S/S California     Lucent Technologies        9430260066    10/6/94     AT&T Inventory
------------------------------------------------------------------------------------------------------------------------------------
CellStar West, Inc.           S/S California     Bay Area Cellular          9610860112    4/16/96     Equipment, Inventory,
                                                                                                      consignment
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          GTE Leasing Corp.            95-61910    3/20/95     Telephone equipment
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          Computer Sales Int'l         95-76492    4/18/95     Equipment
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          European American            95-77664    4/20/95     Equipment Lease
                                                 Bank
------------------------------------------------------------------------------------------------------------------------------------

Schedule 10.2 - Existing Liens         1

                                 SCHEDULE 10.2
                                 -------------

                                EXISTING LIENS
                                --------------

------------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Florida        Citicorp Dealer              96-211524   10/07/96    1996 Mitsubishi PMWR
                                                 Finance                                              #30198
------------------------------------------------------------------------------------------------------------------------------------
CellStar Ltd.                 S/S Texas          Shannon Corp.                 95-82654    4/27/95    Equipment
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          First Interstate Bank /1/    95-104339    5/26/95    Real Property, fixtures
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          USL Capital Corp.            95-174786     9/8/95    Equipment
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          Computer Sales Int'l         95-211875    11/1/95    Equipment
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          American Business            95-233005    12/4/95    Equipment
                                                 Credit Corp.
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          American Business            96-134429     7/8/96    Equipment
                                                 Credit Corp.
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          AT&T Leasing                 96-201879   10/10/96    Equipment
                                                 Systems
------------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          Raymond Leasing              97-104133    5/19/97    Equipment
National Auto Center, Inc.                       Corp.
------------------------------------------------------------------------------------------------------------------------------------
CellStar                      S/S Florida        Citicorp Dealer              97-008867    1/13/97    1996 Pettibone #352948
                                                 Finance
------------------------------------------------------------------------------------------------------------------------------------
CellStar Corporation          Harris Co., Texas  Houston Westpark                874662   12/13/93    Furniture, Requipment,
                                                                                                      Warehouse Inventory
------------------------------------------------------------------------------------------------------------------------------------
CellStar Corporation          S/S Texas          Houston Westpark             93-226388   11/29/93    Furniture, Equipment,
                                                                                                      Warehouse Inventory
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

_________________________
/1/    Indebtedness secured by this loan has been paid in full and releases are being processed.

Schedule 10.2 - Existing Liens         2

                                 SCHEDULE 10.2
                                 -------------

                                EXISTING LIENS
                                --------------


---------------------------------------------------------------------------------------------------------------------------
           DEBTOR               JURISDICTION           SECURED PARTY         FILE NO    FILE DATE         COLLATERAL
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Florida        Citicorp Dealer             96-211524   10/07/96  1996 Mitsubishi PMWR
                                                 Finance                                           #30198
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Florida        Citicorp Dealer             97-008867    1/13/97  1996 Pettibone #352948
CellStar                                         Finance
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Shannon Corp.                93-90829    5/10/93  Equipment
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Citicorp Corp.              93-102461    5/24/93  Sch not on file with S/S
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          European American            94-30859    2/17/94  Equipment
                                                 Bank
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Shannon Corp.               94-113649     6/9/94  Equipment
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Shannon Corp.               94-148847    7/28/94  Equipment
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          IBM Corp.                     95-6283    1/10/95  Equipment
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          IBM Corp.                     95-6284    1/10/95  Equipment
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          European American            95-39185    2/27/95  Equipment
                                                 Bank
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Citicorp Dealer             96-202240   10/10/96  1996 Mitsubishi PMWR
                                                 Finance                                           #30198
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Shannon Corp.               96-254520   12/27/96  Equipment
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Citicorp Dealer              97-20214   02/03/97  1996 Pettibone #352948
                                                 Finance
---------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas          Raymond Leasing             97-104133    5/29/97  Equipment
CellStar, Ltd.                                   Corp.
---------------------------------------------------------------------------------------------------------------------------
CellStar West, Inc.           S/S California     Lucent Technologies        9430260066    10/6/94  AT&T Inventory
---------------------------------------------------------------------------------------------------------------------------
CellStar West, Inc.           S/S California     Bay Area Cellular          9610860112    4/16/96  Equipment, Inventory,
                                                                                                   consignment
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          GTE Leasing Corp.            95-61910    3/20/95  Telephone equipment
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          Computer Sales Int'l         95-76492    4/18/95  Equipment
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          European American            95-77664    4/20/95  Equipment Lease
                                                 Bank
---------------------------------------------------------------------------------------------------------------------------

     Schedule 10.2- Existing Liens     1

                                 SCHEDULE 10.2
                                 -------------

                                EXISTING LIENS
                                --------------

---------------------------------------------------------------------------------------------------------------------------
NATIONAL AUTO CENTER, INC.    S/S FLORIDA        CITICORP DEALER            96-211524   10/07/96   1996 MITSUBISHI PMWR
                                                 FINANCE                                           #30198
---------------------------------------------------------------------------------------------------------------------------
CellStar Ltd.                 S/S Texas          Shannon Corp.                95-82654    4/27/95  Equipment
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          First Interstate Bank /1/   95-104339    5/26/95  Real Property, fixtures
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          USL Capital Corp.           95-174786     9/8/95  Equipment
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          Computer Sales Int'l        95-211875    11/1/95  Equipment
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          American Business           95-233005    12/4/95  Equipment
                                                 Credit Corp.
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          American Business           96-134429     7/8/96  Equipment
                                                 Credit Corp.
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          AT&T Leasing                96-201879   10/10/96  Equipment
                                                 Systems
---------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas          Raymond Leasing             97-104133    5/19/97  Equipment
National Auto Center, Inc.                       Corp.
---------------------------------------------------------------------------------------------------------------------------
CellStar                      S/S Florida        Citicorp Dealer             97-008867    1/13/97  1996 Pettibone #352948
                                                 Finance
---------------------------------------------------------------------------------------------------------------------------
CellStar Corporation          Harris Co., Texas  Houston Westpark               874662   12/13/93  Furniture, Requipment,
                                                                                                   Warehouse Inventory
---------------------------------------------------------------------------------------------------------------------------
CellStar Corporation          S/S Texas          Houston Westpark            93-226388   11/29/93  Furniture, Equipment,
                                                                                                   Warehouse Inventory
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

________________________
     /1/ Indebtedness secured by this loan has been paid in full and releases are being processed.

     Schedule 10.2- Existing Liens     2